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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08200

BRIDGEWAY FUNDS, INC.
(Exact name of registrant as specified in charter)

5615 Kirby Drive, Suite 518
Houston, Texas 77005-2448
(Address of principal executive offices) (Zip code)

Michael D. Mulcahy, President
Bridgeway Funds, Inc.
5615 Kirby Drive, Suite 518
Houston, Texas 77005-2448
(Name and address of agent for service)

Registrant's Telephone Number, including Area Code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: December 31, 2005

Item 1.—Reports to Stockholders

        The following is a copy of the report to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

      A no-load mutual fund family of domestic funds

      Semi-Annual Report
      December 31, 2005 (Unaudited)

      AGGRESSIVE INVESTORS 1
       (Closed to New Investors)

      AGGRESSIVE INVESTORS 2

      ULTRA-SMALL COMPANY
       (Closed)

      ULTRA-SMALL COMPANY MARKET

      MICRO-CAP LIMITED
       (Closed to New Investors)

      SMALL-CAP GROWTH

      SMALL-CAP VALUE

      LARGE-CAP GROWTH

      LARGE-CAP VALUE

      BLUE CHIP 35 INDEX

      BALANCED

      www.Bridgeway.com

Table of Contents

Letter from the Investment Management Team
AGGRESSIVE INVESTORS 1
Manager's Commentary
Disclosure of Fund Expenses
Schedule of Investments
AGGRESSIVE INVESTORS 2
Manager's Commentary
Disclosure of Fund Expenses
Schedule of Investments
ULTRA-SMALL COMPANY
Manager's Commentary
Disclosure of Fund Expenses
Schedule of Investments
ULTRA-SMALL COMPANY MARKET
Manager's Commentary
Disclosure of Fund Expenses
Schedule of Investments
MICRO-CAP LIMITED
Manager's Commentary
Disclosure of Fund Expenses
Schedule of Investments
SMALL-CAP GROWTH
Manager's Commentary
Disclosure of Fund Expenses
Schedule of Investments
SMALL-CAP VALUE
Manager's Commentary
Disclosure of Fund Expenses
Schedule of Investments
LARGE-CAP GROWTH
Manager's Commentary
Disclosure of Fund Expenses
Schedule of Investments
LARGE-CAP VALUE
Manager's Commentary
Disclosure of Fund Expenses
Schedule of Investments
BLUE CHIP 35 INDEX
Manager's Commentary
Disclosure of Fund Expenses
Schedule of Investments
BALANCED
Manager's Commentary
Disclosure of Fund Expenses
Schedule of Investments
Schedule of Options Written
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
Notes to Financial Statements
Other Information

Letter from the Investment Management Team

December 31, 2005

Dear Fellow Shareholders,

        Calendar year 2005 was excellent for Bridgeway and its shareholders across the majority of our Funds. All of our actively managed Funds beat their market benchmarks for the year, while our index and passively managed Funds did exactly what they are designed to do: reasonably match the performance of their underlying indexes. You can find our usual detailed discussion of performance by individual fund, beginning on page 12.

        In addition to performance and financial information, we'd like to highlight several sections of this report. First, a discussion of the market context of our performance is found on page 5. At Bridgeway, we like competition (it helps keep everyone on their toes). However, it's one thing to beat a peer average, but how do we compare to the recommended "picks" of a high profile rating agency? This analysis is presented on pages 6 and 7.

        We solicit shareholder feedback with each letter, and a number of investors who have studied our lists of worst-performing stocks have written to us with the following question, "Why don't you set 'stop loss orders' to limit exposure to losses on individual stocks we own?" It seems to make sense that if you could limit your losses, you'd improve overall returns. Not necessarily: see our take on pages 7 and 8.

        As many of you know, one of Bridgeway's four business values is achieving superior (efficient) cost structure, and it's useful at times to step back and look at the big picture. Are costs headed in the right direction? We try to answer this question on pages 8 and 9. Finally, you may know that the Funds' adviser donates half of its own net profits to charitable and non-profit organizations. On pages 10 and 11, John gives a report of a trip to Africa and highlights two organizations that the Adviser is particularly proud to help support.

        As always, we appreciate your feedback. This is a brand new format for our semi-annual report and we are considering using it twice a year, with the annual and semi-annual reports, when we present the Funds' financial statements. Let us know how you like it at feedback@bridgeway.com. We take your comments seriously and discuss them regularly. Please keep your ideas coming—both favorable and critical. They are a vital tool in helping us serve you better.

Sincerely,

John Montgomery	Richard P. Cancelmo, Jr.
Michael A. Whipple	Elena Khoziaeva

Your investment management team

Market Commentary

        As you probably know, we don't pay a lot of attention to market trends at Bridgeway. Our investment process looks the same in a bear or bull market. I have four computer screens in my office, and not one of them runs a ticker tape. Our disciplined rule of thumb is: "If it's not going to make a difference in a decision you make, don't look." This saves a lot of time and emotional energy and lets our investment management team concentrate on what we think we do best—running our models in search of both the next good stock and the appropriate time to sell.

        With this as a preface you may be wondering what we would possibly have to say about the market overall. Actually, market trends sometimes do help to explain the context within which our various funds operate. For example, surging energy prices and their effect on energy stocks help explain a portion of both Aggressive Investors Funds' market-beating performance in 2005.

        One of the interesting trends since 1999 has been the dramatic lead of small companies over larger ones. By many (but not all) measures, 2005 was the seventh year in a row that small companies have outperformed large ones. For example, this is the seventh year in a row that the smallest companies ("ultra-small" or those in the smallest "decile" of the market) have outperformed the largest companies (those in the top "decile") according to data from the Center for Research in Security Prices ("CRSP"). It is the longest "small cap run" in the 79-year history of the CRSP database; however, we believe that large companies will have their "day in the sun" over the next three- to five-year period. We certainly don't claim to know when the turning point will come, and we don't think it's a good idea for anyone to try to "time" the market. Nor do we think you should go out and sell all your small or ultra-small stocks. However, we do think this would be a good time to make sure your portfolio is in line with your original plan, and that you are not inadvertently over-weighted in small or ultra-small stocks or funds due to their great performance over the last few years.

        Like small stocks, "value" stocks have also had a great run in recent years. These stocks, which are characterized by their comparatively low prices (based on certain financial measures), dominated growth-oriented stocks over each of the last six years. On a contrarian basis, we believe growth stocks are also due for a "day in the sun." Indeed, growth stocks did outperform value stocks in the December quarter and in some isolated examples for all of 2005. (For example, large-cap growth mutual funds outperformed large-cap value mutual funds.) Thus, we also think this is a poor time for you to be over-weighted in value stocks or value-oriented funds—and a good time to check your portfolio for inadvertent over-weighting. The box below presents style box returns for 2005 according to data from Lipper.

Lipper Fund Category Returns by Style Box for Calendar 2005

        Finally, one of the major market trends of 2005 was the boom in energy stocks, driven by rising oil prices. As a group, these stocks zoomed up by an average of 33%—more than twice the return of any other sector of the economy. Most of our Funds benefited from this trend; our Aggressive Investors Funds, in particular, had substantial weightings in energy, and included energy companies that performed better than the average ones. However, there was some reversal of fortune in the last quarter of the calendar year, as energy lagged all other market sectors.

Bridgeway Funds Standardized Returns for One, Five and Ten Years and Inception to Date As of December 31, 2005*

Fund	1 year	5 year	10 Year	Inception to date	Inception
Aggressive Investors 1	14.93%	7.65%	21.05%	21.64%	August 5, 1994
Aggressive Investors 2	18.59%			13.15%	October 31, 2001
Ultra-Small Company	2.99%	27.26%	22.54%	22.77%	August 5, 1994
Ultra-Small Company Market	4.08%	23.88%		17.10%	July 31, 1997
Micro-Cap Limited	22.55%	19.45%		20.88%	June 30, 1998
Small-Cap Growth	18.24%			15.05%	October 31, 2003
Small-Cap Value	18.92%			18.06%	October 31, 2003
Large-Cap Growth	9.33%			9.07%	October 31, 2003
Large-Cap Value	11.62%			16.04%	October 31, 2003
Blue Chip 35 Index	0.05%	0.14%		5.35%	July 31, 1997
Balanced	6.96%			5.61%	June 30, 2001

*
Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

Bridgeway 8, Morningstar 3

        The Short Version:    In 2005, Bridgeway's Funds beat Morningstar's "analyst picks" in eight of eleven equivalent categories.

        One of the arguments in favor of purchasing actively managed funds is the desire to do better than average. Usually, our Bridgeway fund performance tables compare our returns to relevant market indexes. We think of indexes as "average," but in fact we believe indexes have beaten roughly 80% of actively managed mutual funds over the long haul historically. So comparing our performance against indexes rather than the "average" mutual fund is actually a very high hurdle. Nevertheless, we'd still like to know that we don't just beat the indexes or the average of our peers, but that we also beat comparable actively managed funds. After all, nobody wants an average doctor—we want a superior one. Likewise with mutual funds, we want to know how we stack up against other funds as chosen by an independent firm specializing in investment research.

        Of course, the difficult part is identifying "best" funds up front, at the beginning of the performance period in question. For this purpose we turn to Morningstar, an independent Chicago-based firm, which publishes a list of fund "picks" selected by their analysts. We then look at how the performance of Bridgeway Funds compares with the average performance of these "best" funds. Thus, we pit the Bridgeway Funds in a given category against Morningstar's candidates for best funds. Think of it as a friendly competition.

        In 2005, the results of this competition: eight to three in favor of Bridgeway. Of our 11 funds, eight beat the average for the Morningstar "analysts' picks" funds in the equivalent category, including all but one of our actively managed funds. The table below presents the results by category and Bridgeway Fund.

Bridgeway Funds		Morningstar Analyst "Picks"
Name	2005 Return	Morningstar Category	2005 Return
Large-Cap Value	11.62	Large-cap value	5.04
Blue Chip 35 Index	0.05	Large-cap blend	4.86
Large-Cap Growth	9.33	Large-cap growth	9.03
Aggressive Investors 1	14.93	Mid-cap growth	10.33
Aggressive Investors 2	18.59	Mid-cap growth	10.33
Small-Cap Value	18.92	Small-Value	5.51
Ultra-Small Co. Market	4.08	Small Blend	13.50
Ultra-Small Company	2.99	Small-Growth	7.29
Micro-Cap Limited	22.55	Small-Growth	7.29
Small-Cap Growth	18.24	Small-Growth	7.29
Balanced	6.96	Conservative Allocation	4.70

        Past performance is not an indicator of future results. The Bridgeway Funds' adviser, Bridgeway Capital Management, does not have any influence on the selection of the funds chosen by Morningstar's analysts. The number and specific funds used in the comparison are in the control and discretion of Morningstar and their analysts and are subject to change. Morningstar's criteria for choosing Analyst Picks includes, but is not limited to, factors such as performance, expenses, and quality of fund management. In addition, the comparison of Bridgeway Funds to the Morningstar Analyst Picks is limited to performance only and does not take into consideration other factors that are considered by Morningstar when compiling their list of Analyst Picks.

        Each Bridgeway Fund is compared to the average total return of the group of funds selected by Morningstar at the beginning of 2005 for the one year period ended December 31, 2005. Although these Analyst Picks changed from the beginning of the year to the final quarter, the same eight Bridgeway Funds beat the average of the end of year Morningstar picks as well. These averages in the table are comprised of between one and eight funds from within each category. In an effort to provide a complete and balanced assessment, all of the Bridgeway Funds are used in the comparison table shown above such that no attempt is made to cull out unfavorable results. The purpose of this comparison is to "raise the bar" on performance comparison, as this analysis uses an arguably higher benchmark by comparing the Bridgeway Funds to other funds chosen by an independent source that specializes in investment research.

Could One Limit Losses and Improve Returns with "Stop Loss" Orders?

        The Short Version:    It's tempting to think that we could save money and improve returns by instituting "stop loss" orders to eradicate our biggest declining stocks in a period. However, our simplified analysis indicates that is not the case.

        For some shareholders, it's painful when the end-of-the-year round-up shows stock performance with a lot of red ink. Sure, the portfolio as a whole might have beaten the market, the peer-group average, or some other benchmark. But some can't help thinking how much better things might have been if your manager had sold earlier.

        For example, take a look at the calendar year "losers" for Aggressive Investors 1 Fund on page 15. Even in an "up market" year, ten of our stocks declined more than 22%; one declined 58%. That list is ugly, a blot on an otherwise strong record, and it's only natural to want to wipe it out. A number of our shareholders have suggested we do just that, by setting stop-loss orders. Essentially, these are sell orders that execute automatically if a stock drops below a certain price. Would stop-loss orders have increased our returns? We asked Elena Khoziaeva to test out this hypothesis under one scenario, using an analysis similar to one we did a number of years ago.

        To perform the test, Elena looked at the results from stocks in our aggressive investors style for a representative period, from June 30, 2004 through October 31, 2005. She then set a theoretical stop loss of 20% (i.e. 20% less than either the price on June 30 or else 20% less than the purchase price) on all stocks in Aggressive Investors 1. If a stock continued dropping to, say, a total loss of 40%, Elena assumed that we had sold at the 20% drop and reinvested the proceeds in the remaining stocks in our portfolio. (There are any number of other stop loss programs we could have studied; this is just one, but reflects an answer to a specific suggestion by a shareholder and is representative of other work we have done previously.)

        It sounds like it should have been a "slam-dunk" strategy. See the graph of ImClone Systems below. If we had sold the ImClone when the 20% stop order hit, we could have avoided a substantial additional loss of another 15% and increased the Fund's total return for the period by about 0.9%.

ImClone Systems from 6/30/04 to 9/30/04

        The problem, though, is that there are plenty of stocks that drop by more than 20% but eventually bounce back up above the 20% level. Sometimes, in fact, they bounce up higher than the price at which we bought, for a nice gain. One example is Research In Motion Ltd., which was our largest position on June 30, 2004. If we had sold this stock when it declined below our theoretical stop loss limit of 20%, we would have missed out on the 33% gain from the stop loss point. Selling at the 20%-down mark would have decreased the Fund's total return for the period by about 4.4% (since this was a core holding).

Research in Motion Ltd. from 6/30/04 to 12/31/04

        So, what was the bottom line on Elena's analysis? The answer was interesting. According to the analysis, we would have gained nothing by implementing "stop loss" orders. The actual return of the

Fund over the period in question was 28.00%, while the hypothetical "stop loss" portfolio return was 27.99%—call it a wash. However, those figures don't include all transaction costs, such as trading commissions; we believe that adding those costs in tips the scales in favor of not setting stop loss orders under the specific stop loss program proposed. On top of that, setting stop loss orders would disrupt part of the process we used to manage the Fund's tax-efficiency, thus hurting after-tax returns for shareholders in taxable accounts. Our conclusion from this and other analysis is that setting stop-loss orders sounds good on paper, but our time and efforts are better focused elsewhere.

Six and a Half Years of Expenses

        The Short Version:    In our fiscal year (June) report we reviewed some data comparing our expense ratios to those of other funds. In our semi-annual report, however, we review our trend of expenses over time, to see whether we're doing a good job of keeping costs low or (ideally) pushing them even lower.

        Bridgeway's four business values are integrity, investment performance, efficient cost, and friendly service. In every report we talk a lot about performance and not infrequently about integrity, but I thought it would be appropriate to revisit the record on expenses. We may be doing well relative to our peers, but one of our Bridgeway colleagues recently reviewed our expenses to test our goal of becoming even more efficient.

        Overall, the trend is definitely in the right direction, and you, our shareholders, deserve some thanks for that. When investors buy shares in the Funds, the company's net assets increase (good performance on the part of the Funds' stocks has the same effect). Growth in assets is important in helping to drive expenses down on a per share basis, as it allows the Funds' costs to be spread over a larger base. This trend can go the other direction, however, when assets decline or when growth in costs outstrips asset growth. Thus, it is very important to do a good job of managing costs independent of the direction of asset growth.

        The table below presents the operating costs for each of our Funds over the past several years. I'm excluding management fees because we covered those separately in our last annual report and because the performance-based fees on some of the Funds can cloud the picture. Thus, expenses in the table are not total operating expenses, but correspond to the "other expenses" category in our prospectus fee table.

        One area of greatly increased costs in the last year has been in compliance-related activities. A recent survey of advisory firms indicated that the average firm saw compliance costs rise by 60% in 2005 as firms responded to an abundance of new regulations. These costs have increased for Bridgeway as well, and we'll cover this topic separately in a future letter. Overall, however, we continue to make progress on the expense front, and I am proud of our record of reducing expense ratios in the current decade. As the numbers get leaner, the job gets harder, but we are committed to vigilance in cost management.

Bridgeway Funds Expense Trends 2000 - 2005

"Other expenses" before waivers and reimbursements	Year ended 6/30/2000	Year ended 6/30/2001	Year ended 6/30/2002	Year ended 6/30/2003	Year ended 6/30/2004	Year ended 6/30/2005	6 Months ended 12/31/2005 annualized	Decline Over Period Shown
Aggressive Investors 1	0.54%	0.20%	0.21%	0.30%	0.23%	0.19%	0.34%	0.20%
Aggressive Investors 2			1.40%*	1.05%	0.27%	0.28%	0.25%	1.15%
Ultra-Small Company	0.56%	0.52%	0.36%	0.39%	0.25%	0.22%	0.16%	0.40%
Ultra-Small Company Market	1.44%	1.11%	0.51%	0.35%	0.17%	0.23%	0.16%	1.28%
Micro-Cap Limited	0.78%	0.49%	0.34%	0.52%	0.23%	0.30%	0.24%	0.54%
Small-Cap Growth					0.65%**	0.48%	0.26%	0.39%
Small-Cap Value					0.89%**	0.47%	0.20%	0.69%
Large-Cap Growth					0.63%**	0.53%	0.31%	0.32%
Large-Cap Value					1.02%**	0.60%	0.32%	0.70%
Blue Chip 35 Index	0.39%	0.60%	0.85%	0.99%	0.50%	0.48%	0.26%	0.13%
Balanced			1.47%*	1.06%	0.91%	0.59%	0.45%	1.02%
Simple Average of Funds existing in FY2000	0.74%	0.58%	0.45%	0.51%	0.28%	0.28%	0.23%	0.51%

*
inception date was 10/31/01

**
Class N only, from inception date 10/31/03

Comfort in the Mediocre

        The Short Version:    I'd rather settle for market beating performance.

        Sometimes I'm amazed at the reasoning that accompanies lousy performance. I've come to expect it in the "management discussion and analysis" from funds that continually under perform. I was surprised at the following rationale by a rating agency that accompanied market lagging performance, however. (Names have been changed to protect the. .. uh, people involved.)

  On November 5 Joe Manager Smith stepped down from Mediocre Fund's ZZZ class shares. This month would have marked Smith's seventh year managing the fund. Before taking the helm of these funds, he was an analyst for more than ten funds. While the funds were rarely top-quartile performers—indeed, they haven't beaten the S&P in years—his lengthy experience and the structural setup of the fund gave us comfort.

        Comfort? OK, but experience isn't a good thing unless it's good experience, and structure only helps if it's is likely to lead to good results. Where else do you look for proof, if not the long term performance and consistency of performance of a fund?

Some Personal Thoughts on Genocide by John Montgomery

        Genocide is not a typical subject for a portfolio manager's letter. However, the Bridgeway Funds are unusual in a number of ways, including the fact that the Funds' Adviser, Bridgeway Capital Management, donates half of its after-tax profits to charitable and non-profit organizations. Some of the projects the Adviser has helped to finance include a college preparatory high school for low-income students, an arts program for bereaved children, and a clean-water system for a small town in Honduras. But one of the Adviser's "core missions" is working to further global peace and to help end genocide. In September, a colleague and I traveled to Africa for two weeks to deepen our understanding of human rights issues, establish new relationships, and find new opportunities to make a difference. After concluding that Sudan and the Congo were currently too dangerous to visit, we traveled instead to a somewhat safer, yet war-ravaged region of Uganda, and to Rwanda, where in 1994—over a span of just 100 days—800,000 civilians were killed for no reason other than their ethnicity.

        Of course, that kind of atrocity is nothing new for the world. Thirty-eight years ago, my life was changed when a seventh-grade history class introduced me to the Holocaust. The horror was almost inconceivable to me, and as a twelve-year-old boy in Houston, Texas, those dreadful events seemed like ancient history, and as remote as a distant planet. But they planted a seed for future action and commitment. With all that we know about that hideous chapter in world history, it seems incredible to me that genocide is still being perpetrated today. And yet, the genocide in Africa is not ancient history; it continues as I write this letter. And thanks to instant news reporting and economic globalization, distances have shrunk to the point that Africa now seems as close as our own back yard. There is no aspect of society, whether family structure, cultural traditions, economic well-being, physical health, or spiritual life, that is undamaged by the violence.

        One of the most painful, most unbelievable aspects of our trip involved listening to the personal testimony of Ugandan children, typically between the ages of eight and twelve, who were kidnapped, horribly abused by their captors, trained as soldiers, and forced to mutilate and kill other children from their own villages. I shuddered to think what I would do had my own daughters been among those children. In Rwanda, I stood on a hill where 250,000 victims of the genocide lie buried. How would I feel if my family and friends were in that grave? Such inhumanity is unfathomable and soul wrenching, and yet it continues to exist.

        Despite the painful thoughts, the trip was also enormously uplifting. I met some people who had made the courageous decision to turn away from revenge, others who work relentlessly for justice and real reconciliation. I met many individuals who were devoting their energy and creativity to work in government service or with non-governmental or with religious organizations or with philanthropic projects undertaken by small, local businesses. And I met many, many people who were and are making a difference one relationship, one opportunity at a time. So how can you and I make a difference as we go about our own lives here in the United States? To answer that, I'd like to tell you a little about a couple of the organizations that we help fund.

        One, about which we're very excited, is called Invisible Children (www.invisiblechildren.com). The children in question are the children of northern Uganda like the ones I met, abducted and forced into a world of brutality that for most of us is simply beyond imagining. As the Invisible Children project comes to fruition, however, we won't need to imagine this world: It will be up in front of us on a movie screen. The three young filmmakers, all of them in their 20s, who created the Invisible Children documentary, have traveled extensively in Uganda. They have filmed hundreds and hundreds of hours' worth of interviews—with children, with their families, with government officials, including the President of Uganda, with members of the military and local NGOs. Young and a little shaggy, with equipment purchased mostly on Ebay, the group appears to present relatively little threat, and this has helped them gain access to some areas that would be unlikely to admit a CNN camera crew. At the same time, the Ugandan children have been willing to open up to these young filmmakers in a way they would probably not have opened up to a team of older journalists.

        The Invisible Children: Rough Cut film, complete with an MTV-style soundtrack, is currently being made available, for free, to college and high-school groups around the United States. Students are encouraged to gather their friends and their friends' friends, and their friends' friends' friends to watch and learn and "blog" about what they've learned, to raise money and donate time and energy, to get involved. The filmmakers intend on releasing the Invisible Children: Final Cut in theatres nationwide in early 2007. The immediate cause, of course, is help for the children of Uganda and the restoration of peace, which this area has not seen for 20 years. But perhaps just as important is the cause of helping

America's young people realize that with their time and their energy and their networks of friends, they can help shape the world.

        Another group of young people striving for social change, the Genocide Intervention Network (www.genocideinterventionnetwork.com) is focused on helping to end the terrible violence that is ravaging the Darfur region of Sudan. "GI-Net" was started by students and recent alumni of Swarthmore College (which happens to be my alma mater); among their founding members are a Christian, a Jew whose grandparents were Holocaust survivors, and an observant Muslim. The group produces educational materials about Darfur, which it offers to student organizations across the U.S. Last spring, in commemoration of the "100 Days" of genocide in Rwanda, and in concert with hundreds and hundreds of young people from all over the U.S., they raised a quarter of a million dollars for the African Union's peacekeeping efforts in Darfur. I am proud to help support their work.

        You might be asking how this all relates to investment. One answer is that there are many different ways to invest, and different ways of defining profit. I regard our support of groups such as GI-Net and Invisible Children (as well as more mature organizations, such as Amnesty International and Human Rights Watch) as investments in the hope for a better world. If these investments help produce a better world for my daughters, and for their families, I will regard that as a very significant profit indeed.

        Another answer is that as a money manager, I have always looked for opportunities across the full range of alternatives. Both the world of money-management and the world of philanthropy tend to be very conservative, focused almost exclusively on large, well known companies and organizations. There is no question that large companies such as Apple Computer and well known organizations such as Amnesty International can produce impressive results, and I am happy to invest in them. At the same time, however, I believe it's a mistake to disregard smaller, young companies and organizations. The best of them have energy and fresh, valuable approaches to contribute to the market and the marketplace of ideas. For example, the Bridgeway Ultra-Small Company Fund earned more than 200% on both Quicksilver Resources (an energy company) and SPC Pool (a distributor of swimming-pool supplies). These were tiny companies that yielded enormous gains. Invisible Children and GI-Net may not even be in existence in ten years—or they may be our "ten baggers" that make the difference in actually helping stop a war or end genocide. If we don't take a chance on them, we risk missing out on something extraordinary.

Aggressive Investors 1 Fund
MANAGER'S COMMENTARY
(Unaudited)

December 31, 2005

Dear Fellow Aggressive Investors 1 Fund Shareholder,

        Our Fund was down 0.57% in the December quarter compared to a gain of 2.09% for our primary benchmark, the S&P 500 Index and 1.81% for our peer benchmark, the Lipper Capital Appreciation Funds Index. It was a poor quarter.

        On the heels of three very fine quarters, however, our calendar year return was very strong: 14.93% compared to 4.91% for our primary benchmark, the S&P 500 Index and 7.96% for our peer benchmark, the Lipper Capital Appreciation Funds Index.

        The table below presents our December quarter, six-month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC.

	Dec. Qtr. 10/1/05 to 12/31/05	6 Months 7/1/05 to 12/31/05	1 Year 1/1/05 to 12/31/05	5 Year 1/1/01 to 12/31/05	10 Year 1/1/96 to 12/31/05	Life-to-Date 8/5/94 to 12/31/05
Aggressive Investors 1 Fund	-0.57%	10.83%	14.93%	7.65%	21.05%	21.64%
S&P 500 Index (large companies)	2.09%	5.77%	4.91%	0.54%	9.06%	11.12%
Russell 2000 Index (small companies)	1.13%	5.88%	4.55%	8.22%	9.26%	10.78%
Lipper Capital Appreciation Funds	1.81%	8.56%	7.96%	0.15%	7.28%	9.24%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        For the six-month semi-annual period, our Fund was up 10.83%, compared to 5.77% for the S&P 500 Index of large companies. As reported last quarter, our substantial energy holdings had a very favorable impact in the September quarter, although they "gave back" a bit of return in the December quarter.

        According to data from Lipper, Inc. as of December 31, 2005, Aggressive Investors 1 Fund ranked 63rd of 445 capital appreciation funds for 2005, 32nd of 284 over the last five years, 1st of 101 over the last ten years, and 1st of 74 since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Aggressive Investors 1 Fund and Indexes from 12/31/95 to 12/31/05

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Energy stocks took a back seat this quarter, making way for good performers from a variety of industries.

        These are the ten best-performers for the December quarter:

Rank	Description	Industry	% Gain
1	Hansen Natural Corp	Beverages	67.4%
2	Apple Computer Inc	Computers	34.6%
3	Coldwater Creek Inc	Retail	32.2%
4	LCA-Vision Inc	Healthcare-Products	28.0%
5	Joy Global Inc	Machinery-Const & Mining	28.0%
6	WESCO International Inc	Distribution/Wholesale	26.2%
7	Marvell Technology Group Ltd	Semiconductors	21.6%
8	Red Hat Inc	Software	17.7%
9	Cal Dive International Inc	Oil & Gas Services	13.2%
10	Goodyear Tire & Rubber Co	Auto Parts & Equipment	11.9%

        While last quarter's best performers list was packed with energy stocks, you may be surprised to see only one on our list of gainers above. Our models are still enamored by energy and energy-related companies. However, when we see a run up in a fairly volatile sector that takes its weighting in the portfolio over 35%, our "top-down" risk management strategy may dictate that we begin to trim our holdings, as happened with energy at the beginning of October. Our sector representation went from 35.8% to 22.6% during the quarter.

        You might say that our top performer, Hansen Natural, is also involved in energy—energy drinks. Hubert Hansen started making fresh, non-pasteurized juices for film studios and retailers in Southern California in the 30's. Lately, with the addition of smoothies, ready-to-drink iced teas, juice cocktails and energy drinks, its brands have caught the public's attention. Forbes listed Hansen in first place in its "200 Best Small Companies" for 2005, with "new energy drinks targeted at the youth sports market and white-collar workforce." (We gathered our staff recently for a Hansen taste test—the juices were the staff's favorites; I liked the ginseng drink.) Hansen also tops our list of performers for the year, increasing over 166% since our original purchase in March.

        Apple's iPod products continue to grow in popularity and to spawn derivative products, which provide diversity for the company beyond personal computers. Although the tremendous price appreciation since our first purchase almost a year and a half ago means this stock is not nearly as cheap as it was, our models still like it, and currently, we're holding.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Careful trimming of our energy holdings gave us a softer landing this quarter than I would have expected.

        These are the ten stocks that performed the worst in the December quarter:

Rank	Description	Industry	% Loss
1	Forward Industries Inc	Textiles	-58.3%
2	Building Material Holding Corp	Distribution/Wholesale	-26.3%
3	UGI Corp	Gas	-23.0%
4	Digital River Inc	Internet	-21.7%
5	Toll Brothers Inc	Home Builders	-18.0%
6	Chesapeake Energy Corp	Oil & Gas	-17.5%
7	Tenaris SA	Iron/Steel	-16.9%
8	ConocoPhillips	Oil & Gas	-16.8%
9	Consol Energy Inc	Coal	-15.2%
10	Overseas Shipholding Group	Transportation	-14.6%

        Although significantly reduced, our exposure to the energy sector was still more than twice that of the broader market, which hurt our quarterly performance. Our energy-related stocks fell 8.17% on average, more favorable than the S&P 500 Index's 9.8% decline of energy stocks. In summary, our energy stocks performed better than average, but still held back our performance substantially in the December quarter.

        Forward Industries, maker of carrying cases for cell phones, laptops and other equipment, is our worst performer for the quarter. Timing of product shipments, pricing pressures and higher operating costs are a bad combination and caused the Florida-based company's recent price tumble, which in turn cost the fund 0.5% in performance for the quarter. Digital River was a strong performer through the summer, but by the time we sold the last of our holdings in late October, it had given back most of its gains.

Detailed Explanation of Calendar Year Performance—What Worked Well

        The Short Version:    Energy, energy, energy.

        These are the ten best-performers for the calendar year:

Rank	Description	Industry	% Gain
1	Hansen Natural Corp	Beverages	166.8%
2	Valero Energy Corp	Oil & Gas	105.6%
3	Tesoro Corp	Oil & Gas	94.1%
4	Chesapeake Energy Corp	Oil & Gas	91.3%
5	Coldwater Creek Inc	Retail	62.0%
6	Foundation Coal Holdings Inc	Coal	61.6%
7	Kos Pharmaceuticals Inc	Pharmaceuticals	59.9%
8	Southwestern Energy Co	Oil & Gas	48.8%
9	Brookfield Asset Management Inc	Real Estate	48.6%
10	Marvell Technology Group Ltd	Semiconductors	47.8%

        Two-thirds of our performance for the calendar year can be attributed to energy stocks. Six of the ten companies listed above also appeared in our fiscal year winners in June; however, five are in industries other than oil and gas, which helped our diversity later in the year as energy stock prices began to decline. Coldwater Creek, which provides specialty clothing and gifts purchased through catalogs or the Internet, was our number two performer for the fiscal year (through last June 2005) and a steady performer through the calendar year. Although our Retail weighting was about equal to the market, our stocks did particularly well and gave us a 2% performance boost above the market during the quarter.

Detailed Explanation of Calendar Year Performance—What Didn't Work

        The Short Version:    Compared to seven companies that appreciated at least 50% in the calendar year, only one declined that much. Still, it hurt.

        The stocks that performed worst for the calendar year:

Rank	Description	Industry	% Loss
1	Forward Industries Inc	Textiles	-58.3%
2	Oregon Steel Mills Inc	Iron/Steel	-44.0%
3	AK Steel Holding Corp	Iron/Steel	-37.3%
4	Deckers Outdoor Corp	Apparel	-32.6%
5	Ford Motor Co	Auto Manufacturers	-31.3%
6	eBay Inc	Internet	-29.5%
7	Digital River Inc	Internet	-25.4%
8	Cleveland-Cliffs Inc	Iron/Steel	-23.7%
9	Commercial Metals Co	Metal Fabricate/Hardware	-22.7%
10	Petroleum Development Corp	Oil & Gas	-22.2%

        A number of our problem holdings for the year centered on two disparate industries: steel and the Internet. Both of these industries did well for the year overall but some of our individual picks did not. In the case of Oregon Steel, the company also did very well for the year, but unfortunately, the timing of our purchase and sale was particularly poor. As reported above, Forward Industries is facing some order-timing and production expense challenges. Personally, I'm kind of sad to see Ford Motor go (we sold earlier in the year, but not before a substantial loss), but our models know no such emotion. Here are our worst ten for the year:

Top Ten Holdings

        At quarter end, Goodyear Tire & Rubber Company comprised our largest company representation at 6.9% of net assets, followed by Apple Computer at 4.0% and Joy Global at 3.8%. From the standpoint of diversification, I love seeing three such disparate companies at the top of our list. Our top ten holdings represented 36.5% of net assets.

Rank	Description	Industry	Percent of Net Assets
1	Goodyear Tire & Rubber Co	Auto Parts & Equipment	6.9%
2	Apple Computer Inc	Computers	4.0%
3	Joy Global Inc	Machinery-Const & Mining	3.8%
4	Valero Energy Corp	Oil & Gas	3.7%
5	McDermott International Inc	Engineering & Const	3.3%
6	Dress Barn Inc	Retail	3.2%
7	BMC Software Inc	Software	3.1%
8	Quanta Services Inc	Commercial Services	3.0%
9	Tesoro Corp	Oil & Gas	3.0%
10	Sunoco Inc	Oil & Gas	2.5%

Total			36.5%

Industry Sector Representation as of December 31, 2005

        Energy continues as our Fund's largest sector, but we trimmed it substantially, down from 35.8% last quarter. The industry we are most underrepresented in is Financial.

	% of Net Assets	S&P 500 Index	Difference
Basic Materials	1.0%	2.9%	-1.9%
Communications	9.2%	10.2%	-1.0%
Consumer, Cyclical	15.8%	8.5%	7.3%
Consumer, Non-cyclical	16.0%	21.6%	-5.6%
Energy	22.6%	9.6%	13.0%
Financial	5.3%	21.1%	-15.8%
Industrial	15.8%	11.3%	4.5%
Technology	13.4%	11.4%	2.0%
Utilities	0.0%	3.4%	-3.4%
Cash	0.9%	0.0%	0.9%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2005, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. The prospectus and other fund information may be obtained by calling 1800-661-3550 or visiting the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Aggressive Investors 1. This Fund remains open only to current investors as we seek to keep the nimbleness that has fared well through the years. As always, we appreciate your feedback.

Sincerely,

John Montgomery

DISCLOSURE OF FUND EXPENSES
(Unaudited)

        As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Aggressive Investors 1 Fund

	Beginning Account Value at 7/1/05	Ending Account Value at 12/31/05	Expense Paid During Period* 7/1/05 - 12/31/05
Actual Fund Return	$1,000.00	$1,108.30	$9.25
Hypothetical Fund Return	$1,000.00	$1,016.43	$8.84

*
Expenses are equal to the Fund's annualized expense ratio of 1.74% multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2005
(Unaudited)

Industry	Company	Shares	Value
	COMMON STOCKS—99.1%
	Apparel—2.1%
	Guess? Inc*	240,000	$8,544,000
	Auto Parts & Equipment—6.9%
	The Goodyear Tire & Rubber Co*	1,599,000	27,790,620
	Banks—1.4%
	US Bancorp	187,400	5,601,386
	Beverages—2.4%
	Hansen Natural Corp*+	124,800	9,835,488
	Coal—1.0%
	Foundation Coal Holdings Inc	102,000	3,876,000
	Commercial Services—4.0%
	Administaff Inc	97,400	4,095,670
	Quanta Services Inc*	924,500	12,175,665

			16,271,335
	Computers—6.1%
	Apple Computer Inc*	223,800	16,088,982
	Sandisk Corp*	136,700	8,587,494

			24,676,476
	Distribution/Wholesale—2.5%
	WESCO International Inc*	233,300	9,968,909
	Diversified Financial Services—1.6%
	Merrill Lynch & Co	92,400	6,258,252
	Electronics—2.2%
	Agilent Technologies*	241,200	8,029,548
	American Science & Engineering*	12,500	779,625

			8,809,173
	Engineering & Construction—3.3%
	McDermott International*	302,000	13,472,220
	Healthcare Products—4.1%
	Alcon Inc	67,300	8,722,080
	LCA-Vision Inc	162,000	7,696,620

			16,418,700
	Internet—1.7%
	Nutri System Inc*	195,000	7,023,900
	Iron & Steel—1.0%
	Tenaris	35,800	4,099,100

Machinery—Construction & Mining—5.8%
JLG Industries Inc	178,800	$8,164,008
Joy Global Inc	382,350	15,294,000

		23,458,008
Metal Fabricate/Hardware—1.2%
NS Group Inc*	112,800	4,716,168
Miscellaneous Manufacturing—1.9%
Ceradyne Inc*	170,000	7,446,000
Oil & Gas—19.1%
Anadarko Petroleum Corp	65,900	6,244,025
Chesapeake Energy Corp	102,800	3,261,844
ConocoPhillips	83,000	4,828,940
EOG Resources Inc	97,600	7,160,912
Occidental Petroleum Corp	71,700	5,727,396
Southwestern Energy Co*	193,000	6,936,420
Sunoco Inc	130,800	10,252,104
Tesoro Petroleum Corp	193,400	11,903,770
Valero Energy Corp	285,200	14,716,320
XTO Energy Inc	136,442	5,995,247

		77,026,978
Oil & Gas Services—2.5%
Cal Dive International Inc*	281,600	10,106,624
Pharmaceuticals—5.4%
Bristol-Myers Squibb Co	367,500	8,445,150
Express Scripts Inc*	102,000	8,547,600
Merck & Co Inc	151,200	4,809,672

		21,802,422
Real Estate Operations—1.3%
Brookfield Asset Management	102,900	5,178,957
Retail—4.3%
Dress Barn Inc*	334,373	12,910,142
Nordstrom Inc	118,200	4,420,680

		17,330,822
Savings & Loans—1.1%
Washington Mutual Inc	101,100	4,397,850
Semiconductors—2.5%
Marvell Technology Group Ltd*	177,800	9,972,802
Software—4.8%
BMC Software Inc*	608,000	12,457,920
Red Hat Inc*	258,000	7,027,920

		19,485,840

Telecommunications—7.5%
AT&T Inc	388,300	$9,509,467
BellSouth Corp	148,500	4,024,350
Corning Inc*	209,000	4,108,940
Dobson Communications*	594,500	4,458,750
Motorola Inc	181,500	4,100,085
Powerwave Technologies*	316,800	3,982,176

		30,183,768
Transportation—0.0%^
Kirby Corp*	10	522
Trucking & Leasing—1.4%
GATX Corp	158,000	5,700,640

TOTAL COMMON STOCKS (Cost $326,464,093)		399,452,960

PURCHASED CALL OPTIONS—LONG—0.1%
	Number of contracts
ConocoPhillips
expiring Jan 06 at $62.50	300	6,750
The Goodyear Tire & Rubber Co
expiring Jan 06 at $17.50	1,000	50,000
Joy Global Inc
expiring Feb 06 at $40.00	250	65,625
expiring Apr 06 at $40.00	650	260,000

TOTAL PURCHASED CALL OPTIONS (Cost $625,844)		382,375

MONEY MARKET MUTUAL FUNDS—0.6%
First American Treasury Obligations Fund—Class S	2,317,457	2,317,457

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $2,317,457)		2,317,457

TOTAL INVESTMENTS—99.7% (Cost $329,407,394)		$402,152,792
Other Assets in excess of Liabilities—0.3%		1,093,094

NET ASSETS—100.0%		$403,245,886

*
Non-income producing security

^
Less than 0.05% of net assets

+
This security or a portion of this security is out on loan at December 31, 2005. Total loaned securities had a market value of $9,835,488 at December 31, 2005.

See Notes to Financial Statements

Aggressive Investors 2 Fund
MANAGER'S COMMENTARY
(Unaudited)

December 31, 2005

Dear Fellow Aggressive Investors 2 Fund Shareholder,

        Our Fund had a positive return of 1.72% in the December quarter, compared with 2.09% for the S&P 500 Index and 1.81% for our peer benchmark, the Lipper Capital Appreciation Funds Index. It was a poor quarter.

        On the heels of three very fine quarters, however, our calendar year return was very strong: 18.59% compared to 4.91% for our primary benchmark, the S&P 500 Index and 7.96% for our peer benchmark, the Lipper Capital Appreciation Funds Index.

        The table below presents our December quarter, six-month, one-year, and life-to-date financial results according to the formula required by the SEC.

	Dec. Qtr. 10/1/05 to 12/31/05	6 Months 7/1/05 to 12/31/05	1 Year 1/1/05 to 12/31/05	Life-to-Date 10/31/01 to 12/31/05
Aggressive Investors 2 Fund	1.72%	13.68%	18.59%	13.15%
S&P 500 Index (large companies)	2.09%	5.77%	4.91%	5.83%
Russell 2000 Index (small companies)	1.13%	5.88%	4.55%	12.89%
Lipper Capital Appreciation Funds	1.81%	8.56%	7.96%	6.91%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        For the six-month semi-annual period, our Fund was up 13.68%, compared to 5.77% for the S&P 500 Index of large companies. As reported last quarter, our substantial energy holdings had a very favorable impact in the September quarter, although they "gave back" a bit of returns in the December quarter.

        According to data from Lipper, Inc. as of December 31, 2005, Aggressive Investors 2 Fund ranked 35th of 445 capital appreciation funds for 2005 and 31st of 319 such funds since inception in October, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Aggressive Investors 2 Fund and Indexes from 10/31/01 (inception) to 12/31/05

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Energy stocks had much less effect on performance this quarter, making way for good performers from a variety of industries.

        These are the ten best-performers for the December quarter:

Rank	Description	Industry	% Gain
1	Hansen Natural Corp	Beverages	67.4%
2	Apple Computer Inc	Computers	34.6%
3	LCA-Vision Inc	Healthcare-Products	28.0%
4	Coldwater Creek Inc	Retail	26.7%
5	WESCO International Inc	Distribution/Wholesale	26.2%
6	Joy Global Inc	Machinery-Constr & Mining	24.8%
7	Red Hat Inc	Software	17.3%
8	JPMorgan Chase & Co	Diversified Financial Services	17.0%
9	Parker Drilling Co	Oil & Gas	15.1%
10	Cal Dive International Inc	Oil & Gas Services	13.4%

        While last quarter's best performers list was packed with energy stocks, you may be surprised to see only two on our list of gainers above. Our models are still enamored by energy and energy-related companies. However, when we see a run up in a fairly volatile sector that takes its weighting in the portfolio over 33%, our "top-down" risk management strategy may dictate that we begin to trim our holdings, as happened with energy at the beginning of October. Our sector representation went from 34.5% to 19.2% during the quarter.

        You might say that our top performer, Hansen Natural, is also involved in energy—energy drinks. Hubert Hansen started making fresh, non-pasteurized juices for film studios and retailers in Southern California in the 30's. Lately, with the addition of smoothies, ready-to-drink iced teas, juice cocktails and energy drinks, its brands have caught the public's attention. Forbes listed Hansen in first place in its "200 Best Small Companies" for 2005, with "new energy drinks targeted at the youth sports market and white-collar workforce." (We gathered our staff recently for a Hansen taste test—the juices were the staff's favorites; I liked the ginseng drink.) Hansen also tops our list of performers for the year, increasing over 164.6% since our original purchase in March.

        Apple's iPod products continue to grow in popularity and to spawn derivative products, which provide diversity for the company beyond personal computers. Although the tremendous price appreciation since our first purchase almost a year and a half ago means this stock is not nearly as cheap as it was, our models still like it, and currently, we're holding.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Careful trimming of our energy holdings gave us a softer landing this quarter than I would have expected.

        These are the ten stocks that performed the worst in the December quarter:

Rank	Description	Industry	% Loss
1	Forward Industries Inc	Textiles	-57.4%
2	Building Material Holding Corp	Distribution/Wholesale	-26.9%
3	Comtech Telecomm. Corp	Telecommunications	-25.4%
4	UGI Corp	Gas	-23.0%
5	Digital River Inc	Internet	-21.6%
6	Toll Brothers Inc	Home Builders	-18.0%
7	Chesapeake Energy Corp	Oil & Gas	-17.1%
8	Tenaris SA	Iron/Steel	-16.9%
9	ConocoPhillips	Oil & Gas	-16.8%
10	Gold Kist Inc	Food	-15.1%

        Although significantly reduced, our exposure to the energy sector was still more than twice that of the broader market, which hurt our quarterly performance. On the other hand, our energy-related stocks fell only 7.06% on average versus the S&P 500 Index's 9.8% decline of energy stocks. In summary, while we picked better energy stocks than average, our sizeable weighting of energy still held back our performance substantially in the December quarter.

        Forward Industries, maker of carrying cases for cell phones, laptops and other equipment, is our worst performer for the quarter. Timing of product shipments, pricing pressures and higher operating costs are a bad combination and caused the Florida-based company's recent price tumble, which in turn cost the fund 0.5% in performance for the quarter. Digital River was a strong performer through the summer, but by the time we sold the last of our holdings in late October, it had given back most of its gains.

Detailed Explanation of Calendar Year Performance—What Worked Well

        The Short Version:    Energy, energy, energy.

        These are the ten best-performers for the calendar year:

Rank	Description	Industry	% Gain
1	Hansen Natural Corp	Beverages	164.6%
2	Chesapeake Energy Corp	Oil & Gas	92.3%
3	America Movil SA de CV	Telecommunications	74.5%
4	Tesoro Corp	Oil & Gas	69.5%
5	Foundation Coal Holdings Inc	Coal	63.2%
6	Valero Energy Corp	Oil & Gas	59.8%
7	Coldwater Creek Inc	Retail	55.2%
8	Kos Pharmaceuticals Inc	Pharmaceuticals	53.2%
9	Sunoco Inc	Oil & Gas	51.7%
10	Brookfield Asset Management	Real Estate	49.9%

        Half of our performance for the calendar year can be attributed to energy stocks. Our number one and four other top performers are in industries other than oil and gas, which helped our diversification later in the year as energy stock prices began to decline. Of our 18.59% return for the year, Hansen contributed approximately 2.8%. Coldwater Creek, which provides specialty clothing and gifts purchased through catalogs or the Internet, was our number two performer for the fiscal year and a steady performer through the calendar year. Although our Retail weighting was about equal to the market, our stocks did particularly well and gave us a 2% performance boost above the market during the quarter.

Detailed Explanation of Calendar Year Performance—What Didn't Work

        The Short Version:    Compared to nine companies that appreciated at least 50% in the calendar year, only one declined that much. Still, it hurt.

        The stocks that performed worst for the calendar year:

Rank	Description	Industry	% Loss
1	Forward Industries Inc	Textiles	-57.4%
2	Oregon Steel Mills Inc	Iron/Steel	-47.8%
3	AK Steel Holding Corp	Iron/Steel	-40.6%
4	eBay Inc	Internet	-29.5%
5	Digital River Inc	Internet	-29.4%
6	Ford Motor Co	Auto Manufacturers	-28.5%
7	Deckers Outdoor Corp	Apparel	-26.7%
8	Commercial Metals Co	Metal Fabricate/Hardware	-25.6%
9	Petroleum Development Corp	Oil & Gas	-23.2%
10	Overseas Shipholding Group	Transportation	-22.1%

        Only one company lost over 50% for the calendar year. As reported for the quarter, Forward Industries tops our worst performers. Increases in energy, raw materials and employment costs have affected the Iron/Steel industry. However, the combined effect of Oregon Steel and AK Steel on our performance for the year was about -1.6%.

Top Ten Holdings

        At quarter end, Energy comprised our largest sector representation at 19.2% of net assets, followed by Industrial at 16.6% and Technology at 15.7%. Our top ten holdings represented 31.6% of net assets.

Rank	Description	Industry	Percent of Net Assets
1	Goodyear Tire & Rubber Co	Auto Parts & Equipment	5.3%
2	McDermott International Inc	Engineering & Construction	3.6%
3	Joy Global Inc	Machinery-Constr & Mining	3.4%
4	SanDisk Corp	Computers	3.2%
5	Marvell Technology Group Ltd	Semiconductors	3.0%
6	Apple Computer Inc	Computers	3.0%
7	Express Scripts Inc	Pharmaceuticals	2.8%
8	Hansen Natural Corp	Beverages	2.5%
9	BMC Software Inc	Software	2.5%
10	Valero Energy Corp	Oil & Gas	2.3%

Total			31.6%

Industry Sector Representation as of December 31, 2005

        Energy continues as our Fund's largest sector, but we trimmed it substantially, down from 34.5% last quarter. The industry we are most underrepresented in is Financial.

	% of Net Assets	S&P 500 Index	Difference
Basic Materials	0.6%	2.9%	-2.3%
Communications	10.4%	10.2%	0.2%
Consumer, Cyclical	11.4%	8.5%	2.9%
Consumer, Non-cyclical	14.8%	21.6%	-6.8%
Energy	19.2%	9.6%	9.6%
Financial	7.1%	21.1%	-14.0%
Industrial	16.6%	11.3%	5.3%
Technology	15.7%	11.4%	4.4%
Utilities	0.00%	3.4%	-3.4%
Cash	4.2%	0.0%	4.2%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2005, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. For questions or other Fund information, call 1-800-661-3550 or visit the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Aggressive Investors 2. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

DISCLOSURE OF FUND EXPENSES
(Unaudited)

        As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Aggressive Investors 2 Fund

	Beginning Account Value at 7/1/05	Ending Account Value at 12/31/05	Expense Paid During Period* 7/1/05 - 12/31/05
Actual Fund Return	$1,000.00	$1,136.80	$6.62
Hypothetical Fund Return	$1,000.00	$1,019.00	$6.26

*
Expenses are equal to the Fund's annualized expense ratio of 1.23% multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

Aggressive Investors 2 Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2005
(Unaudited)

Industry	Company	Shares	Value
	COMMON STOCKS—95.7%
	Aerospace/Defense—0.7%
	Armor Holdings Inc*	50,200	$2,141,030
	Apparel—1.9%
	Guess? Inc*	164,200	5,845,520
	Auto Parts & Equipment—5.3%
	The Goodyear Tire & Rubber Co*	940,600	16,347,628
	Banks—1.6%
	Corus Bankshares Inc	45,146	2,540,365
	US Bancorp	79,000	2,361,310

			4,901,675
	Beverages—2.5%
	Hansen Natural Corp*+	99,800	7,865,238
	Biotechnology—1.1%
	Amgen Inc*	44,500	3,509,270
	Building Materials—0.8%
	USG Corp*	36,100	2,346,500
	Coal—1.4%
	Foundation Coal
	Holdings Inc	52,000	1,976,000
	Peabody Energy Corp	28,700	2,365,454

			4,341,454
	Commercial Services—0.9%
	Administaff Inc	62,100	2,611,305
	Computers—7.4%
	Apple Computer Inc*	126,700	9,108,463
	Komag Inc*	115,900	4,017,094
	Sandisk Corp*	154,200	9,686,844

			22,812,401
	Distribution/Wholesale—2.2%
	Building Material Holding
	Corp	49,200	3,355,932
	WESCO International Inc*	81,600	3,486,768

			6,842,700

Diversified Financial Services—3.2%
Chicago Mercantile Exchange	10,000	$3,674,900
JPMorgan Chase & Co	62,800	2,492,532
Merrill Lynch & Co	56,800	3,847,064

		10,014,496
Electrical Components & Equipment—1.0%
Lamson & Sessions Co*	120,400	3,012,408
Electronics—1.5%
American Science & Engineering*	13,800	860,706
NovAtel Inc*	141,300	3,901,293

		4,761,999
Engineering & Construction—3.6%
McDermott International*	245,300	10,942,833
Food—0.0%^
Gold Kist Inc*	4,208	62,910
Healthcare Products—4.5%
Alcon Inc	34,500	4,471,200
Hologic Inc*	166,000	6,294,720
LCA-Vision Inc	67,300	3,197,423

		13,963,343
Insurance—1.0%
Selective Insurance	55,900	2,968,290
Internet—1.9%
j2 Global Communications Inc*	70,200	3,000,348
Nutri System Inc*	78,400	2,823,968

		5,824,316
Iron & Steel—0.6%
Tenaris	17,300	1,980,850
Machinery—Construction & Mining—5.2%
JLG Industries Inc	121,700	5,556,822
Joy Global Inc	261,400	10,456,000

		16,012,822
Metal Fabricate/Hardware—1.1%
NS Group Inc*	78,700	3,290,447
Miscellaneous Manufacturing—1.7%
Ceradyne Inc*	116,000	5,080,800
Oil & Gas—13.6%
Anadarko Petroleum Corp	46,100	4,367,975
Chesapeake Energy Corp	85,060	2,698,954
ConocoPhillips	38,000	2,210,840
EOG Resources Inc	42,300	3,103,551
Holly Corp	72,000	4,238,640
Occidental Petroleum Corp	22,300	1,781,324

Parker Drilling Co*	270,500	$2,929,515
Southwestern Energy Co*	134,200	4,823,148
Sunoco Inc	56,600	4,436,308
Tesoro Petroleum Corp	69,300	4,265,415
Valero Energy Corp	139,600	7,203,360

		42,059,030
Oil & Gas Services—4.1%
Cal Dive International Inc*	154,078	5,529,859
Halliburton Co	89,200	5,526,832
Hydril Co*	24,100	1,508,660

		12,565,351
Pharmaceuticals—5.7%
Bristol-Myers Squibb Co	154,900	3,559,602
Express Scripts Inc*	101,900	8,539,220
Merck & Co Inc	171,000	5,439,510

		17,538,332
Real Estate Operations—0.6%
Brookfield Asset Management	33,700	1,696,121
Retail—1.9%
Chico's FAS Inc*	69,600	3,057,528
Nordstrom Inc	78,400	2,932,160

		5,989,688
Savings & Loans—0.8%
Washington Mutual Inc	58,000	2,523,000
Semiconductors—3.0%
Marvell Technology Group Ltd*	165,600	9,288,504
Software—5.3%
BMC Software Inc*	380,000	7,786,200
Quality Systems Inc*	57,400	4,406,024
Red Hat Inc*	155,000	4,222,200

		16,414,424
Telecommunications—8.5%
America Movil S.A. de C.V.	123,000	3,598,980
AT&T Inc	163,600	4,006,564
BellSouth Corp	196,600	5,327,860
Corning Inc*	180,200	3,542,732
Dobson Communications*	327,600	2,457,000
Motorola Inc	106,400	2,403,576
Powerwave Technologies*	194,600	2,446,122
Verizon Communications Inc	84,900	2,557,188

		26,340,022

Trucking & Leasing—1.1%
GATX Corp	95,000	$3,427,600

TOTAL COMMON STOCKS (Cost $252,441,815)		295,322,307

PURCHASED CALL OPTIONS—LONG—0.1%
	Number of contracts
ConocoPhillips
expiring Jan 06 at $62.50	150	3,375
Goodyear Tire & Rubber Co
expiring Jan 06 at $17.50	600	30,000
Joy Global Inc
expiring Feb 06 at $40.00	200	52,500
expiring Apr 06 at $40.00	500	200,000

TOTAL PURCHASED CALL OPTIONS (Cost $414,360)		285,875

MONEY MARKET MUTUAL FUNDS—3.7%
	Shares
First American Treasury Obligations Fund—Class S	11,638,563	11,638,563

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $11,638,563)		11,638,563

TOTAL INVESTMENTS—99.5% (Cost $264,494,738)		$307,246,745
Other Assets in excess of Liabilities—0.5%		1,434,640

NET ASSETS—100.0%		$308,681,385

*
Non-income producing security

^
Less than 0.05% of net assets

+
This security or a portion of this security is out on loan at December 31, 2005. Total loaned securities had a market value of $7,865,238 at December 31, 2005.

See Notes to Financial Statements

Ultra-Small Company Fund
MANAGER'S COMMENTARY
(Unaudited)

December 31, 2005

Dear Fellow Ultra-Small Company Shareholder,

        Our Fund was down 0.80% in the December quarter, compared to a 1.13% return for the Russell 2000 Index, 2.02% for our peer group, the Lipper Small-Cap Stock Funds Index, and 1.42% for our primary benchmark, the CRSP Cap-Based Portfolio 10 Index. It was a poor quarter.

        For the calendar year 2005, our Fund was up 2.99%, compared to 4.55% for the Russell 2000 Index, 7.63% for the Lipper Small-Cap Stock Funds Index, and 5.80% for the CRSP Cap-Based Portfolio 10 Index—also poor by our standards. In spite of placing first among all mutual funds of any kind since inception in 1994, this was the fourth year in eleven calendar years that we did not beat our primary market benchmark.

        The table below presents the December quarter, six month, one-year, five-year, ten-year and life-to-date performance of our Fund and benchmarks. It was a very poor quarter, six months and calendar year.

	Dec. Qtr. 10/1/05 to 12/31/05	6 Months 7/1/05 to 12/31/05	1 Year 1/1/05 to 12/31/05	5 Year 1/1/01 to 12/31/05	10 Year 1/1/96 to 12/31/05	Life-to-Date 8/5/94 to 12/31/05
Ultra-Small Company Fund	-0.80%	6.42%	2.99%	27.26%	22.54%	22.77%
Lipper Small-Cap Stock Funds	2.02%	7.34%	7.63%	4.87%	8.14%	10.38%
Russell 2000 (small companies)	1.13%	5.88%	4.55%	8.22%	9.26%	10.78%
CRSP Cap-Based Port. 10 Index	1.42%	10.48%	5.80%	25.48%	15.94%	16.41%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,682 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        For the six-month (semi-annual) period, our Fund was up 6.42%, compared to the 10.48% of our primary market benchmark, the CRSP Cap-based Portfolio 10 Index of ultra-small companies. There were no major negative themes for this period, but several individual holdings took a big bite out of returns, including World Health Alternatives, Deckers Outdoor, and SFBC International.

        According to data from Lipper, Inc., for the period ended December 31, 2005, the Ultra-Small Company Fund ranked 67th of 87 micro-cap funds for the last twelve months, 1st of 50 such funds for the last five years, 2nd of 13 funds for ten years and 1st of 8 funds since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Ultra-Small Company Fund and Indexes from 12/31/95 to 12/31/05

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    There were a few bright spots in an otherwise dull quarter.

Rank	Description	Industry	% Gain
1	Hansen Natural Corp	Beverages	67.4%
2	Matrixx Initiatives Inc	Pharmaceuticals	47.3%
3	Hurco Cos Inc	Machinery-Diversified	37.5%
4	Lamson & Sessions Co	Electrical Compo & Equip	36.6%
5	Benthos Inc	Machinery-Diversified	36.4%
6	Air Methods Corp	Healthcare-Services	34.0%
7	American Retirement Corp	Healthcare-Services	33.5%
8	Monarch Casino & Resort Inc	Lodging	33.0%
9	Celadon Group Inc	Transportation	29.2%
10	Intevac Inc	Machinery-Diversified	29.1%

        Our performance in the December quarter was poor amid the lack-luster performance of ultra-small companies generally. Only one ultra-small company gave us better than 50% performance for the quarter. We first bought Hansen Natural in the spring of 2004 at just under $14.00 per share, and it remained a buy for the Fund through the fall. By June of 2005, when the price rose to over $81.00, we did some trimming to avoid over exposure. Although it was an ultra-small company at the time of purchase, it is not so small any more, so we expect to continue in selling mode.     It's a great "little company makes good" story. Hubert Hansen started making fresh, non-pasteurized juices for film studios and retailers in Southern California in the 30's. Lately, with the addition of smoothies, ready-to-drink iced teas, juice cocktails and energy drinks, its brands have caught the public's attention. Forbes listed Hansen in first place in its "200 Best Small Companies" for 2005, with "new energy drinks targeted at the youth sports market and white-collar workforce." (We gathered our staff recently for a Hansen taste test—the juices were the staff's favorites; I liked the ginseng drink.) Hansen also tops our list of best performers for the year, increasing a whopping 312%.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    The Fund had two stocks that lost over 50% this quarter, which, together, cost us about 2.5% in return. That hurts!

Rank	Description	Industry	% Loss
1	SFBC International Inc	Commercial Services	-63.4%
2	Forward Industries Inc	Textiles	-56.1%
3	Wireless Xcessories Group	Telecommunications	-38.4%
4	Sterling Construction Co Inc	Engineering & Construction	-35.0%
5	Wilsons The Leather Experts	Retail	-33.8%
6	Mikohn Gaming Corp	Entertainment	-28.5%
7	Dominion Homes Inc	Home Builders	-25.7%
8	FieldPoint Petroleum Corp	Oil & Gas	-25.5%
9	Sun Hydraulics Corp	Metal Fabricate/Hardware	-25.4%
10	Nash Finch Co	Food	-24.9%

        SFBC International provides clinical research studies to branded and generic pharmaceutical and biotechnology companies around the world. It had been a steady performer from our original purchase in mid-2002. Then came bad news. In early November, Bloomberg News published an article entitled," Big Pharma's Shameful Secret," making allegations of substandard clinical human drug testing procedures, hazardous conditions in their buildings, and corporate mismanagement. The stock fell over 26% on the news. In mid-December several company officers either resigned or retired, the company lowered its profit forecast for 2005 and analysts revised their recommendation from "outperform" to "neutral." The stock fell another 42%, in spite of the fact that a third party investigation exonerated the company of some of the external claims. I believe that the stock may be currently significantly undervalued, but we follow the sell discipline of our process. We sold the last of our holdings in early 2006.

        Forward Industries, maker of carrying cases for cell phones, laptops and other equipment, is our second worst performer for the quarter. Timing of product shipments, pricing pressures and higher operating costs are a bad combination and caused the Florida-based company's recent price tumble.

Detailed Explanation of Calendar Year Performance—What Worked Well

        The Short Version:    Although there are very few ultra-small companies in the Energy Industry, the hot spot in the broader market for calendar 2005, we had seven stocks that returned over 80%.

Rank	Description	Industry	% Gain
1	Hansen Natural Corp	Beverages	312.0%
2	Learning Care Group Inc	Commercial Services	127.1%
3	American Retirement Corp	Healthcare-Services	113.2%
4	Somanetics Corp	Healthcare-Products	107.7%
5	Building Material Holding Corp	Distribution/Wholesale	90.2%
6	Columbus McKinnon Corp/NY	Machinery-Diversified	82.3%
7	Matrixx Initiatives Inc	Pharmaceuticals	80.6%
8	Clean Harbors Inc	Environmental Control	68.0%
9	Kendle International Inc	Commercial Services	67.7%
10	Riviera Holdings Corp	Lodging	62.7%

        As discussed for the quarter, Hansen was also the darling for the year. We sure hate to see it grow out of this asset class. Like kudzu vines that keep growing back, we completed a second major round of trimming this January 2006. Learning Care Group, our number two stock for the year, is a provider of early child care and educational services for children from six weeks to 12 years. 459 centers serve 69,000 children in 25 states and internationally. From our initial purchases in the summer of 2004, the stock price appreciated about 75% to $5.45. On November 15 of last year its board announced a cash merger agreement with A.B.C. Learning Centres Limited of Australia for a purchase price of $7.50 per share. Predictably, the next day, the stock closed at $7.45. Our dilemma: hold out for another 2%? Or take the less risky early bailout at $7.45? We elected the certainty—and to put the appreciation into another good stock with greater growth possibilities. We really liked this company—mainly for its performance, but also because it's just a great little organization: "...an international leader in child education and family solutions, which impact and inspire lifelong learning," according to its mission statement. "The rest of the story" is that on January 10, 2006 shareholders approved the cash merger, which took place at $7.50.

Detailed Explanation of Calendar Year Performance—What Didn't Work

        The Short Version:    The combination of accounting problems and officer resignation in today's market can be "sudden death" for a stock price.

Rank	Description	Industry	% Loss
1	World Health Alternatives Inc	Commercial Services	-92.7%
2	Navarre Corp	Distribution/Wholesale	-65.2%
3	Atlantis Plastics Inc	Miscellaneous Manufacturer	-61.6%
4	Innodata Isogen Inc	Software	-53.9%
5	Deckers Outdoor Corp	Apparel	-49.0%
6	Wireless Xcessories Group	Telecommunications	-48.5%
7	Friedman Industries	Iron/Steel	-46.7%
8	SFBC International Inc	Commercial Services	-44.7%
9	Olympic Steel Inc	Iron/Steel	-44.6%
10	IC Isaacs & Co Inc	Apparel	-43.6%

        World Health Alternatives is a medical staffing company that provides medical, professional and administrative staffing services to the healthcare industry. As reported at the end of the September quarter, very soon after we bought it, the stock began tumbling as the company lost its CEO and CFO, its accounting firm was forced to restate its financial results, it got buried under class-action lawsuits, and it became the subject of an investigation by the SEC. In one week the stock price went from $2.37 to $0.41.Why didn't we sell the company well before it plummeted to $0.41? See page 7.

Top Ten Holdings

        At quarter end, Consumer, Non-cyclical stocks comprised our largest sector representation at 30.7% of net assets, followed by Industrial at 27.7% and Consumer, Cyclical at 12.1%. Our top ten holdings represented 37.7% of net assets, higher than normal.

Rank	Description	Industry	Percent of Net Assets
1	Hansen Natural Corp	Beverages	9.0%
2	Matrixx Initiatives Inc	Pharmaceuticals	4.3%
3	Edge Petroleum Corp	Oil & Gas	3.9%
4	Celadon Group Inc	Transportation	3.7%
5	Lamson & Sessions Co/The	Electrical Compo & Equip	3.0%
6	Ventiv Health Inc	Advertising	2.9%
7	Columbus McKinnon Corp/NY	Machinery-Diversified	2.9%
8	Intevac Inc	Machinery-Diversified	2.8%
9	Parlux Fragrances Inc	Cosmetics/Personal Care	2.6%
10	Cutera Inc	Healthcare-Products	2.6%

Total			37.7%

Industry Sector Representation as of December 31, 2005

Sector	% of Net Assets	CRSP Portfolio 10 Index	Difference
Basic Materials	0.4%	2.4%	-2.0%
Communications	4.2%	11.3%	-7.1%
Consumer, Cyclical	12.1%	12.3%	-0.2%
Consumer, Non-cyclical	30.7%	25.0%	5.7%
Energy	5.9%	3.2%	2.7%
Financial	4.0%	22.5%	-18.5%
Industrial	27.7%	12.2%	15.5%
Technology	4.1%	10.0%	-5.9%
Utilities	0.0%	1.0%	-1.0%
Diversified	0.0%	0.1%	-0.1%
Cash	10.9%	0.0%	10.9%

Total	100.0%	100.0%

Calendar Year Comparisons by Company Size

        The Short Version:    The very largest and the very smallest companies were the most "performance challenged" for the calendar year.

        As you can see in the following table, the largest companies, as indicated in group one, and the smallest companies, in groups 8, 9, and 10, lagged the performance of most other groups for the year. Not atypical of this asset class, a mediocre 2005 follows the stellar performance of ultra-small stocks from 1999 through 2004. And as illustrated in the table (and as "preached" periodically by me) a critical feature of ultra-small companies is that the higher historical returns of ultra-small stocks does not happen every year; ultra-small stocks can underperform larger stocks (running counter to the long-term trend) for multi-year periods. On a recent internet chat page, a shareholder commented that he had held the sister fund Ultra-Small Company Market a full eight months and the fund just hadn't done much. Another shareholder responded, "It's a long-term investment! You have to hold it a hundred years!" Although that's a little longer than I define "long-term," he has the right idea.

Company Size According to the CRSP Cap-Based Portfolio Indexes(1)	6 months	1 year	79 years(2)
1 (ultra-large)	5.2%	3.7%	9.6%
2	8.1%	12.0%	11.0%
3	8.6%	12.4%	11.4%
4	6.8%	10.6%	11.5%
5	9.4%	10.1%	11.8%
6	4.2%	3.2%	11.9%
7	7.7%	10.5%	11.8%
8	9.1%	7.6%	11.9%
9	6.4%	2.0%	12.1%
10 (ultra-small)	10.5%	5.8%	14.1%

(1)
The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

(2)
December 1926 to December 2005.

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2005, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even "small companies" for various reasons such as narrower markets, limited financial resources and less liquid stock.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. For questions or other fund information, call 1-800-661-3550 or visit the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Ultra-Small Company Fund remains closed to investors as we seek to keep the nimbleness that has fared well through the years. As always, we appreciate your feedback.

Sincerely,

John Montgomery

DISCLOSURE OF FUND EXPENSES
(Unaudited)

        As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Ultra Small Company Fund

	Beginning Account Value at 7/1/05	Ending Account Value at 12/31/05	Expense Paid During Period* 7/1/05 - 12/31/05
Actual Fund Return	$1,000.00	$1,064.24	$5.57
Hypothetical Fund Return	$1,000.00	$1,019.81	$5.45

*
Expenses are equal to the Fund's annualized expense ratio of 1.07% multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2005
(Unaudited)

Industry	Company	Shares	Value
	COMMON STOCKS—89.1%
	Advertising—2.9%
	Ventiv Health Inc*	141,800	$3,349,316
	Aerospace/Defense—1.2%
	LMI Aerospace Inc*	98,100	1,391,058
	Apparel—0.3%
	Bakers Footwear Group Inc*	25,000	384,500
	Auto Parts & Equipment—2.0%
	Titan International Inc	136,000	2,346,000
	Banks—0.9%
	Bank of the Ozarks	13,600	501,840
	First Regional Bank*	1,900	128,345
	Flag Financial Corp	1,451	24,449
	Guaranty Federal Bancshares Inc	14,800	412,920

			1,067,554
	Beverages—9.0%
	Hansen Natural Corp*+	130,602	10,292,744
	Biotechnology—1.4%
	Arqule Inc*	144,500	884,340
	Repligen Corp*	169,700	678,800

			1,563,140
	Chemicals—0.4%
	Balchem Corp	11,700	348,777
	ICO Inc*	40,300	130,169

			478,946
	Commercial Services—5.8%
	Barrett Business Services*	52,500	1,311,975
	Home Solutions Inc*	208,000	931,840
	Kendle International Inc*	35,600	916,344
	Providence Service Co*	61,800	1,779,222
	Rural/Metro Corp*	107,174	967,781
	SFBC International Inc*	45,549	729,239

			6,636,401
	Computers—2.4%
	PAR Technology Corp*	85,000	2,359,600
	Synplicity Inc*	44,300	367,690

			2,727,290
	Cosmetics/Personal Care—2.6%
	Parlux Fragrances Inc*	99,600	3,040,788

Distribution/Wholesale—2.7%
Central European Distribution Corp*	44,950	$1,804,293
Navarre Corp* +	230,484	1,274,576

	3,078,869
Electrical Components & Equipment—3.6%
Graham Corp	29,100	654,750
Lamson & Sessions Co*	140,000	3,502,800

	4,157,550
Electronics—3.2%
LeCroy Corp*	70,900	1,084,061
NovAtel Inc*	94,400	2,606,384

	3,690,445
Engineering & Construction—1.9%
Meadow Valley Corp*	70,400	815,232
Sterling Construction Co*	82,100	1,381,743

	2,196,975
Environmental Control—1.1%
Clean Harbors Inc*	45,200	1,302,212
Food—1.3%
Cuisine Solutions*	15,000	135,000
Spartan Stores Inc*	126,100	1,313,962

		1,448,962
Healthcare—Products—3.4%
Cutera Inc*	115,000	3,031,400
Somanetics Corp*	28,000	896,000

		3,927,400
Healthcare—Services—0.9%
Air Methods Corp*	30,046	519,796
American Retirement Corp*	22,000	552,860

		1,072,656
Insurance—2.5%
American Physicians Capital Inc*	39,700	1,817,863
Brooke Corp	8,500	119,000
Citizens Inc*	32,100	174,945
Navigators Group Inc*	18,000	784,980

		2,896,788
Internet—0.3%
Click Commerce Inc*	3,398	71,426
Raindance Communications Inc*	146,000	297,840

		369,266
Leisure Time—2.1%
Aldila Inc	93,600	2,380,248

Lodging—1.2%
Monarch Casino & Resort Inc*	60,000	$1,356,000
Machinery—Diversified—5.8%
Columbus McKinnon Co*	150,000	3,297,000
Intevac Inc*	239,600	3,162,720
Paragon Technologies Inc*	19,500	194,025

		6,653,745
Media—0.2%
Metromedia International Group*	122,700	185,277
Metal Fabricate/Hardware—1.7%
AM Castle & Co*	83,600	1,825,824
Webco Industries Inc*	1,550	103,850

		1,929,674
Miscellaneous Manufacturing—1.4%
PW Eagle Inc	77,200	1,582,600
Oil & Gas—5.9%
Barnwell Industries	17,400	436,740
Edge Petroleum Corp*	178,600	4,448,926
FieldPoint Petroleum*	77,600	534,664
Vaalco Energy Inc*	324,600	1,376,304

		6,796,634
Pharmaceuticals—6.4%
Anika Therapeutics Inc*	170,525	1,993,437
Matrixx Initiatives Inc*	234,984	4,922,915
Neogen Corp*	20,100	422,301

		7,338,653
Retail—3.8%
Books-A-Million Inc	37,900	367,251
EZ CORP Inc*	164,406	2,512,124
The Pantry Inc*	21,200	996,188
Zones Inc*	88,000	440,880

		4,316,443
Savings & Loans—0.5%
Pacific Premier Bancorp Inc*	48,900	577,020
Semiconductors—1.7%
BTU International*	150,700	1,900,312
Software—0.0%^
Unify Corp*	101,837	34,625
Telecommunications—0.8%
NMS Communications*	242,100	844,929
RIT Technologies Ltd.*	47,000	109,510

		954,439

Transportation—7.8%
Celadon Group Inc*	147,000	$4,233,600
Maritrans Inc	36,000	936,720
SCS Transportaion*	111,400	2,367,250
USA Truck Inc*	47,700	1,389,501

		8,927,071

TOTAL COMMON STOCKS (Cost $69,687,508)		102,351,601

MONEY MARKET MUTUAL FUNDS—7.0%
First American Treasury Obligations Fund—Class S	8,048,230	8,048,230

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $8,048,230)		8,048,230

TOTAL INVESTMENTS—96.1% (Cost $77,735,738)		$110,399,831
Other Assets in excess of Liabilities—3.9%		4,472,580

NET ASSETS—100.0%		$114,872,411

*
Non-income producing security

^
Less than 0.05% of net assets

+
This security or a portion of this security is out on loan at December 31, 2005. Total loaned securities had a market value of $11,321,236 at December 31, 2005.

See Notes to Financial Statements

Ultra-Small Company Market Fund
MANAGER'S COMMENTARY
(Unaudited)

December 31, 2005

Dear Fellow Ultra-Small Company Market Fund Shareholder,

        Our Fund was up 9.05% in the six months from July through December of 2005. For the same period, our primary benchmark, the CRSP Cap-Based Portfolio 10 Index, was up 10.48%, our peer benchmark, the Lipper Small-Cap Stock Funds Index, was up 7.34%, and the Russell 2000 Index was up 5.88%. It was a strong period in absolute terms, but mixed relative to our benchmarks.

        For the calendar year, the Fund was up 4.08%, lagging our primary market benchmark by 1.72%, more than the amount of our expense ratio (0.73% for the calendar year period.) This was the third calendar year of the last eight that we lagged our primary market benchmark. While I expect year-to-year fluctuations relative to our benchmark, I'm much happier when they're on the positive side—as is true of the annualized period since inception. Our strategy of holding positions longer than would be required by the Index's quarterly rebalancing reduces turnover and, I believe, works to our advantage in most market environments; however, it put a drag on relative performance in 2005. A smaller piece of the underperformance was due to our selling stocks to meet shareholder redemption requests in the first half of 2005. If we could turn back the hands of time, I would have recommended reopening our Fund to new investors earlier than we did (June, 2005).

        The table below presents our six months, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

	6 Months 7/1/05 to 12/31/05	1 Year 1/1/05 to 12/31/05	5 Year 1/1/01 to 12/31/05	Life-to-Date 7/31/97 to 12/31/05
Ultra-Small Company Market Fund	9.05%	4.08%	23.88%	17.10%
CRSP Cap-Based Portfolio 10 Index	10.48%	5.80%	25.48%	15.80%
Lipper Small-Cap Stock Funds Index	7.34%	7.63%	4.87%	7.26%
Russell 2000 Index	5.88%	4.55%	8.22%	7.27%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com

        The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,682 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        According to data from Lipper, Inc., the Ultra-Small Company Market Fund ranked 60th of 87 micro-cap funds for the calendar year, 3rd of 50 over the last five years and 6th of 30 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Ultra-Small Company Market Fund and Indexes from 7/31/97 (inception) to 12/31/05

Detailed Explanation of Six Months Performance—What Worked Well

        The Short Version:    When they're up, they're up. (Especially volatile ultra-small stocks.) Of our top ten performers, seven doubled in price over the six-month period.

Rank	Description	Industry	% Gain
1	Anadigics Inc	Semiconductors	159.5%
2	Supertex Inc	Semiconductors	124.5%
3	Ladish Co Inc	Metal Fabricate/Hardware	123.7%
4	Air Methods Corp	Healthcare-Services	116.8%
5	Lamson & Sessions Co	Electrical Compo & Equip	111.7%
6	Twin Disc Inc	Machinery-Diversified	104.1%
7	TheStreet.com Inc	Internet	100.0%
8	Castle Energy Corp	Oil & Gas	97.9%
9	Advanced Power Technology Inc	Semiconductors	93.3%
10	Hurco Cos Inc	Machinery-Diversified	93.1%

        Our Fund's leading industry for the period is Semiconductors and its relative, Electrical Components and Equipment. Although the chip-related industries are volatile, the consumer's appetite for the hottest and fastest electronic devices and leading-edge medical innovations does not waiver. Anadigics manufactures radio frequency integrated circuits for the growing broadband and wireless communications markets. They are more expensive, but smaller, faster and more energy efficient than silicon chips. Supertex makes analog switches and multiplexers, high voltage pulser integrated circuits and drivers primarily for ultrasound diagnostic imaging equipment, portable instruments, non-impact printers and plotters and telephone central office equipment. Advanced Power Technology makes radio frequency and switching power semiconductors, used in radio transmitters and receivers for communications, radar and avionics, as well as for induction heating, dielectric heating plasma generation and illumination. Their products are used in F-22 fighter cockpits, the Boeing 777 back-up power system and even the international space station. The remaining top performers added to our diversification over a variety of industries.

Detailed Explanation of Six Months Performance—What Didn't Work

        The Short Version:    And when they're down, they're really down. Six companies went down more than 50% for the period.

Rank	Description	Industry	% Loss
1	EndWave Corp	Telecommunications	-70.7%
2	Forward Industries Inc	Textiles	-65.8%
3	SFBC International Inc	Commercial Services	-58.2%
4	Rigel Pharmaceuticals Inc	Pharmaceuticals	-58.0%
5	Pharmacyclics Inc	Pharmaceuticals	-52.7%
6	BKF Capital Group Inc	Diversified Finan Serv	-51.2%
7	NYFIX Inc	Computers	-49.8%
8	Gaming Partners International Corp	Entertainment	-47.0%
9	Dominion Homes Inc	Home Builders	-45.2%
10	TRM Corp	Office/Business Equip	-43.6%

        Oddly enough, our worst performer for the six months, EndWave Corp, is in the same industry as three of our top performers. Similar to their products, EndWave makes high frequency modules for telecom networks, defense electronics and homeland security systems. Another odd fact is that EndWave was our #1 gainer for the last fiscal year, up over 400%. What happened? Even great performers are not exempt from a skittish market. In mid-September the company said it would sell more than 3.3 million shares of stock and granted underwriters a 30-day option to buy about 500,000 in additional stock to cover over-allotments. The price dropped 16%. In late September the price dropped another 40%. What happened? Subsequently, the company announced that "management is not aware of any developments related to the company that would account for recent weakness in the company's share price and increased market activity." (Bloomberg News, September 29, 2005) Then on October 7, a hedge fund reported that it owned 4.29 million shares of End-Wave, which amounted to 40% of net assets in the fund. It had neglected to notify the SEC when its ownership exceeded the 5% threshold. EndWave subsequently filed suit for damages suffered as a result of the activities surrounding the situation. We continue to watch developments.

        Forward Industries, maker of carrying cases for cell phones, laptops and other equipment, is our next worst performer for the period. Timing of product shipments, pricing pressures and higher operating costs are a bad combination and caused the Florida-based company's recent price tumble.

        SFBC International provides clinical research studies to branded and generic pharmaceutical and biotechnology companies around the world. It was a steady performer from our original purchase in mid-2002. Then came bad news. In early November, Bloomberg News published an article entitled, "Big Pharma's Shameful Secret," making allegations of substandard clinical human drug testing procedures and hazardous conditions in its buildings, along with corporate mismanagement. The stock fell over 26% on the news. In mid-December several company officers either resigned or retired, the company lowered its profit forecast for 2005 and analysts revised their recommendation from "outperform" to "neutral." The stock fell another 42%, in spite of the fact that a third party investigation exonerated the company of some of the external claims. The stock may now be significantly undervalued (although that's not why we would hold it; recall that this is primarily a passively managed fund), but we harvested our losses in late 2005.

Industry Sector Representation as of December 31, 2005

Sector	% of Net Assets	CRSP Portfolio 10 Index	Difference
Basic Materials	3.4%	2.4%	1.0%
Communications	10.9%	11.3%	-0.4%
Consumer, Cyclical	12.0%	12.3%	-0.3%
Consumer, Non-cyclical	24.2%	25.0%	-0.8%
Energy	3.8%	3.2%	0.6%
Financial	18.6%	22.5%	-3.9%
Industrial	11.6%	12.2%	-0.4%
Technology	10.2%	10.0%	0.2%
Utilities	1.1%	1.0%	0.1%
Diversified	0.0%	0.1%	-0.1%
Cash	4.2%	0.0%	4.2%

Total	100.0%	100.0%

Calendar Year Comparisons by Company Size

        The Short Version:    The very largest and the very smallest companies were the most "performance challenged" for the calendar year.

        As you can see in the following table, the largest companies, as indicated in group one, and the smallest companies, in groups 8, 9, and 10, lagged the performance of most other groups for the year. Typical of this asset class, a mediocre 2005 follows the stellar performance of ultra-small stocks from 1999 through 2004. And as illustrated in the table (and as "preached" periodically by me) the critical feature of ultra-small companies is the long-term commitment to hold through their volatile nature. On a recent internet chat page, a shareholder commented that he had held the fund a full eight months and the fund just hadn't done much. Another shareholder responded, "It's a long-term investment! You have to hold it a hundred years!" Although that's a little longer than I define "long-term," he has the right idea.

Company Size According to the CRSP Cap-Based Portfolio Indexes(1)	6 months	1 year	79 years(2)
1 (ultra large)	5.2%	3.7%	9.6%
2	8.1%	12.0%	11.0%
3	8.6%	12.4%	11.4%
4	6.8%	10.6%	11.5%
5	9.4%	10.1%	11.8%
6	4.2%	3.2%	11.9%
7	7.7%	10.5%	11.8%
8	9.1%	7.6%	11.9%
9	6.4%	2.0%	12.1%
10 (ultra-small)	10.5%	5.8%	14.1%

(1)
The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

(2)
December 1926 to December 2005

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2005, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even "small companies" for various reasons such as narrower markets, limited financial resources and less liquid stock.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information For questions or other Fund information, call 1-800-661-3550 or visit the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Ultra-Small Company Market Fund. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

DISCLOSURE OF FUND EXPENSES
(Unaudited)

        As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Ultra Small Company Market Fund

	Beginning Account Value at 7/1/05	Ending Account Value at 12/31/05	Expense Paid During Period* 7/1/05-12/31/05
Actual Fund Return	$1,000.00	$1,090.56	$3.48
Hypothetical Fund Return	$1,000.00	$1,021.88	$3.36

*
Expenses are equal to the Fund's annualized expense ratio of 0.66% multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2005 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS—95.8%
	Advertising—0.9%
	Miva Inc*	201,200	$995,940
	Traffix Inc	248,700	1,273,344
	Ventiv Health Inc*	198,300	4,683,846

			6,953,130
	Aerospace/Defense—0.6%
	Argon ST Inc*	137,600	4,262,848
	CPI Aerostructures Inc*	33,400	336,004
	EDO Corp	3,700	100,122

			4,698,974
	Agriculture—0.6%
	Andersons Inc	101,181	4,358,877
	Airlines—0.4%
	Hawaiian Holdings Inc*	4,700	18,753
	Mesa Air Group Inc*	134,600	1,407,916
	Midwest Air Group Inc*	80,200	452,328
	Pinnacle Airlines*	22,200	148,074
	World Air Holdings*	98,900	951,418

			2,978,489
	Apparel—1.1%
	Bakers Footwear Group*	51,600	793,608
	Cherokee Inc	30,500	1,048,895
	Cutter & Buck Inc	34,958	390,481
	Hartmarx Corp*	199,200	1,555,752
	Lakeland Industries Inc*	71,600	1,345,364
	Sport Haley Inc*	25,438	123,374
	Tandy Brands Accessories Inc	65,009	780,108
	United Retail Group*	140,700	1,850,205

			7,887,787
	Auto Parts & Equipment—1.0%
	Noble International Ltd	77,400	1,613,016
	Proliance Intl Inc*	197,300	1,043,717
	R&B Inc*	76,314	723,457
	Tenneco Automotive Inc*	73,000	1,431,530
	Titan International Inc	144,000	2,484,000

			7,295,720
	Banks—10.9%
	Abigail Adams National Bancorp	22,220	311,082
	American West Bancorp*	8,888	210,023
	Ameris Bancorp	73,800	1,464,192
	Appalachian Banchares Inc*	18,646	338,798
	Associated Banc-Corp	78,480	2,554,524
	Bancorp Rhode Island Inc	65,200	2,171,160
	Banctrust Financial	2,200	44,220
	Bank of America Corp	59,718	2,755,986
	Bank of Granite Corp	2,400	44,472
	Bank of the Ozarks Inc	40,800	1,505,520

BB&T Corp	1,300	$54,483
Brookline Bancorp Inc	72,316	1,024,718
Capital Bank Corp	55,300	848,855
Capital Corp of the West	95,220	3,089,889
Capital Crossing Bank*	87,600	2,925,840
Cardinal Financial Corp	10,000	110,000
Cascade Bancorp	900	20,709
Cass Information Systems Inc	61,255	2,033,666
Center Financial Corp	135,600	3,411,696
Central Bancorp Inc	12,300	343,563
City National Corp	579	41,943
CoastFinancial holdings*	48,200	795,782
CoBiz Inc	900	16,407
Columbia Bancorp/Oregon	26,741	590,441
Commercial Bankshares Inc	10,937	386,842
Community Bancorp/CA	15,100	536,050
Community Bancorp/NV*	7,536	238,213
Fidelity Southern Corp	57,476	1,028,820
Finlay Enterprise*	68,000	664,360
First Mariner Bancorp Inc*	48,724	852,670
First Mutual Bancshares Inc	16,335	423,730
First Place Financial Corp.	14,388	346,031
First State Bancorporation	17,000	407,830
FNB Corp	26,830	822,876
FNB Corp Inc	8,640	149,990
FNB Financial Services Corp	44,218	725,175
Fulton Financial Corp	124,165	2,185,304
Gateway Financial Holdings	12,200	202,264
Glacier Bancorp Inc	972	29,209
Greater Community Bancorp	4,589	68,376
Greene County Bancshares	48,717	1,332,897
Guaranty Federal Bancshares Inc	62,556	1,745,312
Heritage Commerce Corp*	15,000	322,500
Intervest Banchares*	42,218	1,044,896
Lakeland Financial Corp	23,300	940,854
LNB Bancorp Inc	23,033	413,442
Macatawa Bank Corp	68,534	2,493,267
Main Source Financial Group	13,921	248,490
MB Financial Inc	47,818	1,692,757
Mercantile Bank Corp	37,677	1,450,565
Midsouth Bancorp Inc	17,750	479,073
MidWestOne Financial Group Inc	77,412	1,375,611
Northrim BanCorp Inc	81,878	1,920,039
North Valley Bancorp	25,300	450,846
Oak Hill Financial	42,700	1,418,494
PAB Bankshares Inc	70,000	1,277,500
Pacific Mercantile Bancorp*	70,100	1,217,637

Pelican Financial Inc*	75,000	$416,250
Pinnacle Financial Partners Inc*	127,700	3,189,946
PrivateBancorp Inc	37,200	1,323,204
Prosperity Bancshares Inc	800	22,992
Southcoast Financial Corp*	29,700	715,770
Southern Community Financial	55,469	499,221
South Financial Group Inc/The	72,457	1,995,466
Southside Bancshares Inc	49,199	993,816
TD Banknorth Inc	8,718	253,258
Toronto-Dominion Bank	4,183	220,444
Umpqua Holdings Corp	100,288	2,861,217
UnionBanCal Corp	10,606	728,844
United Security Bancshares	26,059	794,800
Vail Banks Inc	78,000	1,170,000
Valley Bancorp*	21,200	735,470
Vineyard National Bancorp Co	91,940	2,835,430
Virginia Commerce Bancorp*	74,718	2,173,547
Western Sierra Bancorp*	55,122	2,005,890
Wilshire Bancorp Inc	234,944	4,038,687
Yardville National Bancorp	6,200	214,830

		82,788,971
Beverages—0.4%
Green Mountain Coffee Roasters*	56,300	2,285,780
Peet's Coffee & Tea Inc*	17,400	528,090
Redhook Ale Brewery Inc*	23,000	72,910

		2,886,780
Biotechnology—3.4%
Arqule Inc*	387,489	2,371,432
Barrier Therapeutics*	9,037	74,103
Corgentech Inc*	56,954	585,487
Curagen*	26,848	82,692
Curis Inc*	104,671	372,629
Cytogen Corp*	254,700	697,878
Cytokinetics Inc*	8,000	52,320
Embrex Inc*	146,024	2,023,893
Encysive Pharmaceuticals Inc*	330,900	2,610,801
Entremed Inc*	404,784	785,281
Genitope Corp*	111,699	888,007
GenVec Inc*	254,585	420,065
Illumina Inc*	52,843	745,086
Immunogen Inc*	115,385	591,925
Inovio Biomedical*	250,700	569,089
Keryx Biopharmaceuticals*	57,647	843,952
Lifecell Corp*	299,250	5,706,698
Nanogen Inc*	236,311	619,135

Neose Technologies*	376,178	$726,024
Oscient Pharmaceuticals Corp*	137,100	311,217
Repligen Corp*	280,400	1,121,600
Sangamo Biosciences Inc*	297,600	1,199,328
Seattle Genetics Inc /WA*	115,055	543,059
Sirna Therapeutics*	428,265	1,297,643
Stratagene Corp*	53,513	537,271

		25,776,615
Building Materials—0.1%
AAON Inc*	11,687	209,431
Comfort Systems USA Inc	43,900	403,880
Craftmade International	7,700	154,077
Graham Corp	9,000	202,500

		969,888
Chemicals—1.6%
Aceto Corp	102,046	671,463
American Vanguard Corp	114,000	2,679,000
Balchem Corp	80,700	2,405,667
Landec Corp*	205,000	1,594,900
Lesco Inc*	69,306	1,057,610
Lumera Corp*	202,900	760,875
NewMarket Corp*	29,200	714,232
Quaker Chemical Corp	99,700	1,917,231
Omnova Solutions Inc*	75,700	363,360

		12,164,338
Coal—0.1%
Westmoreland Coal Co*	39,500	904,550
Commercial Services—3.5%
ACE Cash Express Inc*	94,000	2,194,900
Bankrate Inc*	144,800	4,274,496
Cadmus Communications Corp	67,446	1,357,688
Carriage Services Inc*	134,500	672,500
Competitive Tech Inc*	205,600	803,896
Cornell Cos Inc*	120,900	1,670,838
Discovery Partners International Inc*	114,957	304,636
EZCORP Inc*	98,200	1,500,496
Franklin Covey Co*	192,400	1,215,968
Geo Group Inc.*	14,400	330,192
Healthcare Services Group	35,550	736,241
HMS Holdings Corp*	172,800	1,321,920
Home Solutions*	268,700	1,203,776
Hudson Highland Group Inc*	32,590	565,762
Kendle International Inc*	22,390	576,319
Lenox Group Inc*	53,100	703,044
Medifast Inc*	199,100	1,043,284
Multi-Color Corp	59,136	1,641,024

National Research Corp	40,300	$697,190
Opinion Research Corp*	17,400	97,962
Perceptron Inc*	119,274	844,460
Providence Services Corp*	52,992	1,525,640
RCM Technologies Inc*	170,459	869,341
Rent-Way Inc*	94,300	602,577

		26,754,150
Computers—3.5%
Ansoft Corp*	50,300	1,712,715
BindView Development Corp*	33,878	134,834
Cyberguard Corp*	103,200	911,256
Dataram Corp	82,533	434,124
Delphax Technologies Inc*	21,350	55,937
Dynamics Research Corp*	80,900	1,249,905
Immersion Corp*	221,226	1,457,879
InterVoice Inc*	257,500	2,049,700
LaserCard Corp*	154,000	2,308,460
Merge Technologies Inc*	59,200	1,482,368
Neoware Systems*	110,000	2,563,000
Netscout Systems Inc*	149,030	812,214
Planar Systems Inc*	68,546	573,730
Printronix Inc	69,800	1,072,128
Rimage Corp*	120,069	3,479,600
SI International Inc*	76,700	2,344,719
TechTeam Global Inc*	159,170	1,598,067
Tier Technologies Inc*	176,500	1,295,510
Transact Technologies*	122,031	964,045
Xanser Corp*	151,200	444,528

		26,944,719
Cosmetics/Personal Care—1.6%
Chattem Inc*	5,800	211,062
Parlux Fragrances Inc*	381,363	11,643,012

		11,854,074
Distribution/Wholesale—0.9%
Brightpoint Inc*	69,562	1,928,954
Central European Distribution Corp*	34,750	1,394,865
Huttig Building Products*	31,800	267,120
Navarre Corp* +	521,700	2,885,001

		6,475,940
Diversified Financial Services—1.1%
Asta Funding Inc	62,100	1,697,814
BKF Capital Group Inc	43,100	816,745
Consumer Portfolio Services*	332,800	1,912,934
Nicholas Financial	118,500	1,245,435
Sanders Morris Harris Group Inc	85,509	1,401,493
United PanAm Financial Corp*	53,100	1,373,697

		8,448,118

Electric—0.3%
Central Vermont Publishing	42,800	$770,828
Green Mountain Power Corp	51,100	1,470,147
Unitil Corp	9,400	235,940

		2,476,915
Electrical Components & Equipment—1.1%
Active Power Inc*	290,009	1,116,535
American Superconductor Corp*	125,100	984,537
C&D Technologies	114,000	868,680
China Energy Savings*	9,000	74,880
The Lamson & Sessions Co*	203,600	5,094,072
Nortech Systems Inc*	1,400	8,190
TII Network Technologies Inc*	143,700	362,124

		8,509,018
Electronics—1.4%
Advanced Photonix Inc—Class A*	156,350	431,526
Axsys Technologies Inc*	61,200	1,098,540
Cal Micro Devices*	185,200	1,205,652
Fargo Electronics Inc*	33,550	645,838
Faro Technologies Inc*	34,900	698,000
Frequency Electronics Inc	14,600	153,154
Lowrance Electronics Inc	57,900	1,517,559
Measurement Specialties Inc*	99,800	2,430,130
OI Corp*	35,200	436,480
Quicklogic*	248,751	982,566
Unifi Inc*	247,300	751,792
UQM Technologies*	17,300	66,951

		10,418,188
Energy—Alternate Sources—0.3%
Evergreen Solar Inc*	178,400	1,899,960
Engineering & Construction—1.1%
Cyber Optics Corp*	6,700	90,316
Keithley Instruments	23,800	332,724
Layne Christensen Co*	161,900	4,117,117
LeCroy Corp*	13,600	207,944
Mechanical Technology Inc*	16,900	47,320
Merix Corp*	224,855	1,625,702
Michael Baker Corp*	51,700	1,320,935
Napco Securities System*	20,167	209,137
Perini Corp*	5,500	132,825

		8,084,020
Entertainment—0.8%
Canterbury Park Holdings Corp	59,400	822,690
Fox & Hound Group*	122,581	1,886,522

Gaming Partners Intl*	60,300	$674,751
Gaylord Entertainment Co*	44,852	1,955,098
Nevada Gold & Casino*	84,000	872,760

		6,211,821
Environmental Control—1.0%
Clean Harbors Inc*	157,947	4,550,453
Darling International Inc*	370,100	1,469,297
Waste Industries USA Inc	130,900	1,685,992

		7,705,742
Forest Products—0.1%
Mercer International*	60,600	476,316
Food—1.2%
Cal-Maine Foods Inc	211,600	1,436,764
Imperial Sugar Co	79,016	1,073,029
Lifeway Foods Inc*	78,151	972,198
Monterey Gourmet Foods Co*	6,510	26,235
Rocky Mountain Chocolate Factory Inc	59,136	962,495
Spartan Stores Inc*	343,650	3,580,833
Village Super Market—Class A	12,300	741,075
Zapata Corp*	57,600	332,352

		9,124,981
Gas—0.4%
Chesapeake Utilities Corp	57,400	1,767,920
EnergySouth Inc	44,250	1,185,015

		2,952,935
Hand/Machine Tools—0.1%
Starrett (L.S.) Co—Class A	29,200	453,768
Healthcare—Products—5.0%
Abaxis Inc*	169,700	2,796,656
Atrion Corp	39,148	2,718,046
Cardiac Science Corp*	53,409	483,352
Cardiotech International Inc*	11,500	25,875
Compex Technologies Inc*	45,240	295,870
Criticare Systems Inc*	60,350	299,336
Encore Medical Corp*	111,400	551,430
Endologix Inc*	80,000	552,000
LCA-Vision Inc	241,297	11,464,020
Lifecore Biomedical Inc*	217,646	3,532,395
Merit Medical Systems Inc*	17,500	212,450
Natus Medical Inc*	111,000	1,791,540
NMT Medical Inc*	161,800	2,588,800
PhotoMedex Inc*	153,900	264,708
Somanetics Corp*	234,200	7,494,400
Spectranetics Corp*	87,400	983,250
SRI/Surgical Express Inc*	6,755	40,530
Tutogen Medical Inc*	192,800	574,544
Utah Medical Products Inc	49,900	1,598,796
Vital Images Inc*	1,851	48,404

		38,316,402

Healthcare—Services—2.5%
Air Methods Corp*	61,555	$1,064,901
Almost Family Inc*	5,800	92,800
Amedisys Inc*	171,100	7,227,264
America Service Group Inc*	101,800	1,614,548
Bio-Reference Labs Inc*	135,600	2,550,636
Five Star Quality Care Inc*	171,900	1,352,853
Medcath Corp*	50,020	927,871
NovaMed Inc*	181,100	1,182,456
Option Care Inc	7,312	97,688
Penn Treaty American*	52,300	3,072,102
Radiologix Inc*	58,500	178,425

		19,361,544
Home Builders—0.4%
AMREP Corp*	4,000	104,520
Cavco Industries Inc*	32,000	1,224,960
Dominion Homes Inc*	4,772	50,774
Dover Motorsport	10,800	65,988
Hovnanian Enterprises Inc—Class A*	822	40,804
Meritage Corp*	1,800	113,256
Nobility Homes Inc	28,500	770,070
Silverleaf Resorts*	170,500	555,830
Technical Olympic USA Inc	1,406	29,653

		2,955,855
Home Furnishings—0.5%
Cobra Electronics Corp*	100,675	1,346,024
Koss Corp	4,138	108,167
Stanley Furniture Co Inc	88,600	2,053,748

		3,507,939
Household Products/Wares—0.3%
CNS Inc	105,050	2,301,646
Nashua Corp*	38,600	270,972

		2,572,618
Housewares—0.3%
Enesco Group Inc*	17,700	32,568
Libbey	110,300	1,127,266
Lifetime Brands Inc	57,000	1,178,190

		2,338,024
Insurance—2.1%
Affirmative Insurance	5,400	78,786
American Independence Corp*	45,135	518,601
Capital Title Group	183,700	1,015,861
Ceres Group Inc*	354,900	1,834,833
Donegal Group Inc	139,069	3,231,964
Fidelity National Title Group	8,039	195,750
Fidelity National Financial Inc	45,941	1,690,169
Investors Title Co	56,432	2,380,866

Meadowbrook Insurance Group Inc*	370,400	$2,163,136
Merchants Group Inc	3,400	102,510
Penn Treaty American*	130,400	1,309,216
Procentury Corp	71,000	763,250
SCPIE Holdings Inc*	18,200	378,560
21st Century Holdings	6,800	116,348
United America Indemnity*	28,704	527,006

		16,306,856
Internet—4.6%
Aladdin Knowledge Systems*	51,974	894,992
Answerthink Inc*	242,700	1,031,475
Art Technology Group*	498,642	977,338
Blue Coat Systems Inc*	55,300	2,528,316
Captiva Software Corp*	232,000	5,162,000
Digitas Inc*	134,521	1,684,203
ePlus Inc*	100,800	1,394,265
Expedia Inc*	144,098	3,452,588
Harris Interactive Inc*	70,300	302,993
IAC/InteractiveCorp*	144,098	4,079,414
I-Many Inc*	523,200	732,480
Imergent Inc*	90,100	594,660
Jupitermedia Corp*	164,000	2,423,920
Knot Inc*	186,800	2,136,992
Online Resources Corp*	158,500	1,751,425
Quotesmith.com Inc*	30,400	91,200
Raindance Communications Inc*	501,606	1,023,276
Selectica Inc*	18,714	53,335
TheStreet.com Inc*	246,800	1,779,428
Tumbleweed Communications*	380,100	1,170,708
United Online Inc	14,029	199,492
Valueclick Inc*	38,914	704,733
Watchguard Tech*	289,200	1,070,040

		35,239,273
Iron/Steel—1.5%
Friedman Industries	98,300	578,987
Great Northern Iron Ore Properties	12,000	1,671,000
Olympic Steel Inc*	72,800	1,809,080
Oregon Steel Mills Inc*	170,000	5,001,400
Roanoke Electric Steel Corp	90,000	2,124,000

		11,184,467
Leisure Time—0.5%
Aldila Inc	78,979	2,008,436
Ambassadors International Inc	77,600	1,202,800
Pegasus Solutions*	84,610	758,952

		3,970,188

Lodging—0.6%
Jameson Inns Inc*	296,728	$637,965
Monarch Casino & Resort Inc*	164,800	3,724,480

		4,362,445
Machinery-Diversified—2.0%
Columbus McKinnon Co*	35,700	784,686
Gehl Co*	165,150	4,335,188
Hurco Cos Inc*	219,934	6,778,366
Twin Disc Inc	68,200	3,047,858

		14,946,098
Media—0.7%
4Kids Entertainment*	10,600	166,314
New Fontier Media*	121,142	791,057
Point.360*	61,200	109,548
Sirius Satellite Radio Inc*	582,300	3,901,410

		4,968,329
Metal Fabricate/Hardware—0.5%
Hawk Corp*	17,400	255,258
Ladish Co Inc*	64,700	1,446,045
NN Inc	7,608	80,645
Northwest Pipe Co*	75,600	2,026,080

		3,808,028
Mining—0.2%
Kinross Gold Corp*	22,353	206,095
US Lime & Minerals*	53,700	1,421,439

		1,627,534
Miscellaneous Manufacturing—1.9%
Ceradyne Inc*	122,625	5,370,975
Charles & Colvard+	12,925	261,085
EnPro Industries Inc*	13,600	366,520
Flanders Corp*	270,542	3,289,791
Park-Ohio Holdings Corp*	235,715	3,323,582
Raven Industries Inc	35,600	1,027,060
Steinway Instruments*	45,800	1,168,358

		14,807,371
Office/Business Equipment—0.0%^
Compx International	12,100	193,842
Oil & Gas—2.8%
ATP Oil & Gas Corp*	188,700	6,983,787
Brigham Exploration Co*	176,600	2,094,476
Castle Energy Corp	7,650	186,660
Edge Petroleum Corp/DE*	109,618	2,730,584
Giant Industries Inc*	133,800	6,952,248
Meridian Resource Corp*	404,000	1,696,800
Remington Oil & Gas Corp*	1,400	51,100
Royale Energy Inc*	93,856	595,985

		21,291,640

Oil & Gas Services—0.6%
Lufkin Industries Inc	95,742	$4,774,654
Packaging & Containers—0.2%
AEP Industries Inc*	58,800	1,470,000
Pharmaceuticals—5.5%
Anika Therapeutics Inc*	155,400	1,816,626
BioScript Inc*	98,661	743,904
Dov Pharmaceuticals Inc *	158,400	2,325,312
Dusa Pharm. Inc*	131,400	1,415,178
Dyax Corp*	107,400	565,998
Eli Lilly & Co	34,669	1,961,919
Emisphere Technologies Inc *	144,800	628,432
First Horizon Pharmaceutical Corp*	279,200	4,816,200
Genta Inc*	1,074,000	1,568,040
HealthExtras Inc *	21,900	549,690
Hemispherx Biopharmaceuticals*	333,300	723,261
Hi-Tech Pharmacal Co Inc *	112,476	4,981,562
Hollis-Eden Pharmaceuticals *	132,160	639,654
Indevus Pharmaceuticals*	442,800	2,386,692
Integrated Biopharma Inc*	54,100	219,105
Intrabiotics Pharmaceuticals Inc *	61,300	221,293
Introgen Therapeutics Inc *	167,875	884,701
Ista Pharmaceuticals Inc*	101,400	644,904
Mannatech Inc	90,680	1,252,291
Matrixx Initiatives Inc *	90,300	1,891,785
Memory Pharmaceuticals*	263,772	601,400
National Medical Health Cardinal *	103,408	2,812,698
Natural Health Trend*	87,600	845,340
Neogen Corp *	69,281	1,455,594
Nuvelo Inc *	136,104	1,103,803
Pain Therapeutics Inc *	114,000	770,640
Penwest Pharmaceuticals Co *	28,000	546,560
Pharmacyclics Inc *	142,300	505,165
Rigel Pharmaceuticals Inc*	35,566	297,332
ViroPharma Inc*	125,800	2,333,590
Vivus Inc *	163,600	484,256

		41,992,925
Real Estate—1.1%
California Coastal Communities Inc *	109,900	4,311,377
Consolidated—Tomoka Land Co*	43,800	3,105,420
United Capital Corp *	26,100	643,887
Wilshire Enterprises Inc *	27,300	212,667

		8,273,351

Retail—5.0%
America's Car Mart Inc *	92,220	$1,523,474
Blair Corp	33,000	1,285,020
Books-A-Millions Inc	191,906	1,859,569
Buffalo Wild Wings Inc*	28,600	949,806
Celebrate Express*	24,100	325,350
Collegiate Pacific	154,200	1,403,220
Dave & Buster's Inc *	143,600	2,528,796
Famous Dave's Of America Inc *	158,800	1,789,676
First Cash Financial Services Inc *	116,250	3,389,850
Friendly's Ice Cream Corp *	97,900	841,940
Frisch's Restaurants Inc	47,800	1,168,710
GTSI Corp *	17,086	119,602
Hastings Entertainment Inc *	33,500	183,580
JOS A Bank Clothiers Inc *	40,125	1,741,826
Kirkland's Inc*	68,500	408,945
Luby's Inc *	252,700	3,360,910
Main Street Restaurant Group *	10,100	44,339
The Pantry Inc *	3,300	155,067
Perry Ellis International Inc*	65,800	1,250,200
Restoration Hardware*	160,745	967,685
REX Stores Corp*	105,700	1,589,728
Riviera Holdings Corp*	106,100	1,738,979
Rocky Shoes & Boots*	55,100	1,342,236
Rush Enterprises Inc—Class A*	43,600	648,768
Rush Enterprises Inc—Class B*	43,600	627,840
The Sportsman's Guide Inc *	165,900	3,956,715
TweeterHome Entertainment*	280,000	1,601,600
Wilsons The Leather Experts *	159,996	580,785
Zones Inc *	60,000	300,600

		37,684,816
Savings & Loans—3.0%
American Bancorp NJ	84,213	835,393
Berkshire Hills Bancorp Inc	24,900	834,150
Beverly Hills Bancorp	4,700	48,739
BFC Financal Corp*	83,372	460,213
Carver Bancorp Inc	53,600	821,688
Centrue Financial Corp*	26,000	683,800
Cooperative Bankshares Inc	10,100	205,535
Fidelity Bancorp Inc	47,512	896,551
FirstBank NW Corp	21,492	683,875
First Pactrust Bancorp Inc	53,800	1,464,113
Harrington West Financial Group Inc	86,320	1,437,427
Heritage Financial Corp	6,405	156,410
HMN Financial Inc	55,300	1,631,350
Horizon Financial Corp	24,300	530,712
LSB Corp	76,350	1,324,673

MASSBANK Corp	20,536	$676,661
NewAlliance Bancshares Inc	67,028	974,587
NewMil Bancorp Inc	32,900	980,420
Northeast Bancorp	4,700	112,800
Pacific Premier Bancorp *	28,400	335,120
Provident Financial Hldgs	17,550	461,565
Pulaski Financial Corp	113,193	2,032,946
PVF Capital Corp	83,292	875,399
Rainier Pacific Financial Group Inc*	45,200	723,657
Riverview Bancorp Inc	25,800	601,398
Sterling Financial Corp*	1,206	30,126
Synergy Financial Group	21,400	268,356
Teche Holding Co	11,400	445,854
Timberland Bancorp Inc	19,800	464,528
Union Community Bancorp	29,839	798,193
Washington Savings Bank FSB	95,850	833,895
Willow Grove Bancorp	6,011	90,946

		22,721,080
Semiconductors—3.0%
Advanced Power Technology Inc *	206,500	2,814,595
All American Semiconductor*	13,200	52,140
Anadigics Inc*	402,158	2,412,948
BTU International*	81,473	1,027,366
Diodes Inc *	63,225	1,963,136
ESS Technology*	292,103	1,001,913
IXYS Corp*	45,110	527,335
Kopin Corp*	132,300	707,805
LogicVision Inc*	52,194	65,243
Mindspeed Tech*	323,000	759,050
Monolithic System*	184,709	1,015,900
Pericom Semiconductors*	176,000	1,402,720
Rudolph Technologies*	61,200	788,256
SBS Technologies Inc*	12,723	128,121
Spire Corp*	13,200	98,340
Supertex Inc*	62,100	2,747,925
Therma-Wave Inc*	392,200	560,846
Transwitch Corp*	886,400	1,622,112
TRM Corp*	78,400	584,080
Virage Logic Corp*	159,800	1,578,824
White Electronic Designs Corp *	171,400	875,854

		22,734,509
Services, Business—0.0%^
RAE Systems, Inc*	37,405	131,292
Software—4.5%
Actuate Corp*	570,200	1,790,428
Allscripts Healthcare Soutions Inc *	94,453	1,265,670
American Software	31,038	202,926
Authentidate Holding Corp*	334,299	645,197

CAM Commerce Solutions Inc	93,900	$1,954,050
Computer Programs & Systems	16,547	685,542
Concur Technologies Inc *	112,900	1,455,281
Ceva Inc*	142,296	890,773
Digi International Inc *	112,936	1,184,699
Digital Angel Corp*	251,050	775,745
DocuCorp International Inc *	77,872	496,045
Document Sciences Corp *	8,788	70,304
Dot Hill Systems*	193,800	1,343,034
Embarcadero Technologies Inc.*	8,600	62,608
Intervideo, Inc. *	43,700	461,035
INVESTools, Inc. *	22,700	122,580
Manugistics*	708,100	1,239,175
MetaSolv Inc*	255,093	739,770
Mind CTI Ltd	318,495	834,457
Moldflow Corp *	163,600	2,280,584
MSC Software Corp*	42,200	717,400
Napster Inc*	208,000	732,160
Nuance Communications *	130,592	996,416
PAR Technology Corp*	7,200	199,872
Perficient Inc*	133,300	1,187,703
Pervasive Software Inc *	174,800	765,624
Phoenix Technologies*	186,581	1,167,997
QAD Inc	49,150	375,506
Quality Systems Inc *	46,000	3,530,960
TradeStation Group Inc *	245,974	3,045,158
Witness Systems Inc *	138,850	2,731,180

		33,949,879
Telecommunications—4.6%
Airspan Networks*	10,600	60,314
Anaren Inc*	31,800	497,034
AVI BioPharma Inc*	432,800	1,493,160
Avici Systems Inc *	80,901	316,323
Aware Inc *	373,800	1,659,672
CalAmp Corp*	293,700	3,080,913
Comarco Inc *	12,100	120,758
Communications Systems Inc	7,000	85,960
Comtech Telecommunications*	7,050	215,307
Ditech Communications Corp *	191,670	1,600,445
EndWave Corp * +	129,942	1,530,717
Essex Corp *	11,800	201,190
Forgent Networks Inc *	15,119	39,309
Glenayre Technologies Inc *	541,400	1,759,550
GlobeTel Communications *	446,000	1,645,740
Globecomm Systems Inc *	68,500	422,645
Hickory Tech Corp	5,895	46,512
ID Sytems Inc*	79,100	1,886,535
KVH Industries Inc *	148,300	1,450,374
NMS Communications Corp*	284,300	992,207

Optical Cable Corp*	89,225	$486,981
Performance Technologies Inc*	148,850	1,219,082
Radyne Corp*	134,900	1,965,493
RELM Wirelss Corp*	121,180	885,825
SafeNet Inc*	27,100	873,162
SBA Communications Corp*	11,100	198,690
Sirenza Microdevices Inc*	360,500	1,661,905
Spectralink Corp	110,950	1,316,977
Stratos International*	212,779	1,297,952
Ubiquitel Inc*	618,000	6,112,020
Vyyo Inc*	12,031	58,110
Warwick Valley Telephone Co	5,400	103,086
XETA Technologies Inc*	17,700	40,710

		35,324,658
Textiles—0.1%
Culp Inc*	5,200	24,596
Forward Industries*+	46,700	415,630

		440,226
Transportation—1.6%
Celadon Group Inc*	113,900	3,280,320
HUB Group Inc—Class A*	144,600	5,111,610
Marten Transport Ltd*	168,099	3,062,764
Patriot Transportation Holding Inc*	16,400	1,064,032

		12,518,726
Trucking & Leasing—0.3%
Greenbrier Cos Inc	77,800	2,209,520
Water—0.4%
Artesian Resources Corp—Class A	14,850	439,560
Connecticut Water	44,700	1,095,597
Pennichuck Corp	10,621	217,093
York Water Co	45,700	1,181,345

		2,933,595

TOTAL COMMON STOCKS (Cost $403,155,072)		727,372,468

EXCHANGE TRADED FUNDS—1.7%
iShares Russell 2000 Index Fund	94,100	6,276,470
iShares Russell 2000 Value Index Fund	105,200	6,934,784

TOTAL EXCHANGE TRADED FUNDS (Cost $13,091,369)		13,211,254

MONEY MARKET MUTUAL FUNDS—2.9%
First American Treasury Obligations Fund Class S	21,867,406	21,867,406

TOTAL MONEY MARKET MUTUAL FUNDS Cost $21,867,406)		21,867,406

TOTAL INVESTMENTS—100.4% (Cost $438,113,847)		$762,451,128
Liabilities in excess of Other Assets—(0.4%)		(2,766,790)

TOTAL NET ASSETS—100.0%		$759,684,338

*
Non-income producing security

^
Less than 0.05% of net assets

+
This security or a portion of this security is out on loan at December 31, 2005.Total loaned securities had a market value of $4,683,612 at December 31, 2005.

See Notes to Financial Statements

Unrealized Depreciation
Financial Futures
Russell 2000 E-Mini, 84 contracts, expires March 2006	$(123,732)

Micro-Cap Limited Fund
MANAGER'S COMMENTARY
(Unaudited)

December 31, 2005

Dear Fellow Micro-Cap Limited Shareholder,

        The Fund was down 0.13% in the December quarter, compared to the 1.50% return for our primary benchmark, the CRSP Cap-Based Portfolio 9 Index, 2.02% for our peer benchmark, the Lipper Small-Cap Stock Index, and 1.13% for the Russell 2000 Index of small companies. It was a poor quarter.

        I like our calendar year return a lot better. For the twelve months through December, the Fund was up 22.55%, compared to 2.00% for the CRSP Cap-Based Portfolio 9 Index, 7.63% for our peer benchmark, the Lipper Small-Cap Stock Index, and 4.55% for the Russell 2000 Index of small companies.

        The table below presents our December quarter, six months, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

	Dec. Qtr. 10/1/05 to 12/31/05	6 Months 7/1/05 to 12/31/05	1 Year 1/1/05 to 12/31/05	5 Year 1/1/01 to 12/31/05	Life-to-Date 6/30/98 to 12/31/05
Micro-Cap Limited Fund	-0.13%	13.38%	22.55%	19.45%	20.88%
CRSP Cap-Based Portfolio 9 Index	1.50%	6.37%	2.00%	16.18%	11.30%
Lipper Small-Cap Stock Funds	2.02%	7.34%	7.63%	4.87%	6.12%
Russell 2000 Index (small stocks)	1.13%	5.88%	4.55%	8.22%	6.65%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 627 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        For the six-month (semi-annual) period, our Fund was up 13.38%, compared to 5.88% for the Russell 2000 Index of small companies. As reported last quarter, our lack of energy-dependent holdings kept our Fund diversified when energy stocks lost favor. Our outperformance was due to a handful of stocks across a broad cross-section of industries.

        According to data from Lipper, Inc., Micro-Cap Limited Fund ranked 1st of 87 micro-cap funds for the past twelve months, 9th of 50 such funds over the past five years, and 4th of 42 funds since inception in June, 1998. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. The graph on the following page presents our financial performance by quarter since inception.

Your Fund Needs a Scrapbook

        Over the past few months, Micro-Cap Limited has been mentioned in a number of articles: Louis Rukeyser's Mutual Funds December, 2005 newsletter, Investor's Business Daily on December 6, 2005,

Kiplinger's January 2006 and February 2006 issues, Investment News' Databook 2005 published on December 19, 2005, the Wall Street Journal on January 5, 2006 and January 10, 2006 and in Business Week Online on January 13, 2006. Are we marketing the Fund? No. In fact, the Fund remains closed to new investors. However, we do appreciate the fact that the media likes to feature the Fund. Will the small-cap (and micro-cap) dominance continue? In the three- to five-year timeframe, historical patterns suggest, probably not. (Large companies will probably have their day in the sun again, though it might not be in 2006.) Will investors be selling their investments in very small companies and putting the proceeds in large companies to capture this possibility? No doubt, some will, so once again we ring the caution bell about trying to time the market. (It's very difficult to time the market, even major market moves.) Should investors check their allocation plans, to be sure they are not over-weighted in small and micro-cap stocks after such a favorable period? Absolutely. Under any circumstances, we suggest shareholders only invest money in the stock market that they can afford to leave there long term, and that they take a long-term view of these investments. Speaking of the long-term, I like this graph (but there were major bumps along the way):

Growth of $10,000 Invested in Micro-Cap Limited Fund and Indexes from 6/30/98 (inception) to 12/31/05

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Of our top-performing companies for the quarter, three had better than 50% return.

Rank	Description	Industry	% Gain
1	Multi-Fineline Electronix Inc	Electronics	64.6%
2	Titanium Metals Corp	Mining	59.9%
3	RPC Inc	Oil & Gas Services	53.4%
4	Nutri/System Inc	Internet	44.0%
5	American Retirement Corp	Healthcare-Services	33.5%
6	Intevac Inc	Machinery-Diversified	28.0%
7	LCA-Vision Inc	Healthcare-Products	28.0%
8	Consolidated-Tomoka Land Co	Real Estate	24.9%
9	Alaska Air Group Inc	Airlines	22.9%
10	Trizetto Group	Internet	20.3%

        Our top ten performing stocks came from nine different industries. Multi-Fineline Electronix engineers, designs, and manufactures flexible printed circuit boards and component assembly solutions for electronics. Its products include mobile phone and smart mobile devices, bar code scanners, personal digital assistants, computer-storage products, printed circuits for medical applications, and blood oxygen sensors. A recent addition to the Fund, Multi-Fineline Electronix was our #2 best-performing stock in the September quarter and the #4 best stock for the calendar year at 121.1% return (although we didn't own it that full period).

        Titanium reminds me of the 21st Century's elixir, the bottle of mysterious brown liquid hawked by slick salesmen to cure, energize or clean everything you could imagine. "Ti" on the periodic chart, it is a light, strong, lustrous, corrosion-resistant (including sea water and chlorine) transition metal with a white-silvery metallic color. It's used in white paint, paper, toothpaste, plastics, cement, joint replacements, tennis rackets, gemstones and air purifiers. Its alloys are used in aircraft, amour plating, naval ships, spacecraft and missiles because of its low density (60% as dense as steel), lightness and strength (as strong as steel and 43% lighter.) Our number two best performer, Titanium Metals Corporation offers titanium sponge, melted, and mill products for aerospace, industrial, and other applications. Titanium Metals has been a steady performer for the Fund for four years, making periodic appearances on our winner's list. As you'll see below, the company is our best performer for the calendar year, up a whopping 176.6%.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    One stock was down over 50% for the quarter. Our underweighting in energy compared to the market (S&P Small-cap) kept our losses to a minimum overall.

Rank	Description	Industry	% Loss
1	Forward Industries Inc	Textiles	-60.1%
2	Horizon Health Corp	Healthcare-Services	-28.6%
3	Building Material Holding Corp	Distribution/Wholesale	-26.8%
4	Sun Hydraulics Corp	Metal Fabricate/Hardware	-26.2%
5	Comtech Telecomm. Corp	Telecommunications	-24.6%
6	Digital River Inc	Internet	-21.6%
7	Labor Ready Inc	Commercial Services	-18.8%
8	Gold Kist Inc	Food	-18.3%
9	ACT Teleconferencing Inc	Telecommunications	-15.3%
10	Clean Harbors Inc	Environmental Control	-15.1%

        Forward Industries, maker of carrying cases for cell phones, laptops and other equipment, is our worst performer for the quarter. Timing of product shipments, pricing pressures and higher operating costs are a bad combination and caused the Florida-based company's recent price tumble.

        Building Material Holding Corporation's performance illustrates the volatile nature of these tiny companies. It was our 11th best performing stock last quarter. It was the #1 performer for the June quarter. It is our #7 best stock for the calendar year, up 78.4%. This quarter, it's the 3rd worst performer. (Granted, -26.8% is not a dramatic downturn in the context of micro-cap companies.) The company markets and sells building products, and manufactures building components, such as lumber, millwork, floor and roof trusses, and wall panels and services to production homebuilders. Our models decided not to wait for an upturn, and we sold our holdings in Building Materials at the end of December.

Detailed Explanation of Calendar Year Performance—What Worked Well

        The Short Version:    Of our ten top-performing stocks, four more than doubled in return. Essentially, the four companies are not related, four different industries, four different sectors.

Rank	Description	Industry	% Gain
1	Titanium Metals Corp	Mining	176.6%
2	Quality Systems Inc	Software	156.7%
3	RPC Inc	Oil & Gas Services	135.9%
4	Multi-Fineline Electronix Inc	Electronics	121.1%
5	LCA-Vision Inc	Healthcare-Products	94.2%
6	Trizetto Group	Internet	83.4%
7	Building Material Holding Corp	Distribution/Wholesale	78.4%
8	American Retirement Corp	Healthcare-Services	78.1%
9	SS&C Technologies Inc	Software	76.0%
10	Middleby Corp	Machinery-Diversified	70.5%

        Most of the ten companies listed above have been very consistent performers. Five of the ten were in our winners for the September quarter, and six were top ranked for the fiscal year in the June report. Quality Systems is one of those. The company sells healthcare information systems that automate medical and dental information. Its software systems include general patient information, appointment scheduling, billing, insurance claims submission and other care services. Quality Systems is in the Technology Sector, which, together with SS&C Technologies and others, added over 8% to our calendar year return. It's also our top holding at just under 5% of the portfolio.

Detailed Explanation of Calendar Year Performance—What Didn't Work

        The Short Version:    Two stocks lost over 50% for the calendar year, and, similar to our winners, they represented a fairly wide range of industries and sectors.

Rank	Description	Industry	% Loss
1	ACT Teleconferencing Inc	Telecommunications	-69.7%
2	Forward Industries Inc	Textiles	-52.6%
3	Deckers Outdoor Corp	Apparel	-43.2%
4	CFC International Inc	Chemicals	-40.5%
5	America Service Group Inc	Healthcare-Services	-40.2%
6	Navarre Corp	Distribution/Wholesale	-36.7%
7	Cantel Medical Corp	Healthcare-Products	-35.6%
8	Olympic Steel Inc	Iron/Steel	-34.9%
9	Digital River Inc	Internet	-34.3%
10	ACE Cash Express Inc	Commercial Services	-33.7%

        ACT Teleconferencing, Inc. provides audio, video, data, and Web-based conferencing services to businesses and organizations in North America, Europe, and Asia Pacific. Financial difficulties in the early fall of 2005 resulting in increased loans and credit extensions created stock price jitters, and a steep drop in value, which precipitated delisting. Fortunately, its light weighting in the Fund caused very little effect overall.

        Decker Outdoor makes footwear for outdoor sports and recreation under the Teva and Ugg brands. Sales continued to slide under increased competition and lack of new products. Uncharacteristically, it was a "hot potato" to our models; we held it from February to late April. As of December 30, Forward Industries and Navarre were the only companies of this list of ten decliners that we continued to own. We sold the last of our holdings in Forward after the first of the year.

Top Ten Holdings

        At quarter end, Industrial comprised our largest sector representation at 32.2% of net assets, followed by Consumer, Non-cyclical at 16.3% and Communications at 13.7%. Our top ten holdings represented 37.0% of net assets.

Rank	Description	Industry	Percent of Net Assets
1	Quality Systems Inc	Software	4.9%
2	NS Group Inc	Metal Fabricate/Hardware	4.5%
3	Middleby Corp	Machinery-Diversified	4.4%
4	Parker Drilling Co	Oil & Gas	4.1%
5	American Science & Engineering Inc	Electronics	3.6%
6	ASV Inc	Auto Manufacturers	3.5%
7	j2 Global Communications Inc	Internet	3.3%
8	Nutri/System Inc	Internet	2.9%
9	Freightcar America Inc	Miscellaneous Manufacturer	2.9%
10	Lamson & Sessions Co	Electrical Compo & Equip	2.9%

Total			37.0%

Industry Sector Representation as of December 31, 2005

Sector	% of Net Assets	% S&P Small-Cap Index	Difference
Basic Materials	1.0%	3.4%	-2.4%
Communications	13.7%	3.4%	10.3%
Consumer, Cyclical	11.1%	18.7%	-7.6%
Consumer, Non-cyclical	16.3%	17.6%	-1.3%
Energy	6.1%	7.9%	-1.8%
Financial	5.3%	14.7%	-9.4%
Industrial	32.2%	20.1%	12.1%
Technology	9.0%	9.8%	-0.8%
Utilites	0.0%	4.4%	-4.4%
Cash	5.3%	0.0%	5.3%

Total	100.0%	100.0%

Calendar Year Comparisons by Company Size

        The Short Version:    The very largest and the very smallest companies were the most "performance challenged" for the calendar year.

        As you can see in the following table, the largest companies, as indicated in group one, and the smallest companies, in groups 8, 9, and 10, lagged the performance of most other groups for the year. Typical of this asset class, a mediocre 2005 follows the stellar performance of ultra-small stocks from 1999 through 2004. And as illustrated in the table (and as "preached" periodically by me) the critical feature of micro-cap companies is the long-term commitment to hold through their volatile nature. On a recent internet chat page, a shareholder commented that he had held another of our very small company funds a full eight months and the fund just hadn't done much. Another shareholder responded, "It's a long-term investment! You have to hold it a hundred years!" Although that's a little longer than I define "long-term," he has the right idea.

Company Size According to the CRSP Cap-Based Portfolio Indexes(1)	6 months	1 year	79 years(2)
1 (ultra large)	5.2%	3.7%	9.6%
2	8.1%	12.0%	11.0%
3	8.6%	12.4%	11.4%
4	6.8%	10.6%	11.5%
5	9.4%	10.1%	11.8%
6	4.2%	3.2%	11.9%
7	7.7%	10.5%	11.8%
8	9.1%	7.6%	11.9%
9	6.4%	2.0%	12.1%
10 (ultra-small)	10.5%	5.8%	14.1%

(1)
The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

(2)
December 1926 to December 2005

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2005, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information For questions or other fund information, call 1-800-661-3550 or visit the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Micro-Cap Limited. This Fund remains open only to current investors as we seek to keep the nimbleness that has fared well through the years. As always, we appreciate your feedback.

Sincerely,

John Montgomery

DISCLOSURE OF FUND EXPENSES
(Unaudited)

        As a shareholder of the Fund, you will incur no transaction costs from the Funds, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Micro-Cap Limited Fund

	Beginning Account Value at 7/1/05	Ending Account Value at 12/31/05	Expense Paid During Period* 7/1/05-12/31/05
Actual Fund Return	$1,000.00	$1,133.76	$9.25
Hypothetical Fund Return	$1,000.00	$1,016.53	$8.74

*
Expenses are equal to the Fund's annualized expense ratio of 1.72% multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2005 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS—94.7%
	Advertising—0.5%
	Ventiv Health Inc*	16,100	$380,282
	Airlines—2.0%
	Alaska Air Group Inc*	43,400	$1,550,248
	Apparel—1.6%
	True Religion Apparel Inc*	80,300	1,236,620
	Auto Manufacturers—3.5%
	ASV Inc*	106,226	2,653,525
	Banks—2.5%
	City Holding Co	19,300	693,835
	First Regional Bank*	5,500	371,525
	Macatawa Bank Corp	18,653	678,596
	Old Second Bancorp Inc	5,954	182,014

			1,925,970
	Building Materials—0.1%
	ElkCorp	2,100	70,686
	Commercial Services—3.5%
	Escala Group*	49,000	993,720
	Kendle International*	31,400	808,236
	Labor Ready Inc*	39,800	828,636

			2,630,592
	Computers—1.7%
	Komag Inc*	37,000	1,282,420
	Distribution/Wholesale—0.3%
	Navarre Corp*	35,000	193,550
	Electronics—8.3%
	American Science & Engineering Inc*	44,300	2,762,991
	Itron Inc*	41,600	1,665,664
	Molecular Devices Co*	30,800	891,044
	Multi-Fineline Electronix Inc*	20,300	977,851

			6,297,550

Electronic Components & Equipment—2.9%
Lamson & Sessions Co*	87,500	2,189,250
Environmental Control—1.5%
Clean Harbors Inc*	38,200	1,100,542
Hand/ Machine Tools—0.7%
Baldor Electric Co	19,600	502,740
Healthcare—Products—9.7%
Cutera Inc*	71,000	1,871,560
ICU Medical Inc*	3,278	128,530
IRIS International*	66,300	1,449,318
LCA—Vision Inc	34,550	1,641,471
SurModics Inc*	40,200	1,486,998
Vital Images Inc*	29,400	768,810

		7,346,687
Healthcare—Services—8.0%
American Retirement Corp*	81,000	2,035,530
Quality Systems Inc*	48,400	3,715,184
Res-Care Inc*	20,300	352,611

		6,103,325
Insurance—2.0%
Navigators Group Inc*	18,700	$815,507
United Fire & Casualty Co	17,389	703,037

		1,518,544
Internet—8.2%
j2 Global Communications Inc*	58,900	2,517,386
NutriSystem Inc*	62,000	2,233,240
Trizetto Group Inc*	86,000	1,461,140

		6,211,766
Leisure Time—0.9%
Ambassadors Group Inc	30,000	686,700
Machinery-Diversified—6.9%
Columbus McKinnon Co*	57,300	1,259,454
Intevac Inc*	50,000	660,000
Middleby Corp*	38,200	3,304,300

		5,223,754

Metal Fabricate/Hardware—4.5%
NS Group Inc*	82,200	3,436,782
Mining—2.1%
Tennant Company	16,900	878,800
Titanium Metals Corp*	11,800	746,468

		1,625,268
Miscellaneous Manufacturers—2.9%
FreightCar America Inc	45,600	2,192,448
Oil & Gas—4.1%
Parker Drilling Co*	285,900	3,096,297
Oil & Gas Services—2.0%
Lufkin Industries	3,200	159,584
NATCO Group Inc*	28,500	583,110
RPC Inc*	29,250	770,445

		1,513,139
Real Estate—0.7%
Consolidated Tomoka	7,900	560,110
Retail—2.2%
EZCORP Inc*	42,694	652,364
Pantry Inc/The *	20,916	982,843

		1,635,207
Software—1.3%
Witness Systems Inc*	50,000	983,500
Telecommunications—6.2%
Hypercom Corp*	209,000	1,335,510
Powerwave Technologies Inc*	100,400	1,262,028
Sykes Enterprises*	62,600	836,962
UbiquiTel Inc*	48,500	479,665
Viasat Inc *	28,200	753,786

		4,667,951

Textiles—0.6%
Forward Industries Inc*	50,860	$452,654
Transportation—2.4%
HUB Group Inc—Class A*	51,400	1,816,990
Trucking & Leasing—0.9%
Greenbrier Companies Inc	23,500	667,400

TOTAL COMMON STOCKS (Cost $49,769,073)		71,752,497

MONEY MARKET MUTUAL FUNDS—2.5%
First American Treasury Obligations Fund—Class S	1,899,390	1,899,390

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $1,899,390)		1,899,390

TOTAL INVESTMENTS—97.2% (Cost $51,668,463)		$73,651,887
Other Assets in excess of Liabilities—2.8%		2,103,817

NET ASSETS—100.0%		$75,755,704

*
Non-income producing security

See Notes to Financial Statements

Small-Cap Growth Fund
MANAGER'S COMMENTARY
(Unaudited)

December 31, 2005

Dear Fellow Small-Cap Growth Shareholder,

        Our Fund had a positive return of 3.28% for the December 2005 quarter, compared to a 1.61% return for our primary market benchmark, the Russell 2000 Growth Index, and a 1.71% return of our peer benchmark, the Lipper Small-Cap Growth Index. It was a good quarter.

        For the calendar year, the Fund was up 18.24%, beating the Russell 2000 Growth Index by 14.09% and the Lipper Small-Cap Growth Index by 12.90%. We beat both benchmarks for the quarter, six-month, one year and life-to-date periods, a "clean sweep," with which I am very pleased.

        The table below presents our performance for the December quarter, six month, 1 year and annualized performance since inception, followed by a graph of performance since inception.

	Dec. Qtr. 10/1/05 to 12/31/05	6 Months 7/1/05 to 12/31/05	1 Year 1/1/05 to 12/31/05	Life-to-Date 10/31/03 to 12/31/05
Small-Cap Growth Fund	3.28%	12.17%	18.24%	15.05%
Russell 2000 Growth Index	1.61%	8.03%	4.15%	10.22%
Lipper Small-Cap Growth Index	1.71%	6.63%	5.34%	8.77%

        Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com

        The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

        For the six-month semi-annual period, our Fund was up 12.17%, compared to 8.03% for the Russell 2000 Growth Index and 6.63% for the Lipper Small-Cap Growth Index. Fourth quarter performance shows evidence of losing the energy boost that we had enjoyed during the third quarter; however, the six-month numbers don't show the effect.

        According to data from Morningstar, Inc., our Fund ranked 9th of 774 small-cap growth funds for the last twelve months. The Fund's numeric rankings are based solely on total return performance. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Small-Cap Growth Fund and Indexes from 10/31/03 (inception) to 12/31/05

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Two of our ten top performers garnered over 50% return. The combined efforts of companies in the health-related arena added better than 2.5% to our Fund's quarterly return.

Rank	Description	Industry	% Gain
1	Hansen Natural Corp	Beverages	67.4%
2	Titanium Metals Corp	Mining	59.9%
3	Matrixx Initiatives Inc	Pharmaceuticals	47.3%
4	Mitcham Industries Inc	Oil & Gas Services	43.2%
5	Intuitive Surgical Inc	Healthcare-Products	34.4%
6	American Retirement Corp	Healthcare-Services	33.5%
7	LCA-Vision Inc	Healthcare-Products	28.0%
8	MarineMax Inc	Retail	23.9%
9	Astec Industries Inc	Machinery-Constr & Mining	22.5%
10	Homestore Inc	Internet	21.2%

        We first bought Hansen Natural in the fall of 2004 at just under $26 per share, and it remained a buy for the following twelve months. Currently, it's selling for about $90 per share. It's a great "little company makes good" story. Hubert Hansen started making fresh, non-pasteurized juices for film studios and retailers in Southern California in the 30's. Lately, with the addition of smoothies, ready-to-drink iced teas, juice cocktails and energy drinks, its brands have caught the public's attention. Forbes listed Hansen in first place in its "200 Best Small Companies" for 2005, with "new energy drinks targeted at the youth sports market and white-collar workforce." (We gathered our staff recently for a Hansen taste test—the juices were the staff's favorites; I liked the ginseng drink.) Hansen is also in second place on our list of performers for the year, with a 258.2% increase, and our largest portfolio holding at 2%.

        Titanium reminds me of the 21st century's elixir, the bottle of mysterious brown liquid hawked by slick salesmen to cure, energize or clean everything you could imagine. "Ti" on the periodic chart, it is a light, strong, lustrous, corrosion-resistant (including sea water and chlorine) transition metal with a white-silvery metallic color. It's used in white paint, paper, toothpaste, plastics, cement, joint replacements, tennis rackets, gemstones and air purifiers. Its alloys are used in aircraft, armor plating, naval ships, spacecraft and missiles because of its low density (60% as dense as steel), lightness and strength (as strong as steel and 43% lighter.) Our number two best performer, Titanium Metals Corporation, offers titanium sponge, melted, and mill products for aerospace, industrial, and other applications. Titanium Metals has been a steady performer for the Fund over the last year, making quarterly appearances on our winner's list. As you'll see below, the company is our best performer for the calendar year, up a whopping 424.3%.

        For shareholders who own both Small-Cap Value and Small-Cap Growth Funds, you may notice that three stocks on the list above are also in Small-Cap Value. How can the same company be classified as both value and growth? At the time of purchase, a stock qualifies for only one fund. However, price changes, and to a lesser degree, changes in fundamental financial characteristics can change the designation from growth to value, especially for stocks on the margin between value and growth. Therefore, over time it is possible to have purchased a stock at different times for more than one of these funds. Similarly, a stock can grow from small to large and end up in, for instance, both the Small-Cap Value Fund and the Large-Cap Value Fund. Since we don't immediately sell a stock when it moves across one of these "boundaries," it can end up in more than one fund at the same time. Overall, there is currently a 23% "overlap" between Small-Cap Value and Small-Cap Growth Funds, most near the border of designation.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Only one company had a more than 50% drop and one additional one over 30%.

Rank	Description	Industry	% Loss
1	Forward Industries Inc	Textiles	-56.0%
2	Calgon Carbon Corp	Environmental Control	-32.5%
3	Comtech Telecomm. Corp	Telecommunications	-26.4%
4	Gold Kist Inc	Food	-23.7%
5	Kos Pharmaceuticals Inc	Pharmaceuticals	-22.6%
6	Arqule Inc	Biotechnology	-21.8%
7	Digital River Inc	Internet	-21.8%
8	UGI Corp	Gas	-21.4%
9	ADC Telecommunications Inc	Telecommunications	-19.6%
10	MTS Systems Corp	Computers	-18.5%

        Forward Industries, maker of carrying cases for cell phones, laptops and other equipment, is our second worst performer for the quarter. Timing of product shipments, pricing pressures and higher operating costs are a bad combination and caused the Florida-based company's recent price tumble.

        Calgon Carbon Corporation offers products and services for the purification, separation, and concentration of liquids and gases and is primarily known for water treatment. The stock price may have been affected by contract delays and higher production costs. We trimmed our exposure in October. The stock has made a fair recovery since late December, and currently, we're holding.

Detailed Explanation of Calendar Year Performance—What Worked Well

        The Short Version:    Of our ten top-performing stocks, four more than doubled in return. Although many companies in the Energy sector have cooled, the two small energy-related companies in the list below have continued to add to our returns.

Rank	Description	Industry	% Gain
1	Titanium Metals Corp	Mining	424.3%
2	Hansen Natural Corp	Beverages	258.2%
3	Southwestern Energy Co	Oil & Gas	179.3%
4	Peabody Energy Corp	Coal	103.7%
5	LCA-Vision Inc	Healthcare-Products	103.1%
6	Chico's FAS Inc	Retail	93.0%
7	SS&C Technologies Inc	Software	80.4%
8	Matrixx Initiatives Inc	Pharmaceuticals	77.2%
9	Intuitive Surgical Inc	Healthcare-Products	76.2%
10	American Retirement Corp	Healthcare-Services	75.0%

        The top two gainers for the calendar year (profiled above in the quarterly section), along with eight other companies, registering 75% and above, created a winning lineup for our Fund. Southwestern Energy and Peabody Energy are at the larger end of company size for Small-Cap Growth, after recent appreciation.    Four of our top ten winners are in the Consumer, Non-Cyclical Sector: LCA Vision, Matrixx Initiatives, Intuitive Surgical and American Retirement. The Fund had almost twice the weighting in this sector as the general market (S&P Small-cap,) and our models picked the cream of the crop, resulting in just shy of 4% contribution to our return from this group.

Detailed Explanation of Calendar Year Performance—What Didn't Work

        The Short Version:    We had four stocks that lost over 50%

Rank	Description	Industry	% Loss
1	Navarre Corp	Distribution/Wholesale	-66.1%
2	Looksmart	Internet	-61.2%
3	Travelzoo Inc	Internet	-59.9%
4	Forward Industries Inc	Textiles	-56.0%
5	Deckers Outdoor Corp	Apparel	-49.2%
6	Artesyn Technologies Inc	Electrical Compo & Equip	-41.8%
7	Calgon Carbon Corp	Environmental Control	-39.5%
8	Navigant Consulting Inc	Commercial Services	-37.9%
9	Ceradyne Inc	Miscellaneous Manufacturing	-34.3%
10	Sapient Corp	Internet	-34.1%

        Of the ten worst-performing stocks for the calendar year, four are in the Technology sector. However, because we were not over-weighted in this group, the negative effect on performance was less than 0.5%. By December 31, 2005, we had sold all except Navarre, Forward and Ceradyne.

        First place loser, Navarre Corporation, publishes and distributes home entertainment and multimedia products such as personal computer software, compact disc and DVD audio, DVD and VHS video, video games, and accessories. In mid-November when the company announced that it would be restating financials for 2003 through 2005 and had to file its September 30 report without auditor and officer certifications, it faced delisting. By month end, it had settled report filings and had been reinstated with NASDAQ. Its share price rose 8% in early December after announcing officer changes. For now, we are "staying put."

Top Ten Holdings

        At quarter end, Consumer, Non-Cyclical comprised our largest sector representation at 24.2% of net assets, followed by Energy at 16.5% and Industrial at 16.5%. Our top ten holdings represented only 15.2% of net assets, which demonstrates the diversification of this Fund. This strategy spreads the risk associated with any one company in an attempt to reduce overall portfolio volatility (and contrasts with some of our more aggressively managed styles which can place some pretty big bets on individual stocks.)

Rank	Description	Industry	Percent of Net Assets
1	Hansen Natural Corp	Beverages	2.0%
2	Southwestern Energy Co	Oil & Gas	2.0%
3	LCA-Vision Inc	Healthcare-Products	1.5%
4	Cognizant Technology Solutions Corp	Computers	1.5%
5	Matrixx Initiatives Inc	Pharmaceuticals	1.5%
6	Intuitive Surgical Inc	Healthcare-Products	1.5%
7	Consol Energy Inc	Coal	1.3%
8	Urban Outfitters Inc	Retail	1.3%
9	Chico's FAS Inc	Retail	1.3%
10	Helmerich & Payne Inc	Oil & Gas	1.3%

Total			15.2%

Industry Sector Representation as of December 31, 2005

Industry	% of Net Assets	% S&P Small-cap Index	Difference
Basic Materials	2.9%	3.4%	-0.5%
Communications	9.9%	3.4%	6.5%
Consumer, Cyclical	8.8%	18.7%	-9.9%
Consumer, Non-cyclical	24.2%	17.6%	6.6%
Energy	16.5%	7.9%	8.6%
Financial	2.4%	14.7%	-12.3%
Industrial	16.5%	20.1%	-3.6%
Technology	12.0%	9.8%	2.2%
Utilities	0.0%	4.4%	-4.4%
Diversified	0.5%	0.0%	0.5%
Cash	6.3%	0.0%	6.3%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those regarding market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2005, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in small companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information For questions or other fund information, call 1-800-661-3550 or visit the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Small-Cap Growth. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

DISCLOSURE OF FUND EXPENSES
(Unaudited)

        As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Small-Cap Growth Fund

	Beginning Account Value at 7/1/05	Ending Account Value at 12/31/05	Expense Paid During Period* 7/1/05 - 12/31/05
Actual Fund Return	$1,000.00	$1,121.70	$4.71
Hypothetical Fund Return	$1,000.00	$1,020.77	$4.48

*
Expenses are equal to the Fund's annualized expense ratio of 0.88% multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2005
(Unaudited)

Industry	Company	Shares	Value
	COMMON STOCKS—93.7%
	Advertising—0.2%
	Ventiv Health Inc*	12,975	$306,469
	Aerospace/Defense—2.1%
	Armor Holdings Inc*	24,800	1,057,720
	Engineered Support Systems Inc	25,350	1,055,574
	Teledyne Technologies Inc*	8,000	232,800
	United Industrial Corp	7,000	289,590

			2,635,684
	Apparel—1.0%
	Guess? Inc*	27,100	964,760
	I.C. Isaacs & Co Inc*	73,000	335,070

			1,299,830
	Banks—1.8%
	Corus Bankshares Inc	17,300	973,471
	First Regional Bancorp*	2,151	145,300
	Old Second Bancorp Inc	7,800	238,446
	PrivateBancorp Inc	24,200	860,794

			2,218,011
	Beverages—2.0%
	Hansen Natural Corp*+	32,800	2,584,968
	Biotechnology—0.8%
	ArQule Inc*	19,050	116,586
	SuperGen Inc*	184,202	930,220

			1,046,806
	Chemicals—1.4%
	CFC International Inc*	39,000	547,599
	Eastman Chemical Co	17,000	877,030
	The Lubrizol Corp	8,000	347,440

			1,772,069
	Coal—2.3%
	CONSOL Energy Inc	25,300	1,649,054
	Foundation Coal Holdings Inc	26,200	995,600
	Peabody Energy Corp	4,000	329,680

			2,974,334
	Commercial Services—5.2%
	Barrett Business Services*	39,200	979,608
	Bright Horizons Family Solutions Inc*	8,800	326,040
	Education Management Corp*	12,300	412,173
	Home Solutions of America Inc*	198,000	887,040

Kendle International Inc*	39,000	$1,003,860
Korn/Ferry International*	37,700	704,613
Labor Ready Inc*	53,100	1,105,542
MPS Group Inc*	83,100	1,135,977

		6,554,853
Computers—3.7%
Ansoft Corp*	19,807	674,428
Cognizant Technology Solutions Corp*	36,440	1,834,754
Electronics for Imaging*	35,500	944,655
PAR Technology Corp*	34,000	943,840
Synplicity Inc*	37,760	313,408

		4,711,085
Cosmetics/ Personal Care—0.2%
Chattem Inc*	6,000	218,340
Distribution/Wholesale—0.1%
Navarre Corp*+	22,100	122,213
Electrical Components & Equipment—1.5%
Graham Corp	41,900	942,750
The Lamson & Sessions Co*	39,400	985,788

		1,928,538
Electronics—3.9%
American Science & Engineering Inc*	17,000	1,060,290
Checkpoint Systems Inc*	26,000	640,900
Itron Inc*	30,200	1,209,208
Molecular Devices Corp*	35,500	1,027,015
Park Electrochemical Corp	40,900	1,062,582

		4,999,995
Environmental Control—0.6%
Clean Harbors Inc*	27,000	777,870
Food—0.4%
Gold Kist Inc*	30,000	448,500
Hand/Machine Tools—0.7%
Baldor Electric Co	36,000	923,400
Healthcare Products—7.5%
Cutera Inc*	46,200	1,217,832
Hologic Inc*	25,000	948,000
Intuitive Surgical Inc*	15,400	1,805,958
IRIS International Inc*	44,300	968,398
LCA-Vision Inc	38,850	1,845,764
SurModics Inc*	18,000	665,820
Techne Corp*	20,100	1,128,615
Vital Images Inc*	36,300	949,245

		9,529,632

Healthcare Services—3.3%
Amedisys Inc*	10,100	$426,624
American Retirement Corp*	51,400	1,291,682
DaVita Inc*	25,785	1,305,752
Psychiatric Solutions Inc*	9,000	528,660
UnitedHealth Group Inc	11,250	699,075

		4,251,793
Holding Companies Diversified—0.5%
Walter Industries Inc	13,300	661,276
Household Products/Wares—0.2%
CNS Inc	14,000	306,740
Internet—5.0%
CNET Networks Inc*	100,400	1,474,876
Cybersource Corp*	127,100	838,860
Earthlink Inc*	65,400	726,594
Homestore Inc*	145,000	739,500
NetFlix Inc*	23,000	622,380
Nutri/System Inc*	24,000	864,480
SonicWall Inc*	104,100	824,472
United Online Inc	22,800	324,216

		6,415,378
Iron/Steel—0.6%
Carpenter Technology Corp	10,900	768,123
Lodging—0.7%
Riviera Holdings Corp*	52,500	860,475
Machinery-Construction & Mining—2.2%
Astec Industries Inc*	20,000	653,200
JLG Industries Inc	25,300	1,155,198
Joy Global Inc	24,000	960,000

		2,768,398
Machinery Diversified—1.8%
Intevac Inc*	62,200	821,040
The Middleby Corp*	17,600	1,522,400

		2,343,440
Metal Fabricate/Hardware—1.0%
Sun Hydraulics Corp	58,000	1,121,140
The Timken Co	4,825	154,497

		1,275,637
Mining—0.9%
Titanium Metals Corp*	18,600	1,176,636

Miscellaneous Manufacturing—1.5%
Ceradyne Inc*	20,000	$876,000
Trinity Industries Inc	22,400	987,168

		1,863,168
Office Furnishing—0.7%
HNI Corp	16,300	895,359
Oil & Gas—9.0%
Berry Petroleum Co	18,000	1,029,600
Cabot Oil & Gas Corp	4,000	180,400
FieldPoint Petroleum Corp*	64,900	447,161
Frontier Oil Corp	24,500	919,485
Goodrich Petroleum Corp*	52,000	1,307,800
Grey Wolf Inc*	74,000	572,020
Helmerich & Payne Inc	24,900	1,541,559
Holly Corp	16,000	941,920
Parker Drilling Co*	90,000	974,700
Southwestern Energy Co*	68,400	2,458,296
Vintage Petroleum Inc	20,000	1,066,600

		11,439,541
Oil & Gas Services—5.1%
Cal Dive International Inc*	25,000	897,250
Dril-Quip Inc*	23,000	1,085,600
Lufkin Industries Inc	18,100	902,647
Mitcham Industries Inc*	53,500	934,645
NATCO Group Inc*	43,400	887,964
RPC Inc	33,880	892,399
Superior Energy Services*	42,800	900,940

		6,501,445
Pharmaceuticals—4.6%
Anika Therapeutics Inc*	78,200	914,158
Kos Pharmaceuticals Inc*	13,500	698,355
Matrixx Initiatives Inc*	87,500	1,833,125
United Therapeutics Corp*	13,100	905,472
Valeant Pharmaceuticals International	29,500	533,360
Viropharma Inc*	50,000	927,500

		5,811,970
Real Estate—0.7%
Consolidated Tomoka Land Co.	12,200	864,980
Retail—6.3%
Chico's FAS Inc*	35,400	1,555,122
Coldwater Creek Inc*	29,300	894,529
MarineMax Inc*	8,250	260,452
MSC Industrial Direct Co	30,200	1,214,644
O'Reilly Automotive Inc*	33,800	1,081,938
The Sportsman's Guide Inc*	60,150	1,434,578

Urban Outfitters Inc*	61,600	$1,559,096

		8,000,359
Semiconductors—5.0%
BTU International Inc*	116,486	1,468,877
Cohu Inc	38,000	869,060
Kopin Corp*	141,396	756,469
Nvidia Corp*	26,200	957,872
Supertex Inc*	29,500	1,305,375
Zoran Corp*	58,000	940,180

		6,297,833
Software—3.4%
BMC Software Inc*	47,600	975,324
Informatica Corp*	70,400	844,800
Quality Systems Inc*	15,900	1,220,484
Transaction Systems Architects Inc*	17,800	512,462
Wind River Systems Inc*	49,000	723,730

		4,276,800
Telecommunications—4.6%
CommScope Inc*	39,300	791,109
Comtech Telecommunications Corp*	9,000	274,860
Hypercom Corp*	134,700	860,733
Lightbridge Inc*	95,355	790,493
NMS Communications Corp*	253,400	884,366
Powerwave Technologies Inc*	69,000	867,330
Ubiquitel Inc*	45,900	453,951
ViaSat Inc*	34,400	919,512

		5,842,354
Textiles—0.1%
Forward Industries Inc*	14,000	124,600
Transportation—1.1%
JB Hunt Transport Services Inc	60,500	1,369,720

TOTAL COMMON STOCKS (Cost $99,543,599)		119,168,622

MONEY MARKET MUTUAL FUNDS—6.9%
First American Treasury Obligations Fund—Class S	8,748,961	8,748,961

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $8,748,961)		8,748,961

TOTAL INVESTMENTS—100.6% (Cost $108,292,560)		$127,917,583
Liabilities in excess of Other Assets—(0.6%)		(708,354)

NET ASSETS—100.0%		$127,209,229

*
Non-income producing security

+
This security or a portion of this security is out on loan at December 31, 2005. Total loaned securities had a market value of $2,344,655 at December 31, 2005.

See Notes to Financial Statements

Small-Cap Value Fund
MANAGER'S COMMENTARY
(Unaudited)

December 31, 2005

Dear Fellow Small-Cap Value Shareholder,

        Our Fund was up 1.85% in the December 2005 quarter, compared to a 0.66% gain for our primary market benchmark, the Russell 2000 Value Index, and a 1.34% return of our peer benchmark, the Lipper Small-Cap Value Index. It was a good but not exceptional quarter.

        For the calendar year, the Fund was up 18.92%, beating the Russell 2000 Value Index by 14.21% and the Lipper Small-Cap Value Index by 11.47%. We beat both benchmarks for the quarter, six-month, one year and life-to-date periods, a "clean sweep," with which I am very pleased.

        The table below presents our performance for the December quarter, six month, 1 year, and annualized performance since inception, followed by a graph of performance since inception.

	Dec. Qtr. 10/1/05 to 12/31/05	6 Months 7/1/05 to 12/31/05	1 Year 1/1/05 to 12/31/05	Life-to-Date 10/31/03 to 12/31/05
Small-Cap Value Fund	1.85%	12.13%	18.92%	18.06%
Russell 2000 Value Index	0.66%	3.78%	4.71%	15.92%
Lipper Small-Cap Value Index	1.34%	6.04%	7.45%	16.90%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

        For the six-month semi-annual period, our Fund was up 12.13%, compared to 3.78% for the Russell 2000 Value Index and 6.04% for the Lipper Small-Cap Value Index. Fourth quarter performance shows evidence of losing the energy boost that we had enjoyed during the third quarter; however, the six-month numbers don't show the effect.

        According to data from Morningstar, Inc., our Fund ranked 2nd of 355 small-cap value funds for the last twelve months. The Fund's numeric rankings are based solely on total return performance. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Small-Cap Value Fund and Indexes from 10/31/03 (inception) to 12/31/05

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Three stocks gained over 50% for the December quarter. Grubb and Ellis was the top-performer out of all eleven Bridgeway mutual funds for the quarter.

        Seven stocks gained more than 30% in the December quarter.

Rank	Description	Industry	% Gain
1	Grubb & Ellis Co	Real Estate	105.1%
2	Titanium Metals Corp	Mining	59.9%
3	Mitcham Industries Inc	Oil & Gas Services	53.3%
4	Supertex Inc	Semiconductors	47.2%
5	AAR Corp	Aerospace/Defense	44.3%
6	Andersons Inc/The	Agriculture	37.4%
7	American Retirement Corp	Healthcare-Services	34.3%
8	Darden Restaurants Inc	Retail	29.1%
9	WESCO International Inc	Distribution/Wholesale	26.2%
10	SonicWALL Inc	Internet	24.7%

        Since 1958, Grubb & Ellis, a commercial real estate company, has provided a wide range of integrated real estate services to owners/investors and tenants. They advise buyers, sellers, landlords, and tenants on the sale, leasing, and valuation of commercial property, along with property management and related services for owners of investment properties. In early December, in a privately negotiated transaction, the company purchased 5.8 million shares of its common stock at $4.00 per share. According to Grubb & Ellis' CEO, "We believe our stock is undervalued by the market, and we are constantly exploring strategic initiatives designed to enhance stockholder value." The street must have agreed. The publicly-traded share price the same day was $7.10; it closed on December 30 at $11.70.

        Titanium reminds me of the 21st century's elixir, the bottle of mysterious brown liquid hawked by slick salesmen to cure, energize or clean everything you could imagine. "Ti" on the periodic chart, it is a light, strong, lustrous, corrosion-resistant (including sea water and chlorine) transition metal with a white-silvery metallic color. It's used in white paint, paper, toothpaste, plastics, cement, joint replacements, tennis rackets, gemstones and air purifiers. Its alloys are used in aircraft, armor plating, naval ships, spacecraft and missiles because of its low density (60% as dense as steel), lightness and strength (as strong as steel and 43% lighter.) Our number two best performer, Titanium Metals Corporation, offers titanium sponge, melted, and mill products for aerospace, industrial, and other applications. Titanium Metals has been a steady performer for the Fund over the last year and a half. As you'll see below, the company is our best performer for the calendar year, up a whopping 424.1%.

        For shareholders who own both Small-Cap Value and Small-Cap Growth Funds, you may notice that three stocks on the list above are also in Small-Cap Growth. How can the same company be classified as both value and growth? At the time of purchase a stock qualifies for only one Fund. However, price changes, and to a lesser degree, changes in fundamental financial characteristics can change the designation from growth to value, especially for stocks on the margin between value and growth. Therefore, over time it is possible to have purchased a stock at different times for more than one of these Funds. Similarly, a stock can grow from small to large and end up in, for instance, both the Small-Cap Value Fund and the Large-Cap Value Fund. Since we don't immediately sell a stock when it moves across one of these "boundaries," it can end up in more than one fund at the same time. Overall, there is currently a 23% "overlap" between these two funds, most near the border of designation.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Except for one stock with an over-50% loss, there wasn't much not to like for the quarter in this Fund.

Rank	Description	Industry	% Loss
1	Forward Industries Inc	Textiles	-62.1%
2	Wilsons The Leather Experts	Retail	-29.4%
3	Dominion Homes Inc	Home Builders	-29.0%
4	Riviera Holdings Corp	Lodging	-26.0%
5	Building Material Holding Corp	Distribution/Wholesale	-25.1%
6	Toll Brothers Inc	Home Builders	-24.6%
7	MDC Holdings Inc	Home Builders	-21.4%
8	Petroquest Energy Inc	Oil & Gas	-20.7%
9	SuperGen Inc	Biotechnology	-19.8%
10	Clayton Williams Energy Inc	Oil & Gas	-19.6%

        Forward Industries, maker of carrying cases for cell phones, laptops and other equipment, is our top worst performer for the quarter. Timing of product shipments, pricing pressures and higher operating costs are a bad combination and caused the Florida-based company's recent price tumble.

        Five of the ten companies listed above are related to the homebuilding and materials business, industries that were hurt by the threat of a slowdown following rising interest rates. These stocks are classified in the Consumer, Cyclical Sector. Although it was our second heaviest weighted sector for the quarter, its losses were not severe, costing us about a percent of return.

Detailed Explanation of Calendar Year Performance—What Worked Well

        The Short Version:    All ten of our top performers for the calendar year rendered above 50% return. Clearly, we benefited from energy holdings during the full twelve-month period.

        Twelve stocks gained more than 50% in the calendar year.

Rank	Description	Industry	% Gain
1	Titanium Metals Corp	Mining	424.1%
2	Holly Corp	Oil & Gas	104.2%
3	Peabody Energy Corp	Coal	103.7%
4	McDermott International Inc	Engineering & Construction	93.1%
5	Mitcham Industries Inc	Oil & Gas Services	87.6%
6	Humana Inc	Healthcare-Services	83.0%
7	Grubb & Ellis Co	Real Estate	82.3%
8	Tesoro Corp	Oil & Gas	64.8%
9	AAR Corp	Aerospace/Defense	59.3%
10	Consol Energy Inc	Coal	58.8%

        As outlined in the quarterly returns, Titanium Metals was the absolute bright spot for the calendar year as well. Even doubling in price, Holly Corp. and Peabody Energy Corp. are in distant second and third places. Holly's five year annualized total return of 80.7% has been reported the best in the oil and gas industry. Headquartered in Dallas, Texas, Holly Corporation is an independent petroleum refiner and marketer producing high value light products such as gasoline, diesel fuel and jet fuel. Forbes magazine has named it as one of America's best managed companies in 2005. "Holly's remarkable growth is a testament to its dedicated employees, disciplined operations and proven business strategy," said Matthew Clifton, Holly's Chief Executive Officer. Peabody Energy is one of the

biggest US coal companies, whose growth has been boosted by record production and high coal and fuel prices.

Detailed Explanation of Calendar Year Performance—What Didn't Work

        The Short Version:    Although a couple of stocks hovered closely, there were no holdings with losses greater than 50% for the calendar year, which helped our stats.

Rank	Description	Industry	% Loss
1	Forward Industries Inc	Textiles	-49.9%
2	AK Steel Holding Corp	Iron/Steel	-46.0%
3	Park-Ohio Holdings Corp	Miscellaneous Manufacturing	-43.9%
4	InterVoice Inc	Computers	-40.4%
5	OM Group Inc	Chemicals	-38.5%
6	Wilsons The Leather Experts	Retail	-36.6%
7	Bluegreen Corp	Entertainment	-36.6%
8	Northwest Airlines Corp	Airlines	-36.2%
9	Sapient Corp	Internet	-34.9%
10	America Service Group Inc	Healthcare-Services	-34.7%

        Our ten stocks "in the red" were spread over ten different industries. The stock price of steelmaker AK Steel Holding Corporation, pressured by offshore producers, had a rickety ride the last three quarters of 2005. Although we sold the last of our holdings in May, its price affected our return for the year.

        There is one fairly unusual statistic I want to share (and for which I am very pleased): only one sector in our Fund was in negative territory for the calendar year, and even though it was down for the year, it beat our S&P Small-cap market bogey for that sector.

Top Ten Holdings

        At quarter end, Industrial comprised our largest sector representation at 25.1% of net assets, followed by Consumer, Cyclical at 18.3% and Consumer, Non-cyclical at 16.7%. Our top ten holdings represented only 17.1% of net assets, which demonstrates the diversification of this Fund. This strategy spreads the risk associated with any one company in an attempt to reduce overall portfolio volatility (and contrasts with some of our more aggressively managed styles which can place some pretty big bets on individual stocks.)

Rank	Description	Industry	Percent of Net Assets
1	Quanta Services Inc	Commercial Services	2.8%
2	Goodyear Tire & Rubber Co	Auto Parts & Equipment	2.6%
3	Intergraph Corp	Computers	2.0%
4	Columbus McKinnon Corp	Machinery-Diversified	1.8%
5	GATX Corp	Trucking & Leasing	1.6%
6	AAR Corp	Aerospace/Defense	1.4%
7	Eastman Chemical Co	Chemicals	1.3%
8	LMI Aerospace Inc	Aerospace/Defense	1.2%
9	Dril-Quip Inc	Oil & Gas Services	1.2%
10	McDermott International Inc	Engineering & Construction	1.2%

Total			17.1%

Industry Sector Representation as of December 31, 2005

Industry	% of Net Assets	% S&P Small-cap	Difference
Basic Materials	5.5%	3.4%	2.1%
Communications	8.6%	3.4%	5.2%
Consumer, Cyclical	18.3%	18.7%	-0.4%
Consumer, Non-cyclical	16.7%	17.6%	-0.9%
Energy	7.7%	7.9%	-0.2%
Financial	9.6%	14.7%	-5.1%
Industrial	25.1%	20.1%	5.0%
Technology	6.7%	9.8%	-3.1%
Utilities	0.7%	4.4%	-3.7%
Diversified	0.3%	0.0%	0.3%
Cash	0.8%	0.0%	0.8%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those regarding market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2005, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this fund carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information For questions or other fund information, call 1-800-661-3550 or visit the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank-you for your continued investment in Small-Cap Value. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

DISCLOSURE OF FUND EXPENSES
(Unaudited)

        As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Small-Cap Value Fund

	Beginning Account Value at 7/1/05	Ending Account Value at 12/31/05	Expense Paid During Period* 7/1/05 - 12/31/05
Actual Fund Return	$1,000.00	$1,121.30	$4.28
Hypothetical Fund Return	$1,000.00	$1,021.17	$4.08

*
Expenses are equal to the Fund's annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2005
(Unaudited)

Industry	Company	Shares	Value
	COMMON STOCKS—99.2%
	Advertising—0.3%
	Ventiv Health Inc*	30,300	$715,686
	Aerospace/Defense—3.9%
	AAR Corp*	129,900	3,111,105
	Armor Holdings Inc*	54,000	2,303,100
	LMI Aerospace Inc*	184,100	2,610,538
	United Industrial Corp	11,000	455,070

			8,479,813
	Airlines—0.7%
	Alaska Air Group Inc*	42,400	1,514,528
	Apparel—1.7%
	Bakers Footwear Group Inc*	75,200	1,156,576
	Oxford Industries Inc	44,600	2,439,620

			3,596,196
	Auto Parts & Equipment—2.7%
	The Goodyear Tire & Rubber Co*	331,900	5,768,422
	Banks—2.2%
	Center Financial Corp	53,100	1,335,996
	City Holding Co	48,000	1,725,600
	Intervest Bancshares Corp*	70,102	1,735,025

			4,796,621
	Beverages—0.2%
	Constellation Brands Inc—Class A*	17,000	445,910
	Biotechnology—1.4%
	Arqule Inc*	387,093	2,369,009
	SuperGen Inc*	147,400	744,370

			3,113,379
	Building Materials—0.9%
	Eagle Materials Inc	7,300	893,228
	Universal Forest Products Inc	20,400	1,127,100

			2,020,328
	Chemicals—2.8%
	Eastman Chemical Co	55,000	2,837,450
	Lubrizol Corp	15,700	681,851
	Lyondell Chemical Co	8,360	199,135
	Schulman A Inc	111,600	2,401,632

			6,120,068

Coal—0.3%
CONSOL Energy Inc	4,000	$260,720
Peabody Energy Corp	5,180	426,936

		687,656
Commercial Services—6.8%
Administaff Inc	54,900	2,308,545
Consolidated Graphics Inc*	14,500	686,430
Kendle International Inc*	58,700	1,510,938
Korn/Ferry International*	78,900	1,474,641
Labor Ready Inc*	36,200	753,684
Quanta Services Inc*	455,100	5,993,667
Rural/Metro Corp*	229,663	2,073,857

		14,801,762
Computers—3.3%
Agilysys Inc	131,400	2,394,108
Covansys Corp*	18,099	246,327
Intergraph Corp*	87,700	4,368,337
Intervoice Inc*	10,800	85,968

		7,094,740
Distribution/Wholesale—3.1%
Brightpoint Inc*	83,500	2,315,455
Building Material Holding Corp	29,700	2,025,837
Navarre Corp*	109,600	606,088
Wesco International Inc*	40,800	1,743,384

		6,690,764
Diversified Financial Services—2.4%
Knight Capital Group Inc*	238,400	2,357,776
Nelnet Inc*	13,000	528,840
Piper Jaffray Cos*	59,200	2,391,680

		5,278,296
Electric—0.1%
OGE Energy Corp	5,400	144,666
Electric Utilities—0.6%
WPS Resources Corp	23,500	1,299,785
Electronics—1.6%
American Science & Engineering Inc*	6,000	374,220
Check Point Systems Inc*	66,500	1,639,225
CTS Corp	9,437	104,373
Park Electrochemical Corp	56,200	1,460,076

		3,577,894

Engineering & Construction—2.7%
EMCOR Group Inc*	34,800	$2,350,044
McDermott International Inc*	56,800	2,533,848
Sterling Construction Co Inc*	53,200	895,356

		5,779,248
Environmental Control—1.1%
Clean Harbors Inc*	81,000	2,333,610
Food—2.0%
Seaboard Corp	1,400	2,115,400
Spartan Stores Inc*	215,300	2,243,426

		4,358,826
Healthcare Services—2.3%
American Retirement Corp*	96,800	2,432,584
Humana Inc*	13,460	731,282
Res-Care Inc*	110,600	1,921,122

		5,084,988
Holding Companies Diversified—0.3%
Walter Industries Inc	14,000	696,080
Home Builders—2.3%
Beazer Homes USA Inc	22,100	1,609,764
Brookfield Homes Corp	5,708	283,859
Hovnanian Enterprises Inc—Class A*	26,820	1,331,345
KB Home	11,080	805,073
MDC Holdings Inc	9,062	561,663
Standard-Pacific Corp	9,200	338,560

		4,930,264
Household Products/Wares—1.7%
Ennis Inc	77,600	1,409,992
Playtex Products*	170,000	2,323,900

		3,733,892
Housewares—0.1%
Toro Co	5,800	253,866
Insurance—4.5%
American Physicians Capital Inc*	16,200	741,798
Argonaut Group Inc*	29,500	966,715
Commerce Group Inc	33,700	1,930,336
Horace Mann Educators Corp	93,300	1,768,968
Ohio Casualty Corp	25,700	727,824
Stewart Information Services Corp	40,400	1,966,268
United Fire & Casualty Co	43,500	1,758,705

		9,860,614

Internet—2.4%
HomeStore Inc*	364,000	$1,856,400
NetFlix Inc*	60,500	1,637,130
SonicWall Inc*	233,100	1,846,152

		5,339,682
Iron/Steel—2.2%
Carpenter Technology Corp	33,900	2,388,933
Reliance Steel and Aluminum Co	38,100	2,328,672

		4,717,605
Lodging—0.5%
Riviera Holdings Corp*	62,900	1,030,931
Machinery Diversified—2.9%
Columbus McKinnon Corp*	174,100	3,826,718
Intermec Inc*	31,400	1,061,320
Stewart & Stevenson Services Inc	72,300	1,527,699

		6,415,737
Metal Fabricate/Hardware—2.4%
AM Castle & Co*	105,600	2,306,304
Commercial Metals Co	54,700	2,053,438
NS Group Inc*	22,500	940,725

		5,300,467
Mining—0.5%
Titanium Metals Corp*	17,000	1,075,420
Miscellaneous Manufacturer—0.5%
Clarcor Inc	38,200	1,134,922
Office Furnishing—0.6%
CompX International Inc	7,300	116,946
Steelcase Inc	70,900	1,122,347

		1,239,293
Oil & Gas—5.0%
Callon Petroleum Co*	15,000	264,750
Giant Industries Inc*	46,100	2,395,356
Holly Corp	16,400	965,468
Penn Virginia Corp	40,700	2,336,180
Petroquest Energy Inc*	93,500	774,180
Swift Energy Co*	45,900	2,068,713
Tesoro Corp	35,700	2,197,335

		11,001,982
Oil & Gas Services—2.3%
Dril-Quip Inc*	54,200	2,558,240
Mitcham Industries*	141,900	2,478,993

		5,037,233

Packaging & Containers—0.3%
Silgan Holdings Inc	19,400	$700,728
Pharmaceuticals—2.3%
Alpharma Inc	81,900	2,334,969
Anika Therapeutics*	101,200	1,183,028
Valeant Pharmaceuticals International	81,100	1,466,288

		4,984,285
Real Estate—0.5%
Grubb & Ellis Co*	92,000	1,104,000
Retail—6.7%
Casey's General Store Inc	90,600	2,246,880
Darden Restaurants Inc	39,000	1,516,320
Denny's Corp*	64,420	259,613
Dillard's Inc	96,300	2,390,166
EZCORP Inc*	132,000	2,016,960
Luby's Inc*	150,700	2,004,310
MarineMax Inc*	23,100	729,267
Men's Wearhouse Inc*	4,800	141,312
Pantry Inc/The*	28,900	1,358,011
Rush Enterprises Inc*	130,000	1,934,400

		14,597,239
Semiconductors—1.8%
Cohu Inc	7,300	166,951
PMC—Sierra Inc*	18,800	144,948
Supertex Inc*	45,804	2,026,827
Zoran Corp*	102,000	1,653,420

		3,992,146
Software—1.6%
CCC Information Services Group*	30,738	805,950
Sybase Inc*	35,400	773,844
Transaction Systems Architects Inc*	45,000	1,295,550
Wind River Systems Inc*	41,400	611,478

		3,486,822
Telecommunications—5.8%
Adaptec Inc*	432,000	2,514,240
Anixter International Inc	18,000	704,160
Dobson Communications Corp*	312,500	2,343,750
EMS Technologies Inc*	119,100	2,108,070
Interdigital Communications Corp*	101,555	1,860,488
Lantronix Inc*	449,300	741,345
SureWest Communications	6,961	183,561
Sycamore Networks Inc*	527,200	2,277,504

		12,733,118
Textiles—0.2%
Forward Industries Inc*	50,600	450,340

Transportation—7.1%
Aleris International Inc*	73,500	$2,369,640
Celadon Group Inc*	71,363	2,055,254
Hub Group Inc*	53,700	1,898,295
Maritrans Inc	60,700	1,579,414
OMI Corp	72,370	1,313,515
Overseas Shipholding Group	30,600	1,541,934
SCS Transportation Inc*	109,900	2,335,375
USA Truck Inc*	84,700	2,467,311

		15,560,738
Trucking & Leasing—1.6%
GATX Corp	95,100	3,431,208

TOTAL COMMON STOCKS (Cost $191,302,897)		216,511,798

MONEY MARKET MUTUAL FUNDS—1.4%
First American Treasury Obligations Fund—Class S	3,057,433	3,057,433

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $3,057,433)		3,057,433

TOTAL INVESTMENTS—100.6% (Cost $194,360,330)		$219,569,231
Liabilities in excess of Other Assets—(0.6%)		1,241,613)

NET ASSETS—100.0%		$218,327,618

*
Non-income producing security

See Notes to Financial Statements

Large-Cap Growth Fund
MANAGER'S COMMENTARY
(Unaudited)

December 31, 2005

Dear Fellow Large-Cap Growth Shareholder,

        Our Fund had a positive return of 2.20% for the December 2005 quarter, compared to a 2.98% return for our primary market benchmark, the Russell 1000 Growth Index, and a 3.63% return of our peer benchmark, the Lipper Large-Cap Growth Index. It was a poor quarter.

        The six-month performance is more in line with my expectations, and I am pleased with the full calendar year returns, 9.33%, compared to 5.26% return for the Russell 1000 Growth Index and 7.58% for the Lipper Large-Cap Growth Index.

        The table below presents our performance for the December quarter, six month, one year and annualized performance since inception, followed by a graph of performance since inception.

	Dec. Qtr. 10/1/05 to 12/31/05	6 Months 7/1/05 to 12/31/05	1 Year 1/1/05 to 12/31/05	Life-to-Date 10/31/03 to 12/31/05
Large-Cap Growth Fund	2.20%	9.73%	9.33%	9.07%
Russell 1000 Growth Index	2.98%	7.11%	5.26%	7.50%
Lipper Large-Cap Growth Index	3.63%	8.97%	7.58%	8.77%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com

        The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        For the six-month semi-annual period, our Fund was up 9.73%, compared to a 7.11% return for the Russell 1000 Growth Index and 8.97% for the Lipper Large-Cap Growth Index. Fourth quarter performance shows evidence of losing the energy sector boost that we had enjoyed during the third quarter.

        According to data from Morningstar, Inc., our Fund ranked 318th of 1639 large-cap growth funds for the last twelve months. The Fund's numeric rankings are based solely on total return performance. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Large-Cap Growth Fund and Indexes from 10/31/03 (inception) to 12/31/05

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Five (very different) stocks were up 20% or more for the December quarter.

Rank	Description	Industry	% Gain
1	Apple Computer Inc	Computers	34.1%
2	Fastenal Co	Distribution/Wholesale	28.3%
3	Adobe Systems Inc	Software	23.8%
4	Monsanto Co	Agriculture	23.6%
5	Jabil Circuit Inc	Electronics	20.0%
6	Whole Foods Market Inc	Food	17.3%
7	Yahoo! Inc	Internet	15.8%
8	Schlumberger Ltd	Oil & Gas Services	15.1%
9	Scientific-Atlanta Inc	Telecommunications	13.1%
10	Franklin Resources Inc	Diversified Finan Serv	12.0%

        Apple's iPod products continue to grow in popularity and to spawn derivative products, which provide diversity for the company beyond its personal computer line. Although the tremendous price appreciation since our first purchase almost a year and a half ago means this stock is not nearly as cheap as it was, our models still like it, and currently, we're holding.

        Second place performer, Fastenal Company, is in the wholesale and retail distribution business of industrial and construction supplies, including threaded fasteners, such as bolts, nuts, screws, studs, washers and other supplies, such as paints, concrete anchors, batteries, sealants, metal framing systems, wire rope, anchors, rivets, and related accessories. Founded in 1967 in Minnesota, it's a company that had a modest beginning and has continued to grow steadily through the years. CEO Robert Kierlin, in his book The Power of Fastenal People, writes: "When we only had about 30 employees in our Winona office and warehouse, all of the men signed up for their week to clean the men's restroom, and all the women signed up for their week to clean the women's restroom. We saved by not hiring out janitorial services and kept egos in check (we also were more careful about keeping the place clean)." The original 30 has grown to 6,392, with 1,700 stores in 50 states. Although we like the story, our models just like the stock.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Our fund had two stocks that lost more than 20% for the December quarter.

Rank	Description	Industry	% Loss
1	Symantec Corp	Internet	-22.8%
2	ACCO Brands Corp	Household Products/Wares	-21.6%
3	Total System Services Inc	Software	-18.0%
4	Questar Corp	Pipelines	-14.1%
5	Dell Inc	Computers	-12.3%
6	Exxon Mobil Corp	Oil & Gas	-11.6%
7	TXU Corp	Electric	-11.1%
8	CH Robinson Worldwide Inc	Transportation	-10.1%
9	Paychex Inc	Commercial Services	-8.3%
10	Autodesk Inc	Software	-7.5%

        Interestingly, five companies from our list of winners were technology related, and four companies from our list of losers were also from the technology area. No consistent trend here.

        Symantec Corporation provides software, appliances, and services to secure and manage information technology infrastructure for individuals and businesses. The Norton Anti-Virus software line is a familiar brand. In early July, Symantec acquired Veritas with high hopes for a great combo company; however, late shipping problems, over-optimistic sales estimates, and some accounting difficulties resulted in a drop of over 19% in early November. If that weren't enough bad news, the CFO announced his retirement on the heels of the resignation of the President just weeks earlier. Naturally, analysts reacted by downgrading the stock. Bad news and negative reactions aside, our models still like the stock, and we're holding.

Detailed Explanation of Calendar Year Performance—What Worked Well

        The Short Version:    Six of the ten best performers returned over 50%, with the other four close behind. The name of the game for our calendar year performance was energy.

Rank	Description	Industry	% Gain
1	Apple Computer Inc	Computers	112.0%
2	EOG Resources Inc	Oil & Gas	103.3%
3	Genentech Inc	Biotechnology	69.9%
4	Nordstrom Inc	Retail	60.1%
5	TXU Corp	Electric Utilities	55.5%
6	Questar Corp	Pipelines	50.4%
7	Phelps Dodge Corp	Mining	45.4%
8	Schlumberger Ltd	Oil & Gas Services	45.1%
9	UnitedHealth Group Inc	Healthcare-Services	41.2%
10	Baker Hughes Inc	Oil & Gas Services	41.2%

        Over a third of our performance for the calendar year can be attributed to energy stocks. Five of our best ten performers were from the energy sector; the other five spanned the spectrum from computers to electric utilities to healthcare, however. Five of these best performers were also "repeaters" from last quarter.

        EOG Resources, Inc. is an independent oil and natural gas company, engaging in the exploration, development, production, and marketing of natural gas and crude oil. We have held it in this Fund for about two years. It was listed in Forbes "400 Best Big Companies" at the end of December. Besides good stock performance, selection criteria for the Forbes honor are these: revenue of at least $1 billion, a share price over $5, publicly traded for more than two years, innovation, efficiency, market leadership, financial measures compared against peers and accounting integrity standards. We're glad to have EOG Resources in our Fund and happy to have it as a Houston neighbor.

        For shareholders who own both Large-Cap Value and Large-Cap Growth Funds, you may notice that two stocks on the list above are also in Large-Cap Value. How can the same company be classified as both value and growth? At the time of purchase a stock qualifies for only one Fund. However, price changes, and to a lesser degree, changes in fundamental financial characteristics can change the designation from growth to value, especially for stocks on the margin between value and growth. Therefore, over time it is possible to have purchased a stock at different times for more than one of these Funds. Similarly, a stock can grow from small to large and end up in, for instance, both the Small-Cap Growth Fund and the Large-Cap Growth Fund. Since we don't immediately sell a stock when it moves across one of these "boundaries," it can end up in more than one fund at the same time. Overall, 18% of the Large-Cap Growth Fund stocks are also owned by Large-Cap Value, most near the border of designation.

Detailed Explanation of Calendar Year Performance—What Didn't Work

        The Short Version:    We had no stocks that lost over 50%, and only two additional ones over 40%. Our overweighting in the Communications Sector, compared to the S&P 500, cost the Fund almost 1.50% in return.

Rank	Description	Industry	% Loss
1	Avaya Inc	Telecommunications	-43.4%
2	Biogen Idec Inc	Biotechnology	-42.6%
3	Symantec Corp	Internet	-32.1%
4	MBNA Corp	Diversified Finan Serv	-31.4%
5	Lexmark International Inc	Computers	-29.1%
6	Dell Inc	Computers	-27.5%
7	Network Appliance Inc	Computers	-26.4%
8	Millennium Pharmaceuticals Inc	Biotechnology	-26.3%
9	Waters Corp	Electrical Comp & Equip	-26.0%
10	eBay Inc	Internet	-25.7%

        Avaya, Inc. provides communication systems, applications, and services in voice and data systems. The company announced March quarter earnings at 7 cents per share, significantly lower than 27 cents a year ago. The market reacted negatively to that announcement, and the price dropped almost 18%. Although we sold the last of our holdings in mid-May, the drop was steep enough to make Avaya our worst performer for the calendar year.

        Drug company, Biogen Idec, is a leader in the development and manufacture of medications for relapsing forms of multiple sclerosis, certain forms of cancer, and moderate-to-severe chronic plaque psoriasis. Then came what is probably a drug company's worst nightmare. In late February there was one confirmed death and one suspected case of a rare, often fatal, disorder among participants in clinical trials of Biogen's Tysabri MS drug. It was pulled from usage, and Biogen stock fell 43% in one day. We sold our holdings in mid March.

Top Ten Holdings

        At quarter end, Consumer, Non-cyclical stocks comprised our largest sector representation at 21.4% of net assets, followed by Communications at 20.3% and Consumer, Cyclicals at 18.6%. Our top ten holdings represented only 28.2% of net assets, which demonstrates the diversification of the fund. This strategy spreads the risk associated with any one company in an attempt to reduce overall portfolio volatility (and contrasts with some of our more aggressively managed styles which can place some pretty big bets on individual stocks.)

Rank	Description	Industry	Percent of Net Assets
1	Nordstrom Inc	Retail	4.0%
2	Genentech Inc	Biotechnology	3.1%
3	Sprint Nextel Corp	Telecommunications	3.0%
4	Schlumberger Ltd	Oil & Gas Services	3.0%
5	UnitedHealth Group Inc	Healthcare-Services	2.8%
6	Home Depot Inc	Retail	2.7%
7	Motorola Inc	Telecommunications	2.5%
8	Qualcomm Inc	Telecommunications	2.5%
9	TXU Corp	Electric	2.4%
10	Texas Instruments Inc	Semiconductors	2.2%

Total			28.2%

Industry Sector Representation as of December 31, 2005

Sector	% of Net Assets	% of S&P 500 Index	Difference
Basic Materials	0.7%	2.9%	-2.2%
Communications	20.2%	10.2%	10.0%
Consumer, Cyclical	18.5%	8.5%	10.0%
Consumer, Non-cyclical	21.3%	21.6%	-0.3%
Energy	14.7%	9.6%	5.1%
Financial	5.3%	21.1%	-15.8%
Industrial	7.0%	11.3%	-4.3%
Technology	9.1%	11.4%	-2.3%
Utilities	2.4%	3.4%	-1.0%
Cash	0.8%	0.0%	0.8%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2005, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information For questions or other fund information, call 1-800-661-3550 or visit the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Large-Cap Growth. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

DISCLOSURE OF FUND EXPENSES
(Unaudited)

        As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Large-Cap Growth Fund

	Beginning Account Value at 7/1/05	Ending Account Value at 12/31/05	Expense Paid During Period* 7/1/05-12/31/05
Actual Fund Return	$1,000.00	$1,097.27	$4.33
Hypothetical Fund Return	$1,000.00	$1,021.07	$4.18

*
Expenses are equal to the Fund's annualized expense ratio of 0.82% multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2005
(Unaudited)

Industry	Company	Shares	Value
	COMMON STOCKS—99.2%
	Advertising—1.1%
	Getty Images Inc*	6,900	$615,963
	Aerospace/Defense—0.3%
	L-3 Communications Holdings Inc	2,000	148,700
	Agriculture—0.5%
	Monsanto Co	3,800	294,614
	Apparel—2.0%
	Coach Inc*	35,320	1,177,569
	Auto Manufacturers—0.4%
	PACCAR Inc	3,000	207,690
	Beverages—1.7%
	Coca-Cola Co	10,500	423,255
	PepsiCo Inc	9,500	561,260

			984,515
	Biotechnology—4.3%
	Amgen Inc*	9,000	709,740
	Genentech Inc*	19,000	1,757,500

			2,467,240
	Coal—1.7%
	CONSOL Energy Inc	5,700	371,526
	Peabody Energy Corp	7,500	618,150

			989,676
	Commercial Services—0.9%
	Paychex Inc	14,000	533,680
	Computers—1.6%
	Apple Computer Inc*	5,000	359,450
	Dell Inc*	3,500	104,965
	NCR Corp*	14,400	488,736

			953,151
	Cosmetic/Personal Care—1.8%
	Procter & Gamble Co	18,232	1,055,268
	Distribution/Wholesale—0.7%
	Fastenal Co	10,000	391,900
	Diversified Financial Services—3.6%
	Ameritrade Holdings Corp*	22,600	542,400
	Chicago Mercantile Exchange	1,000	367,490
	Franklin Resources Inc	12,200	1,146,922

			2,056,812

Electric Utilities—2.4%
TXU Corp	28,000	$1,405,320
Electronics—1.2%
Agilent Technologies*	2,000	66,580
Jabil Circuit Inc*	16,400	608,276

		674,856
Food—1.1%
Whole Foods Market Inc	8,000	619,120
Healthcare—Products—3.1%
C.R. Bard Inc	1,800	118,656
Johnson & Johnson	9,000	540,900
Medtronic Inc	4,400	253,308
Zimmer Holdings Inc*	13,160	887,510

		1,800,374
Healthcare—Services—2.9%
Laboratory Corp of American Holdings*	1,600	86,160
UnitedHealth Group Inc	25,716	1,597,992
WellPoint Health Networks Inc*	60	4,787

		1,688,939
Home Furnishings—2.2%
Harman International Industries Inc	12,740	1,246,609
Household Products/Wares—1.8%
Fortune Brands Inc	13,520	1,054,830
Insurance—1.8%
The Progressive Corp	8,800	1,027,664
Internet—5.1%
eBay Inc*	29,160	1,261,170
Google Inc*	1,600	663,776
Symantec Corp*	42,920	751,100
Yahoo! Inc*	7,220	282,880

		2,958,926
Machinery Diversified—0.2%
Rockwell Automation Inc	2,400	141,984
Media—1.9%
News Corp—Class A	17,544	272,809
Walt Disney Co	33,200	795,804

		1,068,613
Metal Fabricate/ Harware—1.5%
Precision Castparts	17,000	880,770
Mining—0.2%
Phelps Dodge Corp	1,000	143,870

Miscellaneous Manufacturing—2.9%
3M Co	6,232	$482,980
Danaher Corp	14,800	825,544
General Electric Co	11,000	385,550

		1,694,074
Oil & Gas—6.2%
Burlington Resources Inc	5,000	431,000
EOG Resources Inc	10,000	733,700
Exxon Mobil Corp	15,700	881,869
Noble Energy Inc	15,900	640,770
Southwestern Energy Co.*	11,000	395,340
XTO Energy Inc	10,666	468,664

		3,551,343
Oil & Gas Services—6.2%
Baker Hughes Inc	4,600	279,588
BJ Services Co	11,400	418,038
Halliburton Co	12,000	743,520
Schlumberger Ltd	17,700	1,719,555
Weatherford International Ltd.*	11,000	398,200

		3,558,901
Pharmaceuticals—3.6%
Bristol-Myers Squibb Co	44,400	1,020,312
Caremark Rx Inc*	2,000	103,580
Gilead Sciences Inc*	15,020	790,503
Pfizer Inc	7,200	167,904

		2,082,299
Pipelines—0.7%
Questar Corp	5,000	378,500
Retail—13.2%
Best Buy Co Inc	15,645	680,245
Chico's FAS Inc*	9,000	395,370
Home Depot Inc	38,960	1,577,101
Lowe's Companies Inc	10,340	689,264
Nordstrom Inc	62,140	2,324,037
Office Depot Inc.*	20,000	628,000
Staples Inc	25,890	587,962
Tiffany & Co	13,200	505,428
Walgreen Co	5,900	261,134

		7,648,541

Semiconductors—6.3%
Advanced Micro Devices Inc*	17,000	$520,200
Broadcom Corp*	13,400	631,810
Freescale Semiconductor Inc*	7,121	179,236
Intel Corp	17,800	444,288
Nvidia Corp*	16,500	603,240
Texas Instruments Inc	39,590	1,269,651

		3,648,425
Software—1.1%
Adobe Systems Inc	5,400	199,584
Autodesk Inc	7,200	309,240
BMC Software Inc* 6	1,13	23,277
Fiserv Inc*	2,000	86,540
Oracle Corp*	2,000	24,420

		643,061
Telecommunications—12.2%
Cisco Systems Inc*	46,200	790,944
Corning Inc*	37,200	731,352
Harris Corp	12,100	520,421
Juniper Networks Inc*	15,700	350,110
Motorola Inc	64,500	1,457,055
QUALCOMM Inc	33,500	1,443,180
Sprint Nextel Corp	73,743	1,722,636

		7,015,698
Transportation—0.8%
CH Robinson Worldwide	13,000	481,390

TOTAL COMMON STOCKS (Cost $47,044,596)		57,290,885

MONEY MARKET MUTUAL FUNDS—0.6%
First American Treasury Obligations Fund—Class S	332,001	332,001

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $332,001)		332,001

TOTAL INVESTMENTS—99.8% (Cost $47,376,597)		$57,622,886
Other Assets in excess of Liabilities—0.2%		113,912

NET ASSETS—100.0%		$57,736,798

*
Non-income producing security

See Notes to Financial Statements

Large-Cap Value Fund
MANAGER'S COMMENTARY
(Unaudited)

December 31, 2005

Dear Fellow Large-Cap Value Shareholder,

        Our Fund was up 2.29% for the December 2005 quarter, compared to a 1.27% gain for our primary market benchmark, the Russell 1000 Value Index, and a 1.87% return of our peer benchmark, the Lipper Large-Cap Value Index. It was a fairly good quarter.

        It was a better calendar year. The Fund was up 11.62%, beating the Russell 1000 Value Index by 4.57% and the Lipper Large-Cap Value Index by 5.36%. I am pleased with these results.

        The table below presents our performance for the December quarter, six month, 1 year, and annualized performance since inception, followed by a graph of performance since inception.

	Dec. Qtr. 10/1/05 to 12/31/05	6 Months 7/1/05 to 12/31/05	1 Year 1/1/05 to 12/31/05	Life-to-Date 10/31/03 to 12/31/05
Large-Cap Value Fund	2.29%	7.84%	11.62%	16.04%
Russell 1000 Value Index	1.27%	5.20%	7.05%	14.54%
Lipper Large-Cap Value Index	1.87%	5.74%	6.26%	12.01%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Large-Cap Value Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        For the six-month semi-annual period, our Fund was up 7.84%, compared to a 5.20% return for the Russell 1000 Value Index and 5.74% for the Lipper Large-Cap Value Index. Fourth quarter performance shows evidence of losing the energy sector boost that we had enjoyed during the third quarter. However, the full six-month period does not show the effect.

        According to data from Morningstar, Inc., our Fund ranked 57th of 1292 large-cap value funds for the last twelve months. The Fund's numeric rankings are based solely on total return performance. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Large-Cap Value Fund and Indexes from 10/31/03 (inception) to 12/31/05

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    We had one stock with over 30% return in a rather lackluster quarter.

Rank	Description	Industry	% Gain
1	Express Scripts Inc	Pharmaceuticals	34.7%
2	Darden Restaurants Inc	Retail	28.0%
3	E*Trade Financial Corp	Diversified Finan Serv	18.5%
4	JC Penney Co Inc	Retail	18.5%
5	Burlington Northern Santa Fe Corp	Transportation	18.4%
6	JPMorgan Chase & Co	Diversified Finan Serv	17.0%
7	Costco Wholesale Corp	Retail	14.8%
8	Washington Mutual Inc	Savings & Loans	13.2%
9	Golden West Financial Corp	Savings & Loans	11.1%
10	Phelps Dodge Corp	Mining	10.7%

        Our top performer, Express Scripts, manages pharmacy benefits for organizations such as health maintenance organizations, health insurers, third-party administrators, employers, union-sponsored benefit plans, and government health programs. They provide claims processing, mail pharmacy services, specialty prescription fulfillment, and benefit design consultation, drug utilization review, formulary management and disease management. Express Scripts was listed in Forbes "400 Best Big Companies" at the end of December. Besides good stock performance, selection criteria for the Forbes honor are these: revenue of at least $1 billion, a share price over $5, publicly traded for more than two years, innovation, efficiency, market leadership, financial measures compared against peers and accounting integrity standards. Express Scripts has been a steady performer for this Fund for several years.

        Four companies in our winners list are in the Financial Sector, which filled in a bit of the performance gap left by energy stocks for the December quarter. Altogether the sector added a little less than 2% to our return for the quarter.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    I'm not too unhappy when our worst performer is down only 16.8%. In addition, the list of ten generally represents several industries, illustrating the Fund's diversity.

Rank	Description	Industry	% Loss
1	ConocoPhillips	Oil & Gas	-16.8%
2	United States Steel Corp	Iron/Steel	-15.7%
3	Toll Brothers Inc	Home Builders	-15.6%
4	Chevron Corp	Oil & Gas	-12.3%
5	DR Horton Inc	Home Builders	-9.9%
6	Georgia-Pacific Corp	Forest Products & Paper	-9.4%
7	CVS Corp	Retail	-8.9%
8	Fidelity National Financial Inc	Insurance	-8.0%
9	Verizon Communications Inc	Telecommunications	-7.9%
10	RR Donnelley & Sons Co	Commercial Services	-7.8%

        Two of the worst performers, ConocoPhillips and Chevron, have had a rickety ride the past three months. Hurricane Katrina, political influences, consumer demands for energy and foreign agreements (or lack thereof) reflect some short-term bumps. These are a couple of blue chips that our models like; we're holding.

        Toll Brothers and DR Horton both engage in the development, construction, financing and sale of residential homes, including single-family, duplexes and condominiums. Reactions to stories on the deflating of the real estate bubble have caused fluctuations in prices. DR Horton was our second best performer for the fiscal year ending June 30, evidence of the bubble's rise and fall. We sold our holdings in both companies before year end.

Detailed Explanation of Calendar Year Performance—What Worked Well

        The Short Version:    Four stocks gained over 50% for the calendar year, with the other six close behind. For the calendar year, of course, the most dramatic sector play was energy.

Rank	Description	Industry	% Gain
1	Corning Inc	Telecommunications	67.0%
2	Nordstrom Inc	Retail	60.1%
3	Amerada Hess Corp	Oil & Gas	54.0%
4	Aetna Inc	Healthcare-Services	51.2%
5	Valero Energy Corp	Oil & Gas	49.3%
6	Burlington Northern Santa Fe Corp	Transportation	49.2%
7	Express Scripts Inc	Pharmaceuticals	47.6%
8	Office Depot Inc	Retail	46.0%
9	Phelps Dodge Corp	Mining	45.4%
10	Eagle Materials Inc	Building Materials	41.7%

        Almost half of our performance for the calendar year can be attributed to energy stocks. Even though the sector "cooled" somewhat in the fourth quarter, three of our best ten performers for the calendar year were from the energy sector. The other seven spanned the industry spectrum from Retail to Transportation to Building Materials, however. Five of these best performers were also "repeaters" from last quarter.

        Corning Incorporated manufactures an amazing variety of glass-based products from liquid crystal displays (LCDs), which are used in computer monitors and LCD televisions, optical fiber and cable, with all necessary cable components, ceramic technologies and solutions for emissions and pollution control, and laboratory products, which include items like coated slides, culture dishes, flasks, glass beakers. The company has demonstrated steady growth over the last couple of years and had an excellent third quarter report.

        Second place fashion retailer, Nordstrom, was also a best-performer in our fiscal year period ending in June, 2005. Founded in 1901 in Seattle, it has grown to be a world-wide standard in department store products, adding restaurants, coffee bars and spas to its "shopping experience" and full service e-shopping as well. It has been a steady performer for the Fund since our original purchase in December 2004.

        For shareholders who own both Large-Cap Value and Large-Cap Growth Funds, you may notice that two stocks on the list above are also in Large-Cap Growth. How can the same company be classified as both value and growth? At the time of purchase a stock qualifies for only one fund. However, price changes, and to a lesser degree, changes in fundamental financial characteristics, can change the designation from growth to value, especially for stocks on the margin between value and growth. Therefore, over time it is possible to have purchased a stock at different times for more than one of these funds. Similarly, a stock can grow from small to large and end up in, for instance, both the Small-Cap Value Fund and the Large-Cap Value Fund. Since we don't immediately sell a stock when it moves across one of these "boundaries," it can end up in more than one fund at the same time. Overall, 11% of the Large-Cap Value Fund stocks are also owned by Large-Cap Growth, most near the border of designation.

Detailed Explanation of Calendar Year Performance—What Didn't Work

        The Short Version:    Two stocks lost more than 30% for the calendar year.

Rank	Description	Industry	% Loss
1	Ford Motor Co	Auto Manufacturers	-32.8%
2	United States Steel Corp	Iron/Steel	-30.3%
3	Verizon Communications Inc	Telecommunications	-25.7%
4	Freddie Mac	Diversified Finan Serv	-25.5%
5	Advanced Micro Devices Inc	Semiconductors	-23.5%
6	General Motors Corp	Auto Manufacturers	-22.6%
7	Xerox Corp	Office/Business Equip	-21.7%
8	Juniper Networks Inc	Telecommunications	-18.0%
9	Georgia-Pacific Corp	Forest Products & Paper	-17.7%
10	Eaton Corp	Misc Manufacturing	-17.2%

        The US Auto Manufacturing Industry woes continue. Ford heads up our "performance-challenged" list. It remains to be seen whether their restructuring can turn stock prices around. Our models decided not to wait to find out, and we sold the last of our holdings in August.

        In a late October report, a US Steel company representative said, "As previously announced, the company's third quarter 2005 results were impacted by a significant cost increase for natural gas, primarily the result of gas production disruptions following Hurricanes Katrina and Rita, as well as increased costs for steel scrap and other raw material inputs." Although they have no information about hurricanes and industry raw material trends, our models signaled a sell, and we sold shortly thereafter. The next week, the stock price began to rise, and it's closing now over our original purchase price. Clearly, our models don't get it right all the time.

Top Ten Holdings

        At quarter end, Financial comprised our largest sector representation at 31.6% of net assets, followed by Energy at 16.5% and Communications at 10.8%. Our top ten holdings represented only 23.6% of net assets, which demonstrates the diversification of the fund. This strategy spreads the risk associated with any one company in an attempt to reduce overall portfolio volatility (and contrasts with some of our more aggressively managed styles which can place some pretty big bets on individual stocks.)

Rank	Description	Industry	Percent of Net Assets
1	AT&T Inc	Telecommunications	3.4%
2	Aetna Inc	Healthcare-Services	2.5%
3	Chevron Corp	Oil & Gas	2.5%
4	CSX Corp	Transportation	2.3%
5	Berkshire Hathaway Inc	Insurance	2.2%
6	BellSouth Corp	Telecommunications	2.2%
7	Hewlett-Packard Co	Computers	2.2%
8	Lehman Brothers Holdings Inc	Diversified Financial Services	2.2%
9	Phelps Dodge Corp	Mining	2.1%
10	Merrill Lynch & Co Inc	Diversified Financial Services	2.0%

Total			23.6%

Industry Sector Representation as of December 31, 2005

Sector	% of Net Assets	S&P 500 Index	Difference
Basic Materials	2.8%	2.9%	-0.1%
Communications	10.8%	10.2%	0.6%
Consumer, Cyclical	9.9%	8.5%	1.4%
Consumer, Non-cyclical	8.5%	21.6%	-13.1%
Energy	16.5%	9.6%	6.9%
Financial	31.6%	21.1%	10.5%
Industrial	8.0%	11.3%	-3.3%
Technology	4.4%	11.4%	-7.0%
Utility	6.9%	3.4%	3.5%
Cash	0.6%	0.0%	0.6%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2005, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information For questions or other fund information, call 1-800-661-3550 or visit the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Large-Cap Value. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

DISCLOSURE OF FUND EXPENSES
(Unaudited)

        As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Large-Cap Value Fund

	Beginning Account Value at 7/1/05	Ending Account Value at 12/31/05	Expense Paid During Period* 7/1/05-12/31/05
Actual Fund Return	$1,000.00	$1,078.44	$4.35
Hypothetical Fund Return	$1,000.00	$1,021.02	$4.23

*
Expenses are equal to the Fund's annualized expense ratio of 0.83% multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2005 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS—99.4%
	Aerospace/Defense—0.7%
	Goodrich Corp	7,000	$287,700
	Agriculture—1.0%
	Archer Daniels Midland Co	17,000	419,220
	Banks—4.6%
	AmSouth Bancorp	17,100	448,191
	Bank of America Corp	9,008	415,719
	KeyCorp	13,000	428,090
	US Bancorp	21,800	651,602

			1,943,602
	Building Materials—0.0%^
	Eagle Materials Inc	133	16,274
	Chemicals—0.7%
	Eastman Chemical Co	6,000	309,540
	Commercial Services—0.8%
	RR Donnelley & Sons	10,400	355,784
	Computers—3.4%
	Affiliated Computer Services Inc*	2,000	118,360
	Hewlett-Packard Co	31,700	907,571
	NCR Corp*	12,300	417,462

			1,443,393
	Diversified Financial Services—12.4%
	Bear Stearns Companies Inc	4,534	523,813
	Citigroup Inc	13,240	642,537
	E*TRADE Group Inc*	39,600	826,056
	Goldman Sachs Group Inc	4,800	613,008
	JP Morgan Chase & Co	10,850	430,637
	Lehman Brothers Holdings Inc	7,070	906,162
	Merrill Lynch & Company	12,500	846,625
	Morgan Stanley & Co	7,400	419,876

			5,208,714
	Electric—5.5%
	American Electric Power Inc	11,700	433,953
	Duke Energy Corp	26,100	716,445
	Edison International	14,700	641,067
	Southern Co	15,050	519,677

			2,311,142
	Electric Utilities—1.3%
	TXU Corp	11,000	552,090

Electronics—0.2%
Parker Hannifin Corp	1,000	$65,960
Gas—0.1%
Sempra Energy	900	40,356
Hand/Machine Tools—0.8%
Black & Decker Corp	4,000	347,840
Healthcare—Products—0.8%
Zimmer Holdings Inc*	5,000	337,200
Healthcare—Services—3.5%
Aetna Inc	11,300	1,065,702
WellPoint Health Networks Inc*	5,400	430,866

		1,496,568
Home Builders—4.4%
Centex Corp	7,840	560,482
DR Horton Inc	1	34
KB Home	5,500	399,630
Lennar Corp—Class A	8,260	504,025
Pulte Homes Inc	9,420	370,771

		1,834,942
Insurance—13.1%
Allstate Corp	7,000	378,490
AON Corp	12,200	438,590
Berkshire Hathaway Inc—Class B*	310	910,005
Chubb Corp	4,000	390,600
Cigna Corp	6,100	681,370
CNA Financial Corp*	13,000	425,490
Fidelity National	11,000	404,690
Metlife Inc	15,800	774,200
Prudential Financial Inc	11,000	805,090
Safeco Corp	5,264	297,416

		5,505,941
Media—2.0%
Time Warner Inc	26,900	469,136
Walt Disney Co	15,900	381,123

		850,259
Mining—2.1%
Phelps Dodge Corp	6,200	891,994
Miscellaneous Manufacturing—1.8%
Textron Inc	9,700	746,706
Oil & Gas—16.5%
Amerada Hess Corp	4,780	606,200
Anadarko Petroleum Corp	7,300	691,675
Chesapeake Energy Corp	22,000	698,060

ChevronTexaco Corp	18,514	$1,051,040
Conoco Phillips	11,600	674,888
Kerr-McGee Corp	4,191	380,794
Marathon Oil Corp	5,000	304,850
Occidental Petroleum Corp	9,600	766,848
Sunoco Inc	5,200	407,576
Tesoro Corp	11,100	683,205
Valero Energy Corp	13,200	681,120

		6,946,256
Pharmaceuticals—2.3%
Bristol-Myers Squibb Co	400	9,192
Express Scripts Inc*	6,000	502,800
Hospira Inc*	10,400	444,912

		956,904
Retail—5.6%
Costco Wholesale Corp	3,000	148,410
CVS Corp	11,480	303,302
Darden Resturants	8,000	311,040
Federated Department Stores Inc	2,400	159,192
Home Depot Inc/The	15,700	635,536
JC Penny Co Inc	8,600	478,160
Nordstrom Inc	6,000	224,400
Office Depot Inc*	3,000	94,200

		2,354,240
Savings and Loans—1.5%
Golden West Financial Corp	3,200	211,200
Washington Mutual	10,100	439,350

		650,550
Semiconductors—1.0%
National Semiconductor	16,000	415,680
Telecommunications—8.8%
AT&T Corp	58,310	1,428,011
BellSouth Corp	33,500	907,850
Corning Inc*	22,600	444,316
Juniper Networks Inc*	22,775	507,883
Verizon Communications Inc	14,030	422,584

		3,710,644
Transportation—4.5%
Burlington Northern Santa Fe Corp	3,000	212,460
CSX Corp	18,800	954,476
Norfolk Southern Corp	16,250	728,488

		1,895,424

TOTAL COMMON STOCKS (Cost $35,339,387)		41,894,923

MONEY MARKET MUTUAL FUNDS—0.5%
First American Treasury Obligations Fund—Class S	224,751	$224,751

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $224,751)		224,751

TOTAL INVESTMENTS—99.9% (Cost $35,564,138)		$42,119,674
Other Assets in Excess of Liabilities—0.1%		50,989

NET ASSETS—100.0%		$42,170,663

*
Non-income producing security

^
Less than 0.05% of net assets

See Notes to Financial Statements

Blue Chip 35 Index Fund
MANAGER'S COMMENTARY
(Unaudited)

December 31, 2005

Dear Fellow Blue Chip 35 Index Fund Shareholder,

        For the six months ending December 2005, our Fund was up 4.72%, compared with a 5.77% increase of our primary benchmark, the S&P 500 Index, and a 6.79% increase for our peer group, the Lipper Large-Cap Core Funds Index. We essentially matched the return of the Index we seek to track, the Bridgeway Ultra-Large 35 Index (up 4.73%). In an environment that continues to be more favorable to smaller companies, our performance was mixed.

        For the full calendar year our Fund was up 0.05%, compared to 4.91% for the S&P 500 Index and 5.72% for the Lipper Large-Cap Core Funds Index. As detailed below, ultra-large stocks lagged behind most market segments by size in 2005. It has not been an environment favorable to our ultra-large companies for an extended period, specifically, since 1999. On a contrarian basis (as in "each market niche gets its day in the sun"), we believe we are overdue for a period of large-cap company outperformance, an environment which would probably be favorable to our Fund.

        The table below presents our six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. Since inception (see the right-hand column in the table below), we still lead our primary market benchmark, the S&P 500 Index, and our peer benchmark, the Lipper Large-Cap Core Funds Index. We trail our own proprietary index, Bridgeway Ultra-Large 35, by an amount roughly equal to our expense ratio, a result I am pleased with.

	6 Months 7/1/05 to 12/31/05	1 Year 1/1/05 to 12/31/05	5 Year 1/1/01 to 12/31/05	Life-to-Date 7/31/97 to 12/31/05
Blue Chip 35 Index Fund	4.72%	0.05%	0.14%	5.35%
S&P 500 Index	5.77%	4.91%	0.54%	4.83%
Bridgeway Ultra-Large 35 Index	4.73%	0.08%	0.84%	5.47%
Lipper Large-Cap Core Funds	6.79%	5.72%	-0.38%	4.08%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds reflect the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        According to data from Morningstar, Inc., our Fund ranked 1,483rd of 1,851 large blend funds for the last twelve months and 509th of 1,155 such funds for the last five years. The Fund's numeric rankings are based solely on total return performance. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Blue Chip 35 Fund and Indexes from 7/31/97 (inception) to 12/31/05

Performance Summary in a Small Company Dominated Market

        The Short Version:    It's been a small-cap dominated market for at least six years, which is not the environment most favorable to our Fund.

        "First decile" stocks, those the size of the largest 10% on the New York Stock Exchange, significantly underperformed almost every other category of stocks in the six-month, one-year and five-year periods reported below. While a majority of the weighting in the S&P 500 Index is also in this first decile, it also has substantial exposure to the second decile and even some exposure to companies as small as the fourth decile. When small stocks are in favor, our fund is at a relative disadvantage, since ours is more a "pure large cap," "high end of the first decile," fund. This fact has put a significant damper on our performance relative to the S&P 500 and most large-cap mutual funds over the last six-months, year, and even five years.

Company Size According to the CRSP Cap-Based Portfolio Indexes(1)	6 months	1 year	5 years	79 years(2)
1 (ultra-large)	5.2%	3.7%	-1.6%	9.6%
2	8.1%	12.0%	6.8%	11.0%
3	8.6%	12.4%	7.5%	11.4%
4	6.8%	10.6%	9.0%	11.5%
5	9.4%	10.1%	7.9%	11.8%
6	4.2%	3.2%	10.1%	11.9%
7	7.7%	10.5%	11.4%	11.8%
8	9.1%	7.6%	14.9%	11.9%
9	6.4%	2.0%	16.2%	12.1%
10 (ultra-small)	10.5%	5.8%	25.5%	14.1%

(1)
The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

(2)
December 1926 to December 2005.

Informal Long-term Goal

        The Short Version:    Informally, we have a goal of outperforming the S&P 500 Index in each year that large companies outperform small ones and half the years that small ones beat large ones. So far, we've done just about that.

        So far, there has only been one calendar year data point since inception of this Fund when large companies beat small companies. (I'm expecting several more data points in the next five years; we'll see.) In that year (1998), our Fund handily beat the S&P 500, at least partly, if not entirely, due to the advantage of our ultra-large companies in that environment. Our "swimming with the current," was reflected in our performance. What is interesting is that we also seek to outperform the S&P 500 Index in half the years that small companies beat large. This may seem counterintuitive, but it relates to interesting aspects of our contrarian strategy of "roughly equally weighting" the stocks in the Bridgeway Ultra-Large 35 Index. In a "market cap weighted" index, such as the S&P 500 Index, the more an index company goes up in price (and thus, perhaps, the more expensive it becomes) the more heavily weighted it is in the index. Ours is the opposite. The Bridge-way Ultra-Large 35 Index structure is such that the more a company goes up in price; the more we tend to "pull back" from it in weighting. Likewise, the more the stock price goes down, the more we are increasing our weighting (or adding back). As the table below indicates, we have beaten the S&P 500 Index in four of seven years that small company performance has exceeded that of large companies. Overall, this has led to our beating the S&P 500 Index on a cumulative basis since inception. (See the table on page 94.) Of course, past performance is no guarantee of future performance, so it will be interesting to continue to track this feature.

Calendar Year	Large or Small Dominance?	Blue Chip 35 Index Fund	S&P 500 Index	Difference
1998	Large	39.1%	28.5%	10.6%
1999	Small	30.3%	21.0%	9.3%
2000	Small	-15.1%	-9.1%	-6.0%
2001	Small	-9.1%	-11.9%	2.8%
2002	Small	-18.0%	-22.1%	4.1%
2003	Small	28.9%	28.7%	0.2%
2004	Small	4.8%	10.9%	-6.1%
2005	Small	0.1%	4.9%	-4.9%

Calendar Year Performance

        The Short Version:    It was a poor calendar year, relative to both our primary market benchmark and our peer benchmarks.

        At the end of the fiscal year in June, we reported the re-composition of the index and the fund, which we do every few years to keep our focus on the largest "blue chip" U.S. stocks and to do so in a way that pays attention to diversification and risk. We dropped seven companies and added seven. However, since all fourteen contributed to the calendar year return, they are all listed below, with returns for the half year period only. (We own 36 companies rather than 35, in anticipation of a merger between two companies, something that historically has happened every few years.)

Total Return for Blue Chip 35 Index Fund Stocks for the Calendar Year 2005*

Rank	Company	Industry	% Change
1	Google Inc(2)	Internet	39.9%
2	Texas Instruments Inc	Semiconductors	18.9%
3	Genentech Inc(2)	Biotechnology	13.5%
4	JPMorgan Chase & Co(2)	Diversified Financial Services	13.5%
5	PepsiCo Inc	Beverages	10.6%
6	Applied Materials Inc(2)	Semiconductors	9.4%
7	Wachovia Corp(2)	Banks	8.5%
8	Hewlett-Packard Co(1)	Computers	8.5%
9	United Technologies Corp(2)	Aerospace/Defense	8.3%
10	Exxon Mobil Corp	Oil & Gas	8.1%
11	Intel Corp	Semiconductors	5.9%
12	American International Group Inc	Insurance	5.8%

13	Chevron Corp	Oil & Gas	5.8%
14	Merck & Co Inc	Pharmaceuticals	3.7%
15	Procter & Gamble Co	Cosmetics/Personal Care	3.3%
16	Citigroup Inc	Diversified Finan Services	2.3%
17	Berkshire Hathaway Inc	Insurance	2.1%
18	Wells Fargo & Co	Banks	2.0%
19	Eli Lilly & Co	Pharmaceuticals	1.0%
20	Bank of America Corp	Banks	0.1%
21	Microsoft Corp	Software	-0.5%
22	Bristol-Myers Squibb Co(1)	Pharmaceuticals	-1.3%
23	General Electric Co	Miscellaneous Manufacturing	-1.3%
24	AT&T Inc	Telecommunications	-2.4%
25	Home Depot Inc	Retail	-2.4%
26	Coca-Cola Co	Beverages	-2.5%
27	Wal-Mart Stores Inc	Retail	-2.9%
28	3M Co	Miscellaneous Manufacturing	-3.1%
29	ConocoPhillips(2)	Oil & Gas	-3.9%
30	United Parcel Service Inc	Transportation	-4.3%
31	Johnson & Johnson	Healthcare-Products	-4.6%
32	Comcast Corp(1)	Media	-7.1%
33	Oracle Corp	Software	-7.7%
34	Time Warner Inc	Media	-8.1%
35	Cisco Systems Inc	Telecommunications	-8.5%
36	Pfizer Inc	Pharmaceuticals	-9.9%
37	International Business Machines Corp	Computers	-10.0%
38	Fannie Mae(1)	Diversified Financial Services	-10.9%
39	McDonald's Corp(1)	Retail	-12.0%
40	EI Du Pont de Nemours & Co(1)	Chemicals	-12.2%
41	Verizon Communications Inc	Telecommunications	-16.5%
42	Dell Inc	Computers	-19.7%
43	Ford Motor Co(1)	Auto Manufacturers	-23.2%

*
Performance for footnoted companies is for a partial year due to portfolio recomposition.

(1)
Sold during 2005.

(2)
Purchased during 2005.

        The biggest industry shift in the last six months has been in energy stocks, as their recent hot performance has begun to cool. ExxonMobil, number one in the June report, dropped to number ten in December. Number two ChevronTexaco dropped to number thirteen. The Communications and Technology sectors have taken some of that performance leadership, with newcomer Google and Texas Instruments leading the Index.

        Google was added to the Index in July and quickly rose to the number one slot by year end. In competition with a couple of other browser companies, it has introduced "G-mail" for email and instant messaging to add to its Google Talk for its combo "instant messaging"/free web-based calling feature. Google techs are working hard to provide extra features to retain customer loyalty, such as ease of contact lists, program loading and updating and purchase options for e-shoppers. Number two performer, Texas Instruments, has benefited from the increase in demand—up 6.8% over 2004—for microchips for computers, mobile phones and digital music players and other consumer devices.

        On the other end of the performance spectrum, computer makers Dell and IBM have had a challenging calendar year. Dell is working on expanding foreign production, particularly in India, in hopes of filling in the gap from slowing US sales. IBM's results were under expectations early in the calendar year. It continues to struggle against competition and to try to diversify its business units.

Sector Representation as of December 31, 2005

        The Short Version:    Our sector representation does not vary significantly relative to the S&P 500, except, perhaps, that we have more technology.

        The following table presents the percentage of our Fund's stocks by sector of the economy relative to that of our primary market benchmark.

	% of Net Assets	S&P 500 Index	Difference
Basic Materials	0.0%	2.9%	-2.9%
Communications	14.0%	10.2%	3.8%
Consumer, Cyclical	5.8%	8.5%	-2.7%
Consumer, Non-cyclical	21.9%	21.6%	0.3%
Energy	7.6%	9.6%	-2.0%
Financial	20.3%	21.1%	-0.8%
Industrial	11.6%	11.3%	0.3%
Technology	18.6%	11.4%	7.2%
Utilities	0.0%	3.4%	-3.4%
Cash	0.2%	0.0%	0.2%

Total	100.0%	100.0%

Tax Efficiency

        The Short Version:    We just completed our eighth year of not distributing any capital gains. While all index funds tend toward tax efficiency, this one has been so in the extreme.

	1 Year 1/1/05 to 12/31/05	5 Year 1/1/01 to 12/31/05	Life-to-Date 7/31/97 to 12/31/05
Blue Chip 35 Index Fund
Return Before Taxes	0.05%	0.14%	5.35%
Return After Taxes on Distributions	-0.45%	-0.34%	4.92%
Return After Taxes on Distributions and Sale of Fund Shares	-0.17%	-0.17%	4.39%

        I recently came across this commentary online:

          XYZ ETF Company says the distributions result from changes in companies found within the indexes that the ETFs track and from the nature of assets flowing into the funds. Changes in indexes can create capital gains because ETF managers must sell off stocks that are being removed from the index.

        I thought the final comment a bit unusual: distributions were caused by the "nature of the assets flowing into the funds." Hmmm. I thought a dollar was a dollar was a dollar.

        Most index funds track indexes that were created to typify a particular market niche, for instance, large or small U.S. companies. Typically, these are "rebalanced" quarterly or annually. As companies are "jettisoned" from the index that have appreciated over time, the mutual funds tracking them necessarily take capital gains when rebalancing. The index that our Fund tracks, Bridgeway Ultra-Large 35 Index, was specifically created with mutual fund shareholders' needs in mind, however. Our structure is much less likely to create a capital gain, thus seeking to preserve our tax efficiency in the extreme. For example, since our fund tracks the largest of the large companies, a company doesn't leave the Index just because it gets larger. We only rebalance every two, or more likely three years, which also reduces the need for selling appreciated stocks. A divested company (a smaller company created when a large company sells shares of a division on the market as a separate company) is not automatically sold at the first opportunity, but when it is more advantageous to shareholder interests. These are just some of the ways we have been able to avoid making a capital gain distribution, thus saving more of our Fund returns from the tax man.

Contrarian Viewpoint

        The Short Version:    I'm a contrarian at heart. Here's another "take" on a theme in this letter. With small companies having recently outperformed large ones for six or seven years in a row (depending on what measure you use), ultra-large companies appear overdue for a comeback. That would bode well for our Fund.

        In that same vein, the following recent web site posting caught my eye:

          Can anyone point me to any investment guru or writer or anybody who recommends funds that have poor performance? Certainly there are managers out there who have great strategies but haven't had good returns. Why isn't anyone talking about and buying these funds?

        In spite of beating its market benchmark since inception, I would describe this Fund as Bridgeway's "good Fund with poor performance." All other Bridgeway Funds with a three year track record have five stars as rated by Morningstar. This one has just two. However, I don't think that's reflective of its prospects. (Overall ratings are based on 3- and 5-year Morning-star Risk-Adjusted Returns and account for variation in a fund's monthly performance. Past performance is no guarantee of future results.)

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2005, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information For questions or other fund information, call 1-800-661-3550 or visit the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Blue Chip 35 Index. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

DISCLOSURE OF FUND EXPENSES
(Unaudited)

        As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Blue Chip 35 Fund

	Beginning Account Value at 7/1/05	Ending Account Value at 12/31/05	Expense Paid During Period* 7/1/05 - 12/31/05
Actual Fund Return	$1,000.00	$1,047.20	$0.77
Hypothetical Fund Return	$1,000.00	$1,024.45	$0.77

*
Expenses are equal to the Fund's annualized expense ratio of 0.15% multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2005
(Unaudited)

Industry	Company	Shares	Value
	COMMON STOCKS—99.8%
	Aerospace/Defense—2.9%
	United Technologies Corp	24,900	$1,392,159
	Banks—8.3%
	Bank of America Corp	28,328	1,307,337
	Wachovia Corp	26,400	1,395,504
	Wells Fargo & Co	20,660	1,298,068

			4,000,909
	Beverages—5.2%
	Coca-Cola Co/The	27,457	1,106,792
	PepsiCo Inc	23,605	1,394,583

			2,501,375
	Biotechnology—3.0%
	Genentech Inc.*	15,500	1,433,750
	Computers—5.0%
	Dell Inc*	36,344	1,089,957
	International Business Machines Corp	15,942	1,310,432

			2,400,389
	Cosmetics/Personal Care—2.6%
	Procter & Gamble Co	21,636	1,252,292
	Diversified Financial Services—5.9%
	Citigroup Inc	29,314	1,422,608
	JPMorgan Chase & Co	35,900	1,424,871

			2,847,479
	Healthcare—Products—2.7%
	Johnson & Johnson	21,312	1,280,851
	Insurance—6.0%
	American International Group Inc	21,801	1,487,482
	Berkshire Hathaway Inc—Class B*	474	1,391,427

			2,878,909
	Internet—3.8%
	Google Inc*	4,400	1,825,384
	Media—2.6%
	Time Warner Inc	71,830	1,252,715
	Miscellaneous Manufacturing—5.7%
	3M Co	18,053	1,399,108
	General Electric Co	37,438	1,312,202

			2,711,310
	Oil & Gas—7.6%
	ChevronTexaco Corp	22,550	1,280,164
	ConocoPhillips	19,100	1,111,238

Exxon Mobil Corp	21,827	$1,226,023

		3,617,425
Pharmaceuticals—8.4%
Eli Lilly & Co	24,080	1,362,687
Merck & Co Inc	47,746	1,518,799
Pfizer Inc	50,023	1,166,536

		4,048,022
Retail—5.8%
Depot Inc	33,915	1,372,879
Wal-Mart Stores Inc	29,719	1,390,849

		2,763,728
Semiconductors—8.4%
Applied Materials Inc	77,500	1,390,350
Intel Corp	51,933	1,296,248
Texas Instruments Inc	40,980	1,314,229

		4,000,827
Software—5.3%
Microsoft Corp	48,440	1,266,706
Oracle Corp*	103,348	1,261,879

		2,528,585
Telecommunications—7.6%
AT&T Inc	52,975	1,297,358
Cisco Systems Inc*	71,174	1,218,499
Verizon Communications Inc	37,439	1,127,663

		3,643,520
Transportation—3.0%
United Parcel Service Inc	19,203	1,443,105

TOTAL COMMON STOCKS (Cost $43,833,458)		47,822,734

MONEY MARKET MUTUAL FUNDS—0.0%^
First American Treasury Obligations Fund—Class S	17,344	17,344

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $17,344)		17,344

TOTAL INVESTMENTS—99.8% (Cost $43,850,802)		$47,840,078
Other Assets in Excess of Liabilities—0.2%		101,034

NET ASSETS—100.0%		$47,941,112

*
Non-income producing security

^
Less than 0.05% of net assets

See Notes to Financial Statements

Balanced Fund
MANAGER'S COMMENTARY
(Unaudited)

December 31, 2005

Dear Fellow Balanced Fund Shareholder,

        Our Fund was up 0.86% in the December quarter compared to a 0.66% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, a 1.70% return for the Lipper Balanced Fund Index and a 1.21% return for the Balanced Benchmark. Not much to say about this quarter except that it was a poor one on both an absolute and relative basis.

        The six-month performance is more in line with my expectations, and I am quite pleased with the full calendar year returns, 6.96% compared to 1.58% for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, 5.20% for the Lip-per Balanced Fund Index and 2.85% for the Balanced Benchmark.

        The table below presents our December quarter, six month, one year and life-to-date financial results according to the formula required by the SEC.

	Dec. Qtr. 10/1/05 to 12/31/05	6 Months 7/1/05 to 12/31/05	1 Year 1/1/05 to 12/31/05	Life-to-Date 7/1/01 to 12/31/05
Balanced Portfolio	0.86%	3.83%	6.96%	5.61%
Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index	0.66%	0.71%	1.58%	3.22%
Lipper Balanced Fund Index	1.70%	4.68%	5.20%	4.30%
S&P 500 Index	2.09%	5.77%	4.91%	2.16%
Balanced Benchmark	1.21%	2.62%	2.85%	2.80%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The Lipper Balanced Funds is an index of balanced funds compiled by Lipper, Inc. Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market).

        According to data from Lipper, Inc., the Balanced Fund ranked 270th of 650 balanced funds for the calendar year 2005 and 61st of 396 funds since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

        According to data from Morningstar, the Balanced Fund ranked 6th of 563 Conservative Allocation funds for the calendar year 2005 and 35th out of 365 funds for three years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Balanced Fund and Indexes from 6/30/01 (inception) to 12/31/05

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    The energy component that we had been enjoying in the last several quarters is noticeably absent from this list of best-performers. Even so, we had seven companies above 20% return for the quarter.

Rank	Description	Industry	% Gain
1	Apple Computer Inc	Computers	34.1%
2	Circuit City Stores Inc	Retail	31.6%
3	Georgia-Pacific Corp	Forest Products & Paper	27.5%
4	Fluor Corp	Engineering & Construction	26.8%
5	Adobe Systems Inc	Software	23.8%
6	Monsanto Co	Agriculture	23.6%
7	Jabil Circuit Inc	Electronics	20.0%
8	Starbucks Corp	Retail	19.8%
9	National Semiconductor Corp	Semiconductors	18.9%
10	Dillard's Inc	Retail	18.9%

        Apple's iPod products continue to grow in popularity and to spawn derivative products, which provide diversity for the company beyond its personal computers line. Although the tremendous price appreciation since our first purchase over four years ago means this stock is not nearly as cheap as it was, our models still like it.

        Circuit City, reported a 10.8% increase in December sales, following an increase in share price from $16 in September to $22.95 at the end of the year. Although we can align good December gains to sales of flat-panel TVs, digital audio players, video games and other electronics, share price increases have continued into January 2006.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Two companies lost more than 20% for the quarter.

Rank	Description	Industry	% Loss
1	General Motors Corp	Auto Manufacturers	-31.9%
2	American Standard Cos Inc	Building Materials	-22.7%
3	Ford Motor Co	Auto Manufacturers	-19.6%
4	ConocoPhillips	Oil & Gas	-16.8%
5	ADC Telecommunications Inc	Telecommunications	-16.4%
6	Bausch & Lomb Inc	Healthcare-Products	-15.8%
7	American Power Conversion Corp	Electrical Compo & Equip	-15.2%
8	Symantec Corp	Internet	-14.8%
9	American Express Co	Diversified Finan Serv	-14.8%
10	Toll Brothers Inc	Home Builders	-14.8%

        The Auto Manufacturing Industry woes continue this quarter. Both General Motors and Ford appear on our "performance challenged" list. It remains to be seen whether their restructuring can turn stock prices around. American Standard, maker of air conditioning systems, fixtures and fittings for bathrooms and kitchens, and vehicle control systems, revised its third quarter earnings and full-year forecasts in mid-October. The stock price immediately tumbled 17% and has not recovered since. Our models got cold feet, and we sold the last of our holdings shortly afterward.

Detailed Explanation of Calendar Year Performance—What Worked Well

        The Short Version:    Obviously, the name of the game for our calendar year performance was energy. Six of the ten best performers were over 50% in return, with the other four close behind.

Rank	Description	Industry	% Gain
1	Valero Energy Corp	Oil & Gas	115.8%
2	Burlington Resources Inc	Oil & Gas	71.5%
3	Gilead Sciences Inc	Pharmaceuticals	56.7%
4	Amerada Hess Corp	Oil & Gas	54.0%
5	Nordstrom Inc	Retail	51.7%
6	Aetna Inc	Healthcare-Services	51.2%
7	Freeport-McMoRan Copper & Gold Inc	Mining	49.2%
8	EOG Resources Inc	Oil & Gas	47.7%
9	Anadarko Petroleum Corp	Oil & Gas	46.2%
10	Circuit City Stores Inc	Retail	43.7%

        Six out of ten companies on our winners list are in the Energy Sector. In explaining why that is significant, I want to tell you a little about the management of your Fund. In line with our Balanced Fund objective, 45% of the equity holdings in the portfolio are indexed, which keeps us in line with the market (S&P 500) in general, and our sector weightings will also be aligned with the market, within a small percentage over time. A minimum of 25% of assets is invested in fixed income securities. The remaining 30% is actively managed using our stock picking models. We try to keep about 15% of those selections in growth companies and about 15% in value. It's in these two baskets that we employ our put-writing strategy. It's also an area in which I believe some of our competitive advantage exists. The energy holdings in our Fund for this calendar year are a good illustration. We had almost the same weighting in Energy as the S&P 500; however, our stocks performed twice as well, adding significantly to our return for the year because of our careful selection. Of course, I cannot promise results like this with every sector every year; we just concentrate on picking one good stock at a time.

Detailed Explanation of Calendar Year Performance—What Didn't Work

        The Short Version:    One stock was down over 50% for the calendar year.

Rank	Description	Industry	% Loss
1	Winn-Dixie Stores Inc	Food	-84.9%
2	AK Steel Holding Corp	Iron/Steel	-47.9%
3	Avaya Inc	Telecommunications	-47.1%
4	Avon Products Inc	Cosmetics/Personal Care	-30.4%
5	QLogic Corp	Semiconductors	-28.3%
6	Toll Brothers Inc	Home Builders	-27.7%
7	Waters Corp	Electrical Compo & Equip	-26.0%
8	MBNA Corp	Diversified Finan Serv	-25.8%
9	Power-One Inc	Electrical Compo & Equip	-21.8%
10	Ford Motor Co	Auto Manufacturers	-21.8%

        Of the ten worst-performers for the year, all ten are in different industries, which illustrates both the diversity of the portfolio and that there was no particular sector influence. Winn-Dixie's dramatic price drop in February and subsequent delisting after filing Chapter 11 rendered it our worst performer for the year, even though we sold it in late February.

        The stock price of steelmaker AK Steel Holding Corporation, pressured by offshore producers and rising energy costs, had a rickety ride in 2005. We sold our holdings in late May. Avaya, Inc. provides communication systems, applications, and services in voice and data systems. The company announced March quarter earnings at 7 cents per share, significantly lower than 27 cents a year ago. The market reacted negatively to that announcement, and the price dropped almost 18%. We completed our exit in mid-May.

Top Ten Holdings

        Here are the top ten holdings at the end of December. Please note that the option positions included here are short puts. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock. We are obligated to buy the underlying stock at a specific strike price for a specific period of time.

Rank	Description	Industry	% of Net Assets
1	Goodyear Tire & Rubber Co/The, incl. Feb $17.5, Jan $15 & Jan $17.5	Auto Parts & Equipment	2.1%
2	Bristol-Myers Squibb Co, inl. June $22.5	Pharmaceuticals	2.0%
3	McDermott Int, incl. Jan $35 & Jan $40	Engineering & Construction	2.0%
4	Express Scripts Inc, incl. Feb $80 & Jan $80	Pharmaceuticals	1.7%
5	Merck & Co Inc, incl. Apr $27.5, Feb $32.5 & Jan $30	Pharmaceuticals	1.6%
6	BellSouth Corp, incl. Jan $25	Telecommunications	1.5%
7	Washington Mutual Inc, incl. Jan $40	Savings & Loans	1.5%
8	BMC Software Inc, incl. Feb $20 & Jan $20	Software	1.4%
9	Apple Computer Inc, incl. Jan $60	Computers	1.4%
10	ConocoPhillips, incl. Feb $55 & Jan $60	Oil & Gas	1.2%

Total			16.4%

Industry Sector Representation as of December 31, 2005

Common Stock	56.5%
Basic Materials	1.9%
Communications	5.5%
Consumer, Cyclical	7.0%
Consumer, Non- Cyclical	12.4%
Energy	5.5%
Financial	9.6%
Industrial	6.9%
Technology	6.5%
Utilities	1.2%
U. S. Government Obligations	35.8%
Corporate Notes	2.2%
Covered Call Options Written	-0.4%
Put Options Written	-0.3%
Money Market Funds	9.2%
Other Assets In Excess of Liabilities	-3.0%

Total	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2005, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information For questions or other fund information, call 1-800-661-3550 or visit the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        In closing, we would like to thank you for your continued investment in Balanced Fund. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

Richard P. Cancelmo, Jr.

DISCLOSURE OF FUND EXPENSES
(Unaudited)

        As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are also no redemption fees or exchange fees. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Balanced Fund

	Beginning Account Value at 7/1/05	Ending Account Value at 12/31/05	Expense Paid During Period* 7/1/05-12/31/05
Actual Fund Return	$1,000.00	$1,038.30	$4.77
Hypothetical Fund Return	$1,000.00	$1,020.52	$4.74

*
Expenses are equal to the Fund's annualized expense ratio of 0.93% multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

Balanced Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2005
(Unaudited)

Industry	Company	Shares	Value
	COMMON STOCKS—56.5%
	Aerospace/Defenese—0.9%
	General Dynamics Corp	700	$79,835
	Goodrich Corp	1,800	73,980
	Lockheed Martin Corp	2,470	157,166
	Northrop Grumman Corp	1,200	72,132
	Rockwell Collins Inc	1,000	46,470
	United Technologies Corp	1,740	97,283

			526,866
	Agriculture—1.3%
	Archers-Daniels-Midland Co	18,600	458,676
	Monsanto Co	3,900	302,367

			761,043
	Airlines—0.1%
	Southwest Airlines Co	2,400	39,432
	Apparel—0.2%
	Coach Inc*	2,700	90,018
	Auto Manufacturers—0.9%
	Ford Motor Co	22,800	176,016
	General Motors Corp	12,000	233,040
	Paccar Inc	1,300	89,999

			499,055
	Auto Parts & Equipment—0.7%
	Goodyear Tire & Rubber Co*	22,400	389,312
	Johnson Controls Inc	480	34,997

			424,309
	Banks—3.7%
	AmSouth Bancorp	5,840	153,066
	Bank of America Corp	3,400	156,910
	Bank of New York Co	6,500	207,025
	Comerica Inc	3,400	192,984
	KeyCorp	4,600	151,478
	State Street Corp	2,000	110,880
	SunTrust Bank Inc	2,500	181,900
	Synovus Financial Corp	5,500	148,555
	US Bancorp	14,800	442,372
	Wachovia Corp	2,457	129,877
	Wells Fargo & Co	2,900	182,207
	Zions Bancorporation	1,700	128,452

			2,185,706

Beverages—1.0%
Brown-Forman Corp	2,500	$173,300
Coca-Cola Co	4,100	165,271
Coca-Cola Enterprise	7,800	149,526
PepsiCo Inc	2,100	124,068

		612,165
Biotechnology—0.6%
Amgen Inc*	2,500	197,150
Genzyme Corp*	2,400	169,872

		367,022
Building Materials—0.1%
Vulcan Materials Co	1,200	81,300
Chemicals—0.6%
Ecolab Inc	2,400	87,048
Sherwin-Williams Co	3,500	158,970
Sigma-Aldrich Corp	1,900	120,251

		366,269
Coal—0.6%
Peabody Energy Corp	4,000	329,680
Commercial Services—1.2%
Equifax Inc	2,600	98,852
Moody's Corp	1,600	98,272
Quanta Services Inc*	30,000	395,100
Robert Half International	1,300	49,257
RR Donnelley & Sons	2,200	75,262

		716,743
Computers—2.0%
Affiliated Computer Services Inc*	2,500	147,950
Apple Computer Inc*	5,200	373,828
EMC Corp*	14,200	193,404
Hewlett-Packard Co	4,700	134,561
International Business Machines	1,800	147,960
NCR Corp*	4,400	149,336

		1,147,039
Cosmetics/Personal Care—1.2%
Alberto-Culver Co	3,000	137,250
Colgate-Palmolive Co	4,400	241,340
Kimberly-Clark Corp	1,100	65,615
Procter & Gamble Co	4,000	231,520

		675,725
Distribution/Wholesale—0.4%
Building Materials Holding Corp	2,500	170,525
WW Grainger Inc	500	35,550

		206,075

Diversified Financial Services—4.1%
Ameriprise Financial	480	$19,680
Bear Stearns Cos Inc	1,400	161,742
Charles Schwab Corp	11,800	173,106
CIT Group Inc	3,500	181,230
Citigroup Inc	2,800	135,884
Countrywide Financial Corp	2,000	68,380
E*Trade Financial Corp*	11,400	237,804
Franklin Resources Inc	2,000	188,020
Goldman Sachs Group Inc	1,700	217,107
Janus Capital Group	3,300	61,479
JP Morgan Chase & Co	4,000	158,760
Lehman Brothers Holdings Inc	2,200	281,974
Merrill Lynch & Co Inc	2,500	169,325
Morgan Stanley & Co Inc	1,800	102,132
SLM Corp	810	44,623
T Rowe Price Group Inc	2,500	180,075

		2,381,321
Electric—1.5%
Allegheny Energy Inc*	2,800	88,620
Ameren Corp	600	30,744
American Electric Power Co Inc	2,435	90,314
Dominion Resources Inc	760	58,672
Duke Energy Corp	3,000	82,350
Edison International	2,300	100,303
Exelon Corp	1,900	100,966
TECO Energy Inc	5,600	96,208
TXU Corp	4,200	210,798

		858,975
Electrical Components & Equipment—0.2%
Emerson Electric Co	1,800	134,460
Electronics—1.2%
Itron Inc*	10,000	400,400
Jabil Circuit Inc*	2,300	85,307
Parker Hannifin Corp	2,400	158,304
Thermo Electron Corp*	2,300	69,299

		713,310
Engineering & Construction—0.1%
Fluor Corp	800	61,808
Environmental Control—0.1%
Allied Waste Industries Inc*	5,200	45,448
Food—1.0%
Albertson's Inc	12,500	266,875
Campbell Soup Co	3,200	95,264
Hershey Co/The	1,300	71,825
Kellogg Co	3,900	168,558

		602,522

Forest Products & Paper—0.2%
Lousiana-Pacific Co	3,300	$90,651
Gas—0.1%
Sempra Energy	1,600	71,744
Hand/Machine Tools—0.1%
Black & Decker Corp	400	34,784
Healthcare—Products—1.6%
Bausch & Lomb Inc	1,500	101,850
Becton Dickinson & Co	2,420	145,394
CR Bard Inc	2,300	151,616
Johnson & Johnson	2,100	126,210
St Jude Medical Inc*	3,280	164,656
Stryker Corp	2,660	118,184
Zimmer Holdings Inc*	1,700	114,648

		922,558
Healthcare—Services—1.0%
Aetna Inc	1,200	113,172
Coventry Health Care Inc*	1,800	102,528
Health Management Associates Inc	1,500	32,940
Quest Diagnostics Inc	2,200	113,256
United Health Group Inc	2,000	124,280
WellPoint Inc*	1,300	103,727

		589,903
Home Builders—0.2%
Centex Corp	400	28,596
KB Home	1,200	87,192

		115,788
Home Furnishings—0.3%
Leggett & Platt Inc	7,600	174,496
Household Products/Wares—0.1%
Clorox Co	830	47,219
Insurance—2.4%
ACE Ltd	1,400	74,816
Aflac Inc	800	37,136
Allstate Corp	1,000	54,070
AON Corp	5,000	179,750
Chubb Corp	1,600	156,240
Cigna Corp	1,400	156,380
Genworth Financial	2,600	89,908
Metlife Inc	3,100	151,900
Principal Financial Group Inc	2,700	128,061
Progressive Corp	1,380	161,156
Prudential Financial	1,200	87,828
Safeco Corp	2,720	153,680

		1,430,925

Internet—0.8%
Amazon.com Inc*	2,600	$122,590
eBay Inc*	2,800	121,100
Symantec Corp*	7,400	129,500
Yahoo! Inc*	3,100	121,458

		494,648
Iron/Steel—0.0%^
United States Steel Corp	500	24,035
Leisure Time—0.2%
Brunswick Corp	1,670	67,902
Carnival Corp	1,400	74,858

		142,760
Lodging—0.1%
Marriott International Inc	1,300	87,061
Machinery—Construction & Mining—0.2%
Caterpiller Inc	1,700	98,209
Machinery—Diversified—0.1%
Cummins Inc	600	53,838
Deere & Co	300	20,433

		74,271
Media—1.3%
Comcast Corp*	4,700	122,012
McGraw-Hill Cos Inc	4,000	206,520
Meredith Corp	2,900	151,786
News Corp Class A	2,000	31,100
Time Warner Inc	6,700	116,848
Viacom Inc*	3,300	107,580

		735,846
Mining—0.3%
Freeport-McMoRan Copper & Gold Inc	3,000	161,400
Miscellaneous Manufacturing—1.9%
Cooper Industries Ltd	2,600	189,800
Danaher Corp	3,400	189,652
Eaton Corp	2,200	147,598
Honeywell International Inc	5,300	197,425
Ingersoll-Rand Co	5,800	234,146
Textron Inc	2,200	169,356

		1,127,977
Office/Business Equipment—0.1%
Xerox Corp*	4,800	70,320

Oil & Gas—4.1%
Amerada Hess Corp	1,020	$129,356
Anadarko Petroleum Corp	1,400	132,650
Apache Corp	1,700	116,484
Burlington Resources Inc	2,200	189,640
Chesapeake Energy Co	10,000	317,300
Chevron Corp	878	49,844
ConocoPhillips	2,400	139,632
EOG Resources Inc	2,400	176,088
Marathon Oil Corp	2,200	134,134
Nabors Industries Ltd*	3,400	257,550
Occidental Petroleum Corp	2,100	167,748
Rowan Cos Inc	5,500	196,020
Sunoco Inc	2,400	188,112
Valero Energy Corp	3,600	185,760

		2,380,318
Oil & Gas Services—0.6%
Baker Hughes Inc	1,800	109,404
Halliburton Co	2,350	145,606
Schlumberger Ltd	1,100	106,865

		361,875
Pharmaceuticals—4.5%
Abbott Laboratories	3,200	126,176
Allergan Inc	1,400	151,144
Bristol-Myers Squibb Co	50,900	1,169,682
Cardinal Health Inc	1,200	82,500
Caremark RX Inc*	3,800	196,802
Express Scripts Inc*	1,600	134,080
Gilead Sciences Inc*	4,900	257,887
Hospira Inc*	6,900	295,182
Medco Health Solutions Inc*	3,500	195,300
Pfizer Inc	1,500	34,980

		2,643,733
Pipelines—0.1%
El Paso Corp	5,000	60,800

Retail—2.5%
AutoNation Inc*	1,000	$21,730
AutoZone Inc*	1,000	91,750
Bed Bath & Beyond Inc*	2,920	105,558
Circuit City Stores Inc	2,900	65,511
Costco Wholesale Corp	1,000	49,470
CVS Corp	3,500	92,470
Dillard's Inc	2,000	49,640
Federated Department Stores Inc	400	26,532
J.C. Penney Co Inc	2,000	111,200
Lowe's Cos Inc	940	62,660
Nordstrom Inc	5,000	187,000
Office Depot Inc*	4,300	135,020
Sears Holding Corp*	900	103,977
Staples Inc	3,950	89,705
Starbucks Corp*	3,000	90,030
Walgreen Co	2,500	110,650
Wal-Mart Stores Inc	2,000	93,600

		1,486,503
Savings & Loans—1.1%
Golden West Financial Corp	1,934	127,644
Washington Mutual Inc	12,443	541,271

		668,915
Semiconductors—1.4%
Altera Corp*	2,200	40,766
Applied Materials Inc	4,400	78,936
Freescale Semiconductors Inc*	3,776	95,042
Linear Technology Co	2,800	100,996
National Semiconductors	1,800	46,764
Nvidia Corp*	7,200	263,232
Texas Instruments Inc	5,570	178,630

		804,366
Software—1.7%
Adobe Systems Inc	5,000	184,800
Autodesk Inc	6,000	257,700
Automatic Data Processing Inc	1,600	73,424
BMC Software Inc*	3,920	80,321
Citrix Systems Inc*	4,300	123,754
Compuware Corp*	11,000	98,670
First Data Corp	2,300	98,923
Novell Inc*	5,400	47,682
Oracle Corp*	1,560	19,048

		984,322

Telecommunications—4.2%
ALLTEL Corp	1,900	$119,890
AT&T Corp	10,100	247,349
BellSouth Corp	22,700	615,170
Cisco Systems Inc*	6,300	107,856
Citizens Communications Co	4,800	58,704
Comverse Technology Inc*	7,900	210,061
Corning Inc*	11,200	220,192
Motorola Inc	5,300	119,727
QUALCOMM Inc	1,700	73,236
Scientific-Atlanta Inc	2,100	90,447
Sprint Corp-FON Group	3,800	88,768
Tellabs Inc*	12,400	135,160
Verizon Communications Inc	12,500	376,500

		2,463,060
Toys, Games & Hobbies—0.1%
Hasbro Inc	2,500	50,450
Transportation—0.8%
Burlington Northern Sante Fe Corp	1,100	77,902
CSX Corp	2,700	137,079
FedEx Corp	1,300	134,407
Norfolk Southern Corp	2,700	121,041

		470,429
Trucking/Leasing—0.7%
GATX Corp	10,500	378,840

TOTAL COMMON STOCKS (Cost $28,763,917)		33,074,497

Due Date	Discount Rate or Coupon Rate		Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS—35.8%
U.S. Treasury Bills—23.5%
01/05/06	3.53	%**	$2,000,000	$1,999,021
01/12/06	3.67	%**	1,000,000	998,776
01/19/06	3.42	%**	900,000	898,375
03/09/06	3.57	%**	2,000,000	1,986,513
04/06/06	3.87	%**	2,000,000	1,979,360
04/13/06	3.97	%**	1,000,000	988,636
05/25/06	4.16	%**	2,000,000	1,967,826
06/08/06	4.19	%**	2,000,000	1,964,356
06/22/06	4.22	%**	1,000,000	979,721

				13,762,584

U.S. Treasury Notes—12.3%
01/31/06	1.88%	300,000	$299,531
04/30/06	2.25%	500,000	496,739
05/15/06	2.00%	200,000	198,312
05/31/06	2.50%	300,000	297,797
11/15/06	3.50%	200,000	198,430
03/31/07	3.75%	300,000	297,445
07/31/07	3.88%	500,000	495,937
08/15/07	2.75%	300,000	292,242
11/15/07	3.00%	200,000	195,016
02/15/08	3.38%	300,000	293,824
10/15/08	3.13%	200,000	193,461
11/15/08	3.38%	200,000	194,633
04/15/09	3.13%	300,000	288,609
06/15/09	4.00%	300,000	296,356
08/15/09	3.50%	200,000	194,180
10/15/09	3.38%	300,000	289,699
11/15/09	3.50%	200,000	193,836
02/15/10	3.50%	300,000	290,180
04/15/10	4.00%	300,000	295,641
06/15/10	3.63%	500,000	485,254
07/15/10	3.88%	500,000	490,039
10/15/10	4.25%	500,000	497,383
11/15/13	4.25%	200,000	198,094
02/15/15	4.00%	200,000	193,906

			7,166,544

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $21,044,581)			20,929,128

CORPORATE NOTES—2.2%
Leucadia National Corp Senior Notes 7.75%, 08/15/13*	1,000,000	1,055,000
Sea Containers Ltd, Class A, Series B 7.88%, 02/15/08	276,000	264,615

TOTAL CORPORATE NOTES (Cost $1,315,863)		1,319,615

PURCHASED CALL OPTIONS—LONG—0.1%
	Number of Contracts
SBC Communications expiring Jan 07 at $25.00	30,000	39,750

TOTAL PURCHASED CALL OPTIONS (Cost $41,080)		39,750

MONEY MARKET MUTUAL FUNDS—9.2%
	Shares
First American Treasury Obligations Fund—Class S	5,400,234	5,400,234

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $5,400,234)		5,400,234

TOTAL INVESTMENTS—103.8% (Cost $56,565,675)		$60,763,224
Liabilities in excess of Other Assets—(3.8%)		(2,246,002)

NET ASSETS—100.0%		$58,517,222

*
Non-income producing security

**
Rate disclosed represents discount rate.

^
Less than 0.05% of net assets

See Notes to Financial Statements

Balanced Fund
SCHEDULE OF OPTIONS WRITTEN
As of December 31, 2005 (Unaudited)

Company	Number of Contracts	Value
COVERED CALL OPTIONS WRITTEN
Abbott Laboratories expiring Jan 06 at $45.00	1,000	$(50)
ACE Ltd expiring Jan 06 at $50.00	700	(2,590)
Adobe Systems Inc expiring Jan 06 at $35.00	1,500	(3,487)
Aetna Inc expiring Jan 06 at $100.00	500	(125)
Affiliated Computer Services Inc expiring Jan 06 at $60.00	1,000	(1,650)
Albertson's Inc expiring Jan 06 at $25.00	2,500	(63)
Allstate Corp expring Jan 06 at $60.00	1,000	(25)
Amgen Inc expiring Jan 06 at $90.00	700	(18)
AON Corp expiring Jan 06 at $37.50	2,000	(600)
Apple Computer Inc expiring Apr 06 at $80.00	3,000	(12,000)
Applied Materials Inc expiring Apr 06 at $20.00	1,500	(562)
Archer-Daniels-Midland Co expiring Mar 06 at $25.00	2,500	(2,812)
AT&T Inc expiring Jan 06 at $25.00	5,000	(375)
Autodesk Inc expiring Jan 06 at $50.00	3,000	(75)
Autonation Inc expiring Jan 06 at $22.50	1,000	(125)
Bausch & Lomb Inc expiring Jan 06 at $90.00	700	(18)
Bed Bath & Beyond Inc expiring Jan 06 at $45.00	800	(20)
BellSouth Corp expiring Apr 06 at $27.50	15,000	(12,750)
Bristol-Myers Squibb Co expiring Jan 06 at $22.50	5,000	(2,750)
expiring Feb 06 at $22.50	10,000	(8,500)
Brunswick Corp expiring Mar 06 at $45.00	1,000	(700)
Building Materials Holding Corp expiring Jan 06 at $80.00	2,500	(625)

Burlington Northern expiring Jan 06 at $70.00	500	$(950)
Burlington Resources Inc expiring Jan 06 at $85.00	2,200	(3,960)
Cardinal Health Inc expiring Jan 06 at $70.00	500	(275)
Caremark RX Inc expiring Jan 06 at $55.00	1,200	(120)
Chesapeake Energy expiring Jan 06 at $30.00	10,000	(22,500)
CIT Group Inc expiring Jan 06 at $50.00	1,500	(3,525)
Coach Inc expiring Feb 06 at $40.00	800	(100)
Comerica Inc expiring Jan 06 at $60.00	1,200	(120)
Comverse Technology expiring Apr 06 at $30.00	2,000	(1,200)
Corning Inc expiring Jan 06 at $22.50	5,000	(375)
Countrywide Financial Corp expiring Jan 06 at $37.50	2,000	(200)
CSX Corp expiring Jan 06 at $50.00	500	(700)
Circuit City Stores expring Jan 06 at $22.50	800	(600)
Citrix Systems Inc expiring Mar 06 at $30.00	1,500	(1,800)
CVS Corp expiring Feb 06 at $30.00	1,200	(180)
eBay Inc expiring Jan 06 at $50.00	500	(88)
Ecolab Inc expiring Apr 06 at $35.00	500	(1,212)
EMC Corp expiring Apr 06 at $15.00	3,000	(1,125)
EOG Resources expiring Jan 06 at $85.00	1,000	(175)
E*Trade Financial expiring Apr 06 at $22.50	3,000	(3,150)
First Data Corp expiring Feb 06 at $45.00	800	(660)
Freeport-McMoran Copper & Gold Inc expiring Jan 06 at $55.00	2,000	(2,200)
Freescale Semiconductor Inc expiring Mar 06 at $30.00	2,000	(800)
GATX Corp expiring Jan 06 at $35.00	10,500	(16,800)
General Motors Corp expiring Jan 06 at $25.00	12,000	(900)

Gilead Sciences Inc expiring Jan 06 at $60.00	1,500	$(225)
Goodyear Tire & Rubber Co expiring Jan 06 at $17.50	10,000	(5,000)
expiring Feb 06 at $17.50	10,000	(8,250)
expiring Apr 06 at $17.50	1,200	(1,710)
Halliburton Co expiring Apr 06 at $70.00	1,300	(2,697)
Health Management Association expiring Feb 06 at $25.00	1,500	(113)
Honeywell International Inc expiring Jan 06 at $37.50	2,000	(1,200)
Hospira Inc expiring Feb 06 at $45.00	2,000	(1,650)
ITRON expiring Jan 06 at $50.00	10,000	(1,250)
Jabil Circuit Inc expiring Jan 06 at $32.50	800	(3,760)
JPMorgan Chase & Co expiring Jan 06 at $37.50	4,000	(8,600)
KB Home expiring Jan 06 at $75.00	600	(690)
Kimberly Clark Corp expiring Jan 06 at $65.00	1,100	(55)
Lehman Brothers Holding Inc expiring Jan 06 at $115.00	700	(9,520)
Linear Technology expiring Jan 06 at $40.00	800	(60)
Marathon Oil Corp expiring Jan 06 at $70.00	1,000	(25)
Marriott International expiring Jan 06 at $70.00	500	(188)
McGraw-Hill Cos Inc expiring Jan 06 at $55.00	1,200	(120)
Medco Health Solutions Inc expiring Jan 06 at $55.00	1,000	(1,925)
Monsanto Co expiring Jan 06 at $70.00	1,000	(7,700)
Motorala Inc expiring Jan 06 at $22.50	2,500	(2,000)
Nabors Industries expiring Jan 06 at $75.00	800	(1,900)
NCR Corp expiring Apr 06 at $35.00	1,000	(1,800)
News Corp Cl A expiring Jan 06 at $15.00	2,000	(1,300)
Nordstrom Inc expiring Jan 06 at $40.00	1,000	(300)
Norfolk Southern Corp expiring Jan 06 at $45.00	900	(855)

Novell Inc expiring Jan 06 at $7.50	2,500	$(3,250)
Nvidia Corp expiring Mar 06 at $40.00	2,500	(3,687)
Office Depot Inc expiring Apr 06 at $35.00	1,500	(1,275)
Peabody Energy Corp expiring Jan 06 at $80.00	4,000	(17,000)
PepsiCo Inc expiring Jan 06 at $60.00	1,000	(350)
Procter & Gamble Co expiring Jan 06 at $60.00	1,000	(125)
Qualcomm Inc expiring Jan 06 at $50.00	1,000	(25)
Quanta Services Inc expiring Jan 06 at $15.00	10,000	(250)
Quest Diagnostics Inc expiring Feb 06 at $55.00	1,000	(325)
Safeco Corp expiring Jan 06 at $55.00	1,000	(1,875)
Sears Holding Corp expiring Jan 06 at $115.00	900	(3,420)
Sprint Nextel Corp expiring Jan 06 at $25.00	1,000	(150)
Starbucks Corp expiring Jan 06 at $32.50	1,500	(113)
St. Jude Medical Inc expiring Jan 06 at $55.00	1,200	(120)
Stryker Corp expiring Jan 06 at $47.50	1,600	(360)
Texas Instruments Inc expiring Jan 06 at $35.00	2,000	(150)
Textron Inc expiring Jan 06 at $80.00	1,000	(300)
United Health Group expiring Mar 06 at $65.00	1,000	(1,850)
US Bancorp expiring Jan 06 at $30.00	10,000	(4,500)
expiring June 06 at $32.50	4,800	(2,160)
Verizon Communication Inc expiring Jan 06 at $35.00	5,000	(125)
expiring Jan 06 at $32.50	7,500	(563)
Washington Mutual Inc expiring Jan 06 at $40.00	8,000	(30,400)
expiring Apr 06 at $45.00	1,500	(2,475)
Yahoo! Inc expiring Jan 06 at $45.00	1,000	(175)

TOTAL COVERED CALL OPTIONS WRITTEN		(251,551)

(Premiums Received—$313,462)

See Notes to Financial Statements

Company	Number of Contracts	Value
PUT OPTIONS WRITTEN
Albertson's Inc expiring Jan 06 at $22.50	2,500	$(3,875)
expiring Mar 06 at $22.50	5,000	(10,375)
Apple Computer Inc expiring Jan 06 at $60.00	6,000	(1,800)
BellSouth Corp expiring Jan 06 at $25.00	10,500	(525)
BMC Software Inc expiring Jan 06 at $20.00	16,000	(4,400)
expiring Feb 06 at $20.00	20,000	(12,500)
Brightpoint Inc expiring Jan 06 at $25.00	3,000	(825)
expiring Feb 06 at $25.00	8,000	(6,200)
expiring Feb 06 at $30.00	2,500	(8,000)
ConocoPhillips expiring Jan 06 at $60.00	5,000	(11,875)
expiring Feb 06 at $55.00	5,000	(4,875)
Dress Barn expiring Jan 06 at $35.00	9,500	(3,562)
Express Scripts Inc expiring Jan 06 at $80.00	5,000	(4,000)
expiring Feb 06 at $80.00	5,000	(10,375)
Fidelity National Financial Inc expiring Jan 06 at $35.00	5,000	(500)
Ford Motor Co expiring Jan 06 at $7.50	20,000	(5,500)
Georgia-Pacific Corp expiring Jan 06 at $30.00	2,500	0
Goodyear Tire & Rubber Co expiring Jan 06 at $15.00	25,000	(1,875)
expiring Jan 06 at $17.50	20,000	(12,000)
expiring Feb 06 at $17.50	5,000	(4,500)
Guess? Inc expiring Jan 06 at $35.00	10,000	(10,500)
expiring Feb 06 at $35.00	5,000	(10,000)
JLG Industries Inc expiring Jan 06 at $40.00	5,000	(625)
McDermott Intl Inc expiring Jan 06 at $35.00	15,000	(375)
expiring Jan 06 at $40.00	11,000	(1,925)
Merck & Co expiring Jan 06 at $30.00	10,000	(1,000)
expiring Apr 06 at $27.50	20,000	(9,000)
Red Hat Inc expiring Jan 06 at $25.00	10,000	(2,250)
Sandisk Corp expiring Jan 06 at $55.00	5,000	(2,125)
expiring Feb 06 at $55.00	5,000	(9,750)

Southwestern Energy Co expiring Jan 06 at $35.00	15,000	$(14,625)
United States Steel Corp expiring Apr 06 at $35.00	8,000	(3,600)
US Bancorp expiring Jan 06 at $27.50	5,000	(250)
expiring June 06 at $27.50	4,000	(2,200)
Verizon Communications Inc expiring Jan 06 at $32.50	5,000	(14,500)
expiring Apr 06 at $30.00	4,000	(5,700)
Washington Mutual Inc expiring Jan 06 at $40.00	8,000	(1,400)

TOTAL PUT OPTIONS WRITTEN (Premiums Received—$315,213)		(197,387)

TOTAL OPTIONS WRITTEN (Total Premiums Received—$628,675)		$(448,938)

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005 (Unaudited)

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market
ASSETS
Investments at value	$402,152,792	$307,246,745	$110,399,831	$762,451,128
Cash	—	34,879	97	—
Receivable for portfolio securities sold	14,751,047	—	5,253,736	1,208,740
Receivable for fund shares sold	640,087	4,169,188	15,597	3,595,679
Dividends receivable	156,161	165,700	17,153	282,633
Interest receivable	2,956	76,585	61,773	113,080
Receivable from investment adviser	—	—	—	—
Prepaid and other assets	26,785	39,223	14,162	99,944
Variation margin receivable	—	—	—	491,368

Total assets	417,729,828	311,732,320	115,762,349	768,242,572

LIABILITIES
Overdraft	5,633	—	—	35,657
Payable for fund shares redeemed	441,832	383,397	14,636	431,663
Payable for portfolio securities purchased	12,886,146	2,296,457	754,373	7,520,887
Interest on loan payable to bank	—	—	—	—
Accrued investment adviser fees	831,086	274,589	88,455	310,588
Accrued administration fees	20,394	20,095	8,743	34,641
Accrued directors fees	32,110	22,645	8,706	7,000
Other payables	266,741	53,752	15,025	94,066
Covered call options written at value	—	—	—	—
Put options written at value	—	—	—	—
Futures contracts	—	—	—	123,732
Variation margin payable	—	—	—	—

Total liabilities	14,483,942	3,050,935	889,938	8,558,234

NET ASSETS	$403,245,886	$308,681,385	$114,872,411	$759,684,338

NET ASSETS REPRESENT
Paid-in capital	$308,502,126	$263,005,076	$76,044,918	$424,015,376
Accumulated net investment income (loss)	(1,624,119)	(162,908)	(109,809)	205,350
Accumulated net realized gain (loss) on investments	23,622,481	3,087,210	6,273,209	11,250,063
Net unrealized appreciation of investments	72,745,398	42,752,007	32,664,093	324,337,281
Net unrealized depreciation on futures contracts	—	—	—	(123,732)

NET ASSETS	$403,245,886	$308,681,385	$114,872,411	$759,684,338

Shares of common stock outstanding of $.001 par value*	7,158,107	18,824,874	3,195,258	42,346,236

Net asset value per share	$56.33	$16.40	$35.95	$17.94

Investments at cost	$329,407,394	$264,494,738	$77,735,738	$438,113,847

*
See Note 1—Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements

	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
ASSETS
Investments at value	$73,651,887	$127,917,583	$219,569,231	$57,622,886	$42,119,674	$47,840,078	$60,763,224
Cash	533	—	—	—	—	—	—
Receivable for portfolio securities sold	2,670,819	—	495,182	—	—	—	1,328,955
Receivable for fund shares sold	27,777	7,296,360	2,072,800	549,682	251,509	80,367	84,185
Dividends receivable	11,862	49,429	75,428	50,892	46,000	45,195	31,871
Interest receivable	11,055	40,011	12,307	1,119	1,155	10	108,429
Receivable from investment adviser	—	—	—	—	—	18,957	—
Prepaid and other assets	12,058	39,345	30,422	34,709	37,199	29,325	17,179
Variation margin receivable	—	—	—	—	—	—	—

Total assets	76,385,991	135,342,728	222,255,370	58,259,288	42,455,537	48,013,932	62,333,843

LIABILITIES
Overdraft	—	—	—	—	—	—	112,509
Payable for fund shares redeemed	1,155	89,266	94,495	26,251	15,924	55,444	75,897
Payable for portfolio securities purchased	424,083	7,947,924	3,691,056	431,991	225,555	—	3,108,572
Interest on loan payable to bank	—	—	—	—	—	1,833	—
Accrued investment adviser fees	157,881	55,336	110,920	28,300	17,463	47	27,181
Accrued administration fees	7,552	9,045	12,611	7,164	6,591	6,663	6,177
Accrued directors fees	6,172	3,627	906	1,000	65	14	4,332
Other payables	33,444	28,301	17,764	27,784	19,276	8,819	16,199
Covered call options written at value	—	—	—	—	—	—	251,551
Put options written at value	—	—	—	—	—	—	197,387
Futures contracts	—	—	—	—	—	—	—
Variation margin payable	—	—	—	—	—	—	16,816

Total liabilities	630,287	8,133,499	3,927,752	522,490	284,874	72,820	3,816,621

NET ASSETS	$75,755,704	$127,209,229	$218,327,618	$57,736,798	$42,170,663	$47,941,112	$58,517,222

NET ASSETS REPRESENT
Paid-in capital	$50,529,489	$112,251,595	$196,955,660	$52,018,809	$36,405,162	$46,370,381	$54,476,651
Accumulated net investment income (loss)	(513,819)	(25,457)	33,876	(17,070)	12,680	14,760	74,925
Accumulated net realized gain (loss) on investments	3,756,610	(4,641,932)	(3,870,819)	(4,511,230)	(802,715)	(2,433,305)	(411,640)
Net unrealized appreciation of investments	21,983,424	19,625,023	25,208,901	10,246,289	6,555,536	3,989,276	4,377,286
Net unrealized depreciation on futures contracts	—	—	—	—	—	—	—

NET ASSETS	$75,755,704	$127,209,229	$218,327,618	$57,736,798	$42,170,663	$47,941,112	$58,517,222

Shares of common stock outstanding of $.001 par value*	6,905,985	9,388,287	15,241,425	4,784,787	3,113,190	6,775,402	4,812,964

Net asset value per share	$10.97	$13.55	$14.32	$12.07	$13.55	$7.08	$12.16

Investments at cost	$51,668,463	$108,292,560	$194,360,330	$47,376,597	$35,564,138	$43,850,802	$56,565,675

STATEMENT OF OPERATIONS
Six Months Ended December 31, 2005 (Unaudited)

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market
INVESTMENT INCOME:
Dividends*	$1,758,835	$965,954	$191,367	$2,399,146
Interest	87,117	163,125	62,392	391,627
Securities Lending	13,391	89,472	265,427	263,654
Other	—	—	—	797

Total investment income	1,859,343	1,218,551	519,186	3,055,224

EXPENSES:
Investment advisory fees—Base fees	1,777,011	1,001,963	525,250	1,692,871
Investment advisory fees—
Performance adjustment	1,029,065	104,349	—	—
Administration fees	99,198	55,726	29,181	169,287
Accounting fees	40,162	26,690	24,637	32,807
Transfer agent fees	176,328	74,037	13,487	93,261
Professional expenses	183,716	45,299	13,796	85,608
Custody fees	30,166	6,389	8,636	52,865
Blue sky fees	28,458	30,235	3,892	24,494
Directors fees	41,736	25,767	9,693	19,029
Registration fees	3,542	894	—	525
Reports to shareholders	28,140	6,276	183	13,169
Interest	—	—	—	—
Miscellaneous	45,940	3,834	240	53,298

Total expenses	3,483,462	1,381,459	628,995	2,237,214

Less investment advisory fees waived	—	—	—	—
Less expense reimbursed by investment adviser	—	—	—	—

Net expenses	3,483,462	1,381,459	628,995	2,237,214

NET INVESTMENT INCOME (LOSS)	(1,624,119)	(162,908)	(109,809)	818,010

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment securities	40,945,889	10,565,032	9,229,928	18,428,834
Net realized gain (loss) on options	(835,327)	(436,028)	—	—
Net realized gain (loss) on futures contract	—	—	—	291,368
Net change in unrealized appreciation/depreciation on investments	1,588,916	15,314,876	(2,067,625)	37,281,889
Net change in unrealized appreciation/depreciation on futures contracts	—	—	—	(115,528)

Net realized and unrealized gain on investments	41,699,478	25,443,880	7,162,303	55,886,563

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,075,359	$25,280,972	$7,052,494	$56,704,573

*
Net of foreign withholding taxes of $5,877, $2,642, and $677 for Aggressive Investors 1, Aggressive Investors 2, and Ultra Small Company Market Funds, respectively.

See Notes to Financial Statements

	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
INVESTMENT INCOME:
Dividends*	$78,646	$151,112	$515,599	$180,695	$399,970	$413,305	$201,721
Interest	20,186	23,651	82,300	4,862	5,918	4,066	374,761
Securities Lending	32,318	134,548	17,182	—	—	—	—
Other	—	—	—	—	—	—	—

Total investment income	131,150	309,311	615,081	185,557	405,888	417,371	576,482

EXPENSES:
Investment advisory fees—Base fees	549,746	223,636	427,606	120,770	84,046	16,819	151,322
Investment advisory fees—
Performance adjustment	—	8,231	3,654	2,643	891	—	—
Administration fees	18,639	18,636	35,634	12,077	8,405	10,512	12,610
Accounting fees	24,339	24,997	24,371	26,304	25,082	23,790	24,248
Transfer agent fees	14,983	32,085	23,658	24,457	13,593	8,367	16,575
Professional expenses	25,505	5,482	12,845	1,279	2,353	3,234	14,373
Custody fees	2,997	6,972	15,270	2,868	3,640	1,215	16,874
Blue sky fees	1,060	3,465	29,547	3,297	1,127	2,856	18,953
Directors fees	5,794	4,400	2,963	3,992	744	557	5,494
Registration fees	528	—	—	42	—	21	162
Reports to shareholders	637	1,825	504	378	309	441	2,509
Interest	—	—	—	—	—	3,954	—
Miscellaneous	741	1,567	1,681	1,132	826	336	1,145

Total expenses	644,969	331,296	577,733	199,239	141,016	72,102	264,265

Less investment advisory fees waived	—	—	—	—	—	(16,819)	—
Less expense reimbursed by investment adviser	—	—	—	—	—	(23,748)	(26,874)

Net expenses	644,969	331,296	577,733	199,239	141,016	31,535	237,391

NET INVESTMENT INCOME (LOSS)	(513,819)	(21,985)	37,348	(13,682)	264,872	385,836	339,091

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment securities	10,669,623	(334,577)	(538,576)	467,606	(209,478)	74,732	(456,734)
Net realized gain (loss) on options	—	—	—	—	—	—	587,687
Net realized gain (loss) on futures contract	—	—	—	—	—	—	(518,641)
Net change in unrealized appreciation/depreciation on investments	(1,255,260)	7,563,201	13,348,329	3,705,217	2,354,259	1,689,459	1,616,510
Net change in unrealized appreciation/depreciation on futures contracts	—	—	—	—	—	—	—

Net realized and unrealized gain on investments	9,414,363	7,228,624	12,809,753	4,172,823	2,144,781	1,764,191	1,228,822

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,900,544	$7,206,639	$12,847,101	$4,159,141	$2,409,653	$2,150,027	$1,567,913

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Investors I		Aggressive Investors 2
	Six Months Ended December 31, 2005**	Year Ended June 30, 2005	Six Months Ended December 31, 2005**	Year Ended June 30, 2005
OPERATIONS:
Net investment income (loss)	$(1,624,119)	$(1,735,143)	$(162,908)	$(396,036)
Net realized gain on investment securities	40,945,889	47,718,083	10,565,032	1,449,196
Net realized gain (loss) on options	(835,327)	218,611	(436,028)	34,395
Net realized gain on futures contracts	—	548,257	—	251,402
Net change in unrealized appreciation/depreciation on investments	1,588,916	(796,784)	15,314,876	15,155,019
Net change in unrealized appreciation/depreciation on futures contracts	—	—	—	—

Net increase in net assets from operations	40,075,359	45,953,024	25,280,972	16,493,976

DISTRIBUTIONS:
From net investment income	—	—	—	—
From net realized gains	(42,619,826)	—	(5,974,761)	—

Net decrease in net assets from distributions	(42,619,826)	—	(5,974,761)	—

SHARE TRANSACTIONS:
Proceeds from sale of shares	22,636,442	35,958,371	154,260,786	78,881,920
Reinvestment of distributions	36,610,444	—	5,717,329	—
Cost of shares redeemed	(22,342,903)	(66,709,206)	(26,656,325)	(49,717,584)

Net increase (decrease) in net assets from share transactions	36,903,983	(30,750,835)	133,321,790	29,164,336

Net increase (decrease) in net assets	34,359,516	15,202,189	152,628,001	45,658,312
NET ASSETS:
Beginning of period	368,886,370	353,684,181	156,053,384	110,395,072

End of period*	$403,245,886	$368,886,370	$308,681,385	$156,053,384

SHARES ISSUED & REDEEMED:
Issued	375,495	684,470	9,572,709	5,847,003
Distributions reinvested	638,591	—	342,765	—
Redeemed	(373,243)	(1,323,130)	(1,689,930)	(3,905,883)

Net increase (decrease)	640,843	(638,660)	8,225,544	1,941,120
Outstanding at beginning of period	6,517,264	7,155,924	10,599,330	8,658,210

Outstanding at end of period	7,158,107	6,517,264	18,824,874	10,599,330

* Including accumulated net investment income (loss) of:	$(1,624,119)	$—	$(162,908)	$—
**
Unaudited

***
Net of redemption fees of $104,442 and $276,563 for the six months ended December 31, 2005 and year ended June 30, 2005, respectively.

See Notes to Financial Statements

	Ultra-Small Company		Ultra-Small Company Market				Micro-Cap Limited
	Six Months Ended December 31, 2005**	Year Ended June 30, 2005	Six Months Ended December 31, 2005**		Year Ended June 30, 2005		Six Months Ended December 31, 2005**	Year Ended June 30, 2005
OPERATIONS:
Net investment income (loss)	$(109,809)	$(258,388)	$818,010		$998,532		$(513,819)	$(746,350)
Net realized gain on investment securities	9,229,928	17,529,494	18,428,834		14,263,596		10,669,623	4,089,990
Net realized gain (loss) on options	—	—	—		—		—	—
Net realized gain on futures contracts	—	—	291,368		—		—	—
Net change in unrealized appreciation/depreciation on investments	(2,067,625)	(2,097,422)	37,281,889		15,160,942		(1,255,260)	9,180,886
Net change in unrealized appreciation/depreciation on futures contracts	—	—	(115,528)		(8,204)		—	—

Net increase in net assets from operations	7,052,494	15,173,684	56,704,573		30,414,866		8,900,544	12,524,526

DISTRIBUTIONS:
From net investment income	—	—	(1,180,000)		(1,224,997)		—	—
From net realized gains	(14,389,660)	(22,051,675)	(21,617,927)		(6,669,718)		(10,105,298)	(10,119,755)

Net decrease in net assets from distributions	(14,389,660)	(22,051,675)	(22,797,927)		(7,894,715)		(10,105,298)	(10,119,755)

SHARE TRANSACTIONS:
Proceeds from sale of shares	879,440	1,767,134	185,182,778		149,035,161		3,419,718	2,660,102
Reinvestment of distributions	14,107,999	21,605,229	21,198,600		7,133,407		10,001,345	9,802,070
Cost of shares redeemed	(3,411,402)	(7,093,824)	(74,486,808	)***	(401,553,889	)***	(3,098,045)	(5,979,806)

Net increase (decrease) in net assets from share transactions	11,576,037	16,278,539	131,894,570		(245,385,321)		10,323,018	6,482,366

Net increase (decrease) in net assets	4,238,871	9,400,548	165,801,216		(222,865,170)		9,118,264	8,887,137
NET ASSETS:
Beginning of period	110,633,540	101,232,992	593,883,122		816,748,292		66,637,440	57,750,303

End of period*	$114,872,411	$110,633,540	$759,684,338		$593,883,122		$75,755,704	$66,637,440

SHARES ISSUED & REDEEMED:
Issued	21,803	45,885	10,333,790		9,247,195		278,886	255,813
Distributions reinvested	381,400	543,939	1,168,611		403,018		875,775	947,976
Redeemed	(85,832)	(183,051)	(4,172,939)		(25,229,480)		(257,487)	(567,086)

Net increase (decrease)	317,371	406,773	7,329,462		(15,579,267)		897,174	636,703
Outstanding at beginning of period	2,877,887	2,471,114	35,016,774		50,596,041		6,008,811	5,372,108

Outstanding at end of period	3,195,258	2,877,887	42,346,236		35,016,774		6,905,985	6,008,811

* Including accumulated net investment income (loss) of:	$(109,809)	$—	$205,350	$567,340	$(513,819)	$—

STATEMENT OF CHANGES IN NET ASSETS

	Small-Cap Growth		Small-Cap Value
	Six Months Ended December 31, 2005**	Year Ended June 30, 2005	Six Months Ended December 31, 2005**	Year Ended June 30, 2005
OPERATIONS:
Net investment income (loss)	$(21,985)	$(358,783)	$37,348	$(153,914)
Net realized gain (loss) on investment securities	(334,577)	(3,815,358)	(538,576)	(2,331,261)
Net realized gain on options	—	—	—	—
Net realized gain (loss) on futures contracts	—	—	—	—
Net change in unrealized appreciation/depreciation on investments	7,563,201	9,884,953	13,348,329	10,843,378

Net increase (decrease) in net assets from operations	7,206,639	5,710,812	12,847,101	8,358,203

DISTRIBUTIONS:
From net investment income
Class N	—	—	—	—
Class R§	—	—	—	—
From net realized gains	—	—	—	—

Net decrease in net assets from distributions	—	—	—	—

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class N	70,587,812	28,489,283	156,202,966	46,980,701
Class R§	—	2,010,488	—	1,615,958
Reinvestment of distributions
Class N	—	—	—	—
Class R§	—	—	—	—
Cost of shares redeemed
Class N	(6,289,622)	(15,712,548)	(19,267,025)	(14,154,816)
Class R§	—	(13,173,420)	—	(7,149,130)

Net increase (decrease) in net assets from share transactions	64,298,190	1,613,803	136,935,941	27,292,713

Net increase (decrease) in net assets	71,504,829	7,324,615	149,783,042	35,650,916
NET ASSETS:
Beginning of period	55,704,400	48,379,785	68,544,576	32,893,660

End of period*	$127,209,229	$55,704,400	$218,327,618	$68,544,576

SHARES ISSUED & REDEEMED:
Issued
Class N	5,262,171	2,583,636	11,282,088	3,889,211
Class R§	—	187,851	—	140,369
Distributions reinvested
Class N	—	—	—	—
Class R§	—	—	—	—
Redeemed
Class N	(486,484)	(1,472,557)	(1,402,406)	(1,223,036)
Class R§	—	(1,149,048)	—	(590,810)

Net increase (decrease)	4,775,687	149,882	9,879,682	2,215,734
Outstanding at beginning of period	4,612,600	4,462,718	5,361,743	3,146,009

Outstanding at end of period	9,388,287	4,612,600	15,241,425	5,361,743

* Including accumulated net investment income (loss) of:	$(25,457)	$(3,472)	$33,876	$(3,472)
**
Unaudited

§
Effective June 27, 2005, Class R shares of the Fund converted to Class N shares.

See Notes to Financial Statements

	Large-Cap Growth		Large-Cap Value		Blue Chip 35 Index		Balanced
	Six Months Ended December 31, 2005**	Year Ended June 30, 2005	Six Months Ended December 31, 2005**	Year Ended June 30, 2005	Six Months Ended December 31, 2005**	Year Ended June 30, 2005	Six Months Ended December 31, 2005**	Year Ended June 30, 2005
OPERATIONS:
Net investment income (loss)	$(13,682)	$(42,069)	$264,872	$301,975	$385,836	$763,026	$339,091	$344,923
Net realized gain (loss) on investment securities	467,606	(4,425,461)	(209,478)	(569,611)	74,732	(960,307)	(456,734)	(685,205)
Net realized gain on options	—	—	—	—	—	—	587,687	932,043
Net realized gain (loss) on futures contracts	—	—	—	—	—	—	(518,641)	304,201
Net change in unrealized appreciation/depreciation on investments	3,705,217	5,692,548	2,354,259	3,701,172	1,689,459	155,378	1,616,510	1,251,827

Net increase (decrease) in net assets from operations	4,159,141	1,225,018	2,409,653	3,433,536	2,150,027	(41,903)	1,567,913	2,147,789

DISTRIBUTIONS:
From net investment income
Class N	—	—	(445,034)	(178,134)	(720,379)	(674,999)	(500,000)	(179,176)
Class R§	—	—	—	(16,866)	—	—	—	—
From net realized gains	—	—	—	—	—	—	(498,752)	(243,673)

Net decrease in net assets from distributions	—	—	(445,034)	(195,000)	(720,379)	(674,999)	(998,752)	(422,849)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class N	16,152,373	16,123,492	15,743,062	11,032,282	19,571,243	13,017,125	22,697,396	26,406,530
Class R§	—	677,327	—	365,369	—	—	—	—
Reinvestment of distributions
Class N	—	—	438,970	176,053	693,137	650,124	968,380	414,200
Class R§	—	—	—	16,866	—	—	—	—
Cost of shares redeemed
Class N	(5,562,936)	(13,771,576)	(3,452,135)	(7,191,337)	(8,364,483)	(14,298,479)	(7,981,389)	(9,493,747)
Class R§	—	(13,293,605)	—	(3,989,586)	—	—	—	—

Net increase (decrease) in net assets from share transactions	10,589,437	(10,264,362)	12,729,897	409,647	11,899,897	(631,230)	15,684,387	17,326,983

Net increase (decrease) in net assets	14,748,578	(9,039,344)	14,694,516	3,648,183	13,329,545	(1,348,132)	16,253,548	19,051,923
NET ASSETS:
Beginning of period	42,988,220	52,027,564	27,476,147	23,827,964	34,611,567	35,959,699	42,263,674	23,211,751

End of period*	$57,736,798	$42,988,220	$42,170,663	$27,476,147	$47,941,112	$34,611,567	$58,517,222	$42,263,674

SHARES ISSUED & REDEEMED:
Issued
Class N	1,352,715	1,511,948	1,178,735	3,102,238	2,819,397	1,888,073	1,848,531	2,286,141
Class R§	—	65,728	—	30,950	—	—	—	—
Distributions reinvested
Class N	—	—	31,902	14,337	96,136	90,295	79,310	35,799
Class R§	—	—	—	1,374	—	—	—	—
Redeemed
Class N	(476,549)	(1,320,994)	(261,372)	(2,806,760)	(1,187,332)	(2,051,789)	(659,023)	(831,504)
Class R§	—	(1,242,365)	—	(323,547)	—	—	—	—

Net increase (decrease)	876,166	(985,683)	949,265	18,592	1,728,201	(73,421)	1,268,818	1,490,436
Outstanding at beginning of period	3,908,621	4,894,304	2,163,925	2,145,333	5,047,201	5,120,622	3,544,146	2,053,710

Outstanding at end of period	4,784,787	3,908,621	3,113,190	2,163,925	6,775,402	5,047,201	4,812,964	3,544,146

* Including accumulated net investment income (loss) of:	$(17,070)	$(3,388)	$12,680	$192,842	$14,760	$349,303	$74,925	$235,833

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)^	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations
AGGRESSIVE INVESTORS 1
Six Months Ended December 31, 2005**	$56.60	$(0.25)	$6.49	$6.24
Year Ended June 30, 2005	49.43	(0.26)	7.43	7.17
Year Ended June 30, 2004	39.94	(0.58)	10.07	9.49
Year Ended June 30, 2003	36.51	(0.27)	3.70	3.43
Year Ended June 30, 2002	41.94	(0.34)	(5.09)	(5.43)
Year Ended June 30, 2001	48.99	(0.42)	(4.21)	(4.63)
AGGRESSIVE INVESTORS 2
Six Months Ended December 31, 2005**	14.72	(0.01)	2.03	2.02
Year Ended June 30, 2005	12.75	(0.04)	2.01	1.97
Year Ended June 30, 2004	10.28	(0.09)	2.56	2.47
Year Ended June 30, 2003	10.25	(0.09)	0.12	0.03
Period from October 31, 2001 to June 30, 2002 ***	10.00	(0.08)	0.33	0.25
ULTRA-SMALL COMPANY
Six Months Ended December 31, 2005**	38.44	(0.04)	2.65	2.61
Year Ended June 30, 2005	40.97	(0.10)	6.69	6.59
Year Ended June 30, 2004	32.93	(0.33)	13.66	13.33
Year Ended June 30, 2003	28.83	(0.21)	7.99	7.78
Year Ended June 30, 2002	26.99	(0.14)	4.43	4.29
Year Ended June 30, 2001	21.59	(0.22)	5.62	5.40
ULTRA-SMALL COMPANY MARKET
Six Months Ended December 31, 2005**	16.96	0.02	1.52	1.54
Year Ended June 30, 2005	16.14	0.02	0.97	0.99
Year Ended June 30, 2004	10.98	0.02	5.16	5.18
Year Ended June 30, 2003	8.70	(0.03)	2.31	2.28
Year Ended June 30, 2002	7.22	0.00	1.49	1.49
Year Ended June 30, 2001	6.62	0.05	0.59	0.64

*
Annualized

**
Unaudited

***
Fund commenced operations on October 31, 2001.

#
Total returns for periods less than one year are not annualized.

^
Per share amounts calculated based on the average daily shares outstanding during the period.

+
Total return would have been lower had various fees not been waived during the period.

~
Total redemption fees of $104,442 for the six months ended December 31, 2005, are less than 0.005 of average daily shares outstanding during the period.

	Less Distributions to Shareholders from:
	Net Realized Gain	Net Investment Income	Total Distributions	Paid-in- Capital from Redemption Fees^	Net Asset Value, End of Period	Total Return#
AGGRESSIVE INVESTORS 1
Six Months Ended December 31, 2005**	$(6.51)	$—	$(6.51)	$—	$56.33	10.83%
Year Ended June 30, 2005	—	—	—	—	56.60	14.51%
Year Ended June 30, 2004	—	—	—	—	49.43	23.76%
Year Ended June 30, 2003	—	—	—	—	39.94	9.40%
Year Ended June 30, 2002	—	—	—	—	36.51	(12.95)%
Year Ended June 30, 2001	(2.42)	—	(2.42)	—	41.94	(9.40)%
AGGRESSIVE INVESTORS 2
Six Months Ended December 31, 2005**	(0.34)	—	(0.34)	—	16.40	13.68%
Year Ended June 30, 2005	—	—	—	—	14.72	15.45%
Year Ended June 30, 2004	—	—	—	—	12.75	24.03%
Year Ended June 30, 2003	—	—	—	—	10.28	0.29%
Period from October 31, 2001 to June 30, 2002 ***	—	—	—	—	10.25	2.50%+
ULTRA-SMALL COMPANY
Six Months Ended December 31, 2005**	(5.10)	—	(5.10)	—	35.95	6.42%
Year Ended June 30, 2005	(9.12)	—	(9.12)	—	38.44	15.37%
Year Ended June 30, 2004	(5.29)	—	(5.29)	—	40.97	40.88%
Year Ended June 30, 2003	(3.68)	—	(3.68)	—	32.93	32.00%
Year Ended June 30, 2002	(2.45)	—	(2.45)	—	28.83	17.04%
Year Ended June 30, 2001	(0.00)	—	(0.00)	—	26.99	25.01%
ULTRA-SMALL COMPANY MARKET
Six Months Ended December 31, 2005**	(0.53)	(0.03)	(0.56)	0.00~	17.94	9.05%
Year Ended June 30, 2005	(0.15)	(0.03)	(0.18)	0.01	16.96	6.12%
Year Ended June 30, 2004	(0.04)	(0.00)	(0.04)	0.02	16.14	47.41%
Year Ended June 30, 2003	(0.00)	(0.00)	(0.00)	—	10.98	26.21%+
Year Ended June 30, 2002	(0.00)	(0.01)	(0.01)	—	8.70	20.70%+
Year Ended June 30, 2001	(0.00)	(0.04)	(0.04)	—	7.22	9.80%+

See Notes to Financial Statements

	Ratios & Supplemental Data:
	Net Assets End of Period ("000"s)	Expenses After Waivers and Reimbursements	Expenses Before Waivers and Reimbursements	Net Investment Income After Waivers and Reimbursements	Portfolio Turnover Rate
AGGRESSIVE INVESTORS 1
Six Months Ended December 31, 2005**	$403,246	1.74%*	1.74%*	(0.81)%*	75.9%
Year Ended June 30, 2005	368,886	1.58%	1.58%	(0.51)%	155.0%
Year Ended June 30, 2004	353,684	1.74%	1.74%	(1.24)%	150.7%
Year Ended June 30, 2003	281,375	1.90%	1.90%	(0.81)%	138.0%
Year Ended June 30, 2002	276,876	1.81%	1.81%	(0.89)%	154.0%
Year Ended June 30, 2001	257,396	1.80%	1.80%	(0.95)%	109.6%
AGGRESSIVE INVESTORS 2
Six Months Ended December 31, 2005**	308,681	1.23%*	1.23%*	(0.14)%*	58.2%
Year Ended June 30, 2005	156,053	1.37%	1.37%	(0.33)%	148.4%
Year Ended June 30, 2004	110,395	1.58%	1.58%	(1.13)%	151.5%
Year Ended June 30, 2003	22,107	1.90%	1.90%	(1.05)%	143.2%
Period from October 31, 2001 to June 30, 2002 ***	11,448	1.90%*	1.98%*	(1.24)%*	68.0%*
ULTRA-SMALL COMPANY
Six Months Ended December 31, 2005**	114,872	1.07%*	1.07%*	(0.17)%*	52.7%
Year Ended June 30, 2005	110,634	1.12%	1.12%	(0.25)%	85.9%
Year Ended June 30, 2004	101,233	1.15%	1.15%	(0.84)%	71.1%
Year Ended June 30, 2003	77,450	1.29%	1.29%	(0.82)%	56.1%
Year Ended June 30, 2002	60,809	1.26%	1.26%	(0.53)%	120.6%
Year Ended June 30, 2001	51,764	1.61%	1.61%	(0.93)%	57.0%
ULTRA-SMALL COMPANY MARKET
Six Months Ended December 31, 2005**	759,684	0.66%*	0.66%*	0.24%*	8.4%
Year Ended June 30, 2005	593,883	0.73%	0.73%	0.15%	13.0%
Year Ended June 30, 2004	816,748	0.67%	0.67%	0.11%	19.4%
Year Ended June 30, 2003	312,041	0.75%	0.85%	(0.14)%	17.7%
Year Ended June 30, 2002	68,824	0.75%	1.01%	(0.05)%	55.8%
Year Ended June 30, 2001	9,078	0.75%	1.61%	0.77%	215.0%

See Notes to Financial Statements

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)^	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations
MICRO-CAP LIMITED
Six Months Ended December 31, 2005**	$11.09	$(0.08)	$1.63	$1.55
Year Ended June 30, 2005	10.75	(0.13)	2.45	2.32
Year Ended June 30, 2004	9.36	(0.17)	2.49	2.32
Year Ended June 30, 2003	10.19	(0.11)	0.01	(0.10)
Year Ended June 30, 2002	9.92	(0.12)	0.87	0.75
Year Ended June 30, 2001	7.86	(0.05)	2.53	2.48

SMALL-CAP GROWTH§
Six Months Ended December 31, 2005**	12.08	(0.00)	1.47	1.47
Year Ended June 30, 2005	10.84	(0.07)	1.31	1.24
Period from October 31, 2003 to June 30, 2004 Ç	10.00	(0.05)	0.89	0.84

SMALL-CAP VALUE§
Six Months Ended
December 31, 2005**	12.78	0.00	1.54	1.54
Year Ended June 30, 2005	10.46	(0.02)	2.34	2.32
Period from October 31, 2003 to June 30, 2004 Ç	10.00	(0.03)	0.49	0.46

LARGE-CAP GROWTH*
Six Months Ended December 31, 2005**	11.00	(0.00)	1.07	1.07
Year Ended June 30, 2005	10.63	0.00	0.37	0.37
Period from October 31, 2003 to June 30, 2004 Ç	10.00	(0.01)	0.64	0.63

*
Annualized

**
Unaudited

#
Total returns for periods less than one year are not annualized.

^
Per share amounts calculated based on the average daily shares outstanding during the period.

+
Total return would have been lower had various fees not been waived during the period.

Ç
Fund commenced operations on October 31, 2003.

§
Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.

	Less Distributions to Shareholders from:						Ratios & Supplemental Data:
	Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return#		Net Assets End of Period ("000"s)	Expenses After Waivers and Reimbursements	Expenses Before Waivers and Reimbursements	Net Investment Income After Waivers and Reimbursements	Portfolio Turnover Rate
MICRO-CAP LIMITED
Six Months Ended December 31, 2005**	$(1.67)	$—	$(1.67)	$10.97	13.38%		$75,756	1.72%*	1.72%*	(1.37)%*	51.0%
Year Ended June 30, 2005	(1.98)	—	(1.98)	11.09	22.94%		66,637	1.75%	1.75%	(1.27)%	87.1%
Year Ended June 30, 2004	(0.93)	—	(0.93)	10.75	24.30%		57,750	1.79%	1.79%	(1.50)%	98.2%
Year Ended June 30, 2003	(0.73)	—	(0.73)	9.36	0.93	%+	56,422	1.90%	2.13%	(1.35)%	99.1%
Year Ended June 30, 2002	(0.48)	—	(0.48)	10.19	8.09	%+	57,885	1.90%	1.94%	(1.22)%	124.0%
Year Ended June 30, 2001	(0.42)	—	(0.42)	9.92	33.64	%+	51,451	1.90%	2.09%	(0.62)%	74.3%

SMALL-CAP GROWTH§
Six Months Ended December 31, 2005**	—	—	—	13.55	12.17%		127,209	0.88%*	0.88%*	(0.06)%*	23.9%
Year Ended June 30, 2005	—	—	—	12.08	11.44	%+	55,704	0.94%	1.08%	(0.68)%	51.3%
Period from October 31, 2003 to June 30, 2004 Ç	—	—	—	10.84	8.40	%+	37,968	0.94%*	1.25%*	(0.74)%*	16.6%

SMALL-CAP VALUE§
Six Months Ended December 31, 2005**	—	—	—	14.32	12.13%		218,328	0.80%*	0.80%*	0.05%*	27.8%
Year Ended June 30, 2005	—	—	—	12.78	22.18	%+	68,545	0.94%	1.07%	(0.32)%	57.0%
Period from October 31, 2003 to June 30, 2004 Ç	—	—	—	10.46	4.60	%+	28,193	0.94%*	1.49%*	(0.42)%*	20.5%

LARGE-CAP GROWTH*
Six Months Ended December 31, 2005**	—	—	—	12.07	9.73%		57,737	0.82%*	0.82%*	(0.06)%*	17.7%
Year Ended June 30, 2005	—	—	—	11.00	3.48	%+	42,988	0.84%	1.03%	(0.04)%	20.2%
Period from October 31, 2003 to June 30, 2004 Ç	—	—	—	10.63	6.30	%+	39,532	0.84%*	1.13%*	(0.09)%*	6.7%

See Notes to Financial Statements

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)^	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations
LARGE-CAP VALUE§
Six Months Ended December 31, 2005**	$12.70	$0.11	$0.89	$1.00
Year Ended June 30, 2005	11.11	0.14	1.55	1.69
For the Period October 31, 2003 to June 30, 2004 Ç	10.00	0.03	1.08	1.11

BLUE CHIP 35 INDEX
Six Months Ended December 31, 2005**	6.86	0.07	0.26	0.33
Year Ended June 30, 2005	7.02	0.14	(0.18)	(0.04)
Year Ended June 30, 2004	6.14	0.10	0.83	0.93
Year Ended June 30, 2003	5.93	0.09	0.21	0.30
Year Ended June 30, 2002	7.23	0.09	(1.31)	(1.22)
Year Ended June 30, 2001	8.77	0.09	(1.54)	(1.45)

BALANCED
Six Months Ended December 31, 2005**	11.92	0.09	0.37	0.46
Year Ended June 30, 2005	11.30	0.14	0.66	0.80
Year Ended June 30, 2004	10.05	0.06	1.24	1.30
Year Ended June 30, 2003	9.87	0.10	0.15	0.25
Year Ended June 30, 2002	10.00	0.04	(0.12)	(0.08)
For the Period Ended June 30, 2001ß	10.00	0.00	0.00	0.00

*
Annualized

**
Unaudited

Ç
Fund commenced operations on October 31, 2003.

#
Total returns for periods less than one year are not annualized.

^
Per share amounts calculated based on the average daily shares outstanding during the period.

+
Total return would have been lower had various fees not been waived during the period.

§
Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.

ß
Fund commenced operations on June 30, 2001.

	Less Distributions to Shareholders from:						Ratios & Supplemental Data:
	Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return#		Net Assets End of Period ("000"s)	Expenses After Waivers and Reimbursements	Expenses Before Waivers and Reimbursements	Net Investment Income After Waivers and Reimbursements	Portfolio Turnover Rate
LARGE-CAP VALUE§
Six Months Ended December 31, 2005**	$—	$(0.15)	$(0.15)	$13.55	7.84%		$42,171	0.83%*	0.83%*	1.56%*	18.6%
Year Ended June 30, 2005	—	(0.10)	(0.10)	12.70	15.22	%+	27,476	0.84%	1.10%	1.24%	30.0%
For the Period October 31, 2003 to June 30, 2004 Ç	(0.00)	—	(0.00)	11.11	11.10	%+	20,598	0.84%*	1.52%*	0.86%*	11.3%

BLUE CHIP 35 INDEX
Six Months Ended December 31, 2005**	—	(0.11)	(0.11)	7.08	4.72	%+	47,941	0.15%*	0.34%*	1.82%*	25.9%
Year Ended June 30, 2005	—	(0.12)	(0.12)	6.86	(0.59	)%+	34,612	0.15%	0.56%	2.07%	20.3%
Year Ended June 30, 2004	—	(0.05)	(0.05)	7.02	15.20	%+	35,960	0.15%	0.58%	1.64%	5.3%
Year Ended June 30, 2003	—	(0.09)	(0.09)	6.14	5.13	%+	7,763	0.15%	1.07%	1.65%	24.9%
Year Ended June 30, 2002	—	(0.08)	(0.08)	5.93	(17.01	)%+	5,532	0.15%	0.93%	1.35%	40.8%
Year Ended June 30, 2001	—	(0.09)	(0.09)	7.23	(16.61	)%#	5,975	0.15%	0.68%	1.15%	24.0%

BALANCED
Six Months Ended December 31, 2005**	(0.11)	(0.11)	(0.22)	12.16	3.83	%+	58,517	0.93%*	1.04%*	1.33%*	21.6%
Year Ended June 30, 2005	(0.10)	(0.08)	(0.18)	11.92	7.15	%+	42,264	0.94%	1.19%	1.20%	125.5%
Year Ended June 30, 2004	(0.00)	(0.05)	(0.05)	11.30	12.94	%+	23,212	0.94%	1.51%	0.60%	123.7%
Year Ended June 30, 2003	(0.01)	(0.06)	(0.07)	10.05	2.57	%+	8,344	0.94%	1.66%	1.06%	98.2%
Year Ended June 30, 2002	(0.00)	(0.05)	(0.05)	9.87	(0.80	)%+	4,960	0.94%	2.07%	0.49%	112.5%
For the Period Ended June 30, 2001ß	(0.00)	(0.00)	(0.00)	10.00	0.00%		370	0.00%*	0.00%*	0.00%*	0.0%

See Notes to Financial Statements

NOTES to FINANCIAL STATEMENTS
December 31, 2005 (Unaudited)

1. Organization:

        Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

        Bridgeway is organized as a series fund which currently has 11 investment funds (collectively, the "Funds"): Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index, and Balanced Funds.

        Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share for each Fund. 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra Small Company Fund. 100,000,000 shares have been classified in the Ultra Small Company Market Fund. 10,000,000 shares have been classified in the Micro Cap Limited Fund. 100,000,000 of class N shares each have been classified into the Small Cap Growth, Small Cap Value, Large Cap Growth, and Large Cap Value Funds. 50,000,000 shares have classified into the Balanced Fund.

        Amounts disclosed above for each Fund that have been authorized do not include Class R shares, of which there are none currently issued.

        The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors. The Ultra-Small Company Fund is closed to all investors.

        All of the Funds are no-load, diversified funds.

        The Aggressive Investors 1 and 2 Funds seek to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

        The Ultra Small Company, Ultra Small Company Market, Micro Cap Limited, Small Cap Growth, Small Cap Value, and Large Cap Growth Funds seek to provide a long-term total return of capital, primarily through capital appreciation.

        The Blue Chip 35 Index and Large Cap Value Funds seek to provide long-term total return of capital, primarily through capital appreciation but also some income.

        The Balanced Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

        Bridgeway Capital Management, Inc. (the "Adviser") is the Adviser for all of the Funds.

2. Significant Accounting Policies:

        The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America.

        Securities, Options, Futures and Other Investments Valuation    Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the principal exchange on which they are traded prior to the close of the New York Stock Exchange

("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

        Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

        Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

        Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

        When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds' NAVs may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

        Securities Lending    Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

        As of December 31, 2005, the Aggressive Investors I Fund had securities on loan valued at $9,835,488 and received U.S. Treasury securities with a value of $10,032,198 as collateral. The Aggressive Investors 2 Fund had securities on loan valued at $7,865,238 and received U.S. Treasury securities with a value of $8,093,380 as collateral. The Ultra Small Company Fund had securities on loan valued at $11,321,236 and received U.S. Treasury securities with a value of $11,632,071.The Ultra Small Company Market Fund had securities on loan valued at $4,683,612 and received U.S. Treasury securities with a value of $4,761,116. The Small Cap Growth Fund had securities on loan valued at $2,344,655 and received U.S. Treasury securities with a value of $2,498,471.

        As of December 31, 2005, the Micro Cap Limited, Small Cap Value, Large Cap Growth, Large Cap Value, Blue Chip 35 Index, and Balanced Funds had no securities on loan.

        It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned.

Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

        Federal Income Taxes    It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to registered investment companies and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

        Use of Estimates in Financial Statements    In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

        Risks and Uncertainties    The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

        Security Transactions, Expenses, Gains and Losses and Allocations    Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets.

        Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Balanced Fund, discounts and premiums are accreted/amortized on the interest method.

        Futures Contracts    A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2005 Ultra Small Company Market Fund held futures contracts in the amount of $5,697,720. No other Funds had futures contracts open as of December 31, 2005.

        Options    An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option. Buying calls increases a Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund's exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes. As of December 31, 2005 the Aggressive Investors 1, Aggressive Investors 2, and Balanced Funds held $382,375, $285,875, and $39,750 in purchased call options, respectively.

        Covered Call Options and Secured Puts    The Aggressive Investors 1, Aggressive Investors 2, and Balanced Funds may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Only Balanced Fund had outstanding written options as of December 31, 2005.

A summary of the options transactions written by the Balanced Fund follows:

	Written Call Options
	Contracts	Premiums
Outstanding, June 30, 2005	1,002	$104,380
Positions Opened	5,968	804,108
Exercised	(318)	(45,726)
Expired	(1,974)	(204,682)
Closed	(2,068)	(344,618)
Split	10	—

Outstanding, December 31, 2005	2,620	$313,462

Market Value, December 31, 2005		$(251,551)

	Written Put Options
	Contracts	Premiums
Outstanding, June 30, 2005	2,955	$308,669
Positions Opened	9,356	1,043,873
Exercised	(2,492)	(290,884)
Expired	(6,032)	(650,331)
Closed	(732)	(96,114)
Split	200	—

Outstanding, December 31, 2005	3,255	$315,213

Market Value, December 31, 2005		$(197,387)

        Indemnification    Under the Company's organizational documents, the Funds' officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Funds.

        Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Management Fees, Other Related Party Transactions and Contingencies:

        The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund's management agreement, each described below.

        Aggressive Investors 1:    A total advisory fee is paid by the Fund to the Adviser which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

        The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

        Aggressive Investors 2:    A total advisory fee is paid by the Fund to the Adviser which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million, 0.850% from $500 million to $1 billion, and 0.800% over $1 billion.

        The Performance Adjustment equals 2.00% times the difference in cumulative total return between the Fund and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.30% to a maximum of +0.30%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

        Ultra Small Company:    The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. The fee is subject to a maximum rate of 1.49% and a maximum expense ratio of 2.00%.

        Ultra Small Company Market:    The Fund pays a flat 0.50% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.75%.

        Micro Cap Limited:    A total advisory fee is paid by the Fund to the Adviser which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. This is limited to a maximum annualized ratio of 1.49% of the assets in the quarter the Advisory Fee is determined.

        The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

        Small Cap Growth:    A total advisory fee is paid by the Fund to the Adviser which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund's average daily net assets.

        The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

        Small Cap Value:    A total advisory fee is paid by the Fund to the Adviser which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund's average daily net assets.

        The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Value Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

        Large Cap Growth:    A total advisory fee is paid by the Fund to the Adviser which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund's average daily net assets.

        The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

        Large Cap Value:    A total advisory fee is paid by the Fund to the Adviser which is comprised of a Base Fee and a Performance adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund's average daily net assets.

        The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Value Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

        Blue Chip 35 Index:    The Fund pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

        Balanced:    The Fund pays a flat 0.60% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.94%.

        Expense limitations:    At a special meeting on March 31, 2005, shareholders of the Funds approved amendments to the Management Agreements detailing expense limitations.

        Listed below are descriptions of these limitations for each fund.

        Aggressive Investors 1:    The Adviser agreed to reimburse the Fund for operating expenses and management fees above 1.80% of the value of its average net assets for the six months ended December 31, 2005.There were no reimbursements to the Fund for the six months ended December 31, 2005.

        Aggressive Investors 2:    The Adviser agreed to reimburse the Fund for operating expenses and management fees above 1.75% of the value of its average net assets for the six months ended December 31, 2005.There were no reimbursements to the Fund for the six months ended December 31, 2005.

        Ultra Small Company:    The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 2.00% of the value of its average net assets for the six months ended December 31, 2005. There were no reimbursements to the Fund for the six months ended December 31, 2005.

        Ultra Small Company Market:    The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.75% of the value of its average net assets six months ended December 31, 2005.There were no reimbursements to the Fund for the six months ended December 31, 2005.

        Micro Cap Limited:    The Adviser agreed to reimburse the Fund for operating expenses and management fees above 1.85% of the value of its average net assets for the six months ended December 31, 2005.There were no reimbursements to the Fund for the six months ended December 31, 2005.

        Small Cap Growth:    The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.94% of the value of its average net assets for the six months ended December 31, 2005. There were no reimbursements to the Fund for the six months ended December 31, 2005.

        Small Cap Value:    The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.94% of the value of its average net assets for the six months ended December 31, 2005. There were no reimbursements to the Fund for the six months ended December 31, 2005.

        Large Cap Growth:    The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.84% of the value of its average net assets for the six months ended December 31, 2005. There were no reimbursements to the Fund for the six months ended December 31, 2005.

        Large Cap Value:    The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.84% of the value of its average net assets for the six months ended December 31, 2005. There were no reimbursements to the Fund for the six months ended December 31, 2005.

        Blue Chip 35 Index:    The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.15% of the value of its average net assets for the six months ended

December 31, 2005. During the period, the Adviser reimbursed expenses of $23,748 and waived Advisory fees of $16,819.

        Balanced:    The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.94% of the value of its average net assets for the six months ended December 31, 2005. During the six months ended December 31, 2005, the Adviser reimbursed expenses of $26,874.

        Other Related Party Transactions:    On occasion, the Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the six months ended December 31, 2005 by any of the Funds.

        On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Funds pursuant to which Bridgeway Capital Management acts as Administrator for the Funds. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Funds that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

        One director of the Funds, John Montgomery, is an owner and director of the Adviser. Another director of the Fund, Michael Mulcahy, is an executive and director of the Adviser. Under the Investment Company Act of 1940 definitions, both are considered to be an "affiliated person" of the Adviser and an "interested person" of the Adviser and of the Funds. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

        Board of Directors Compensation:    Bridgeway paid an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director. The Independent Chairman of the Board received an annual retainer of $10,000 and fees of $3,000 per meeting. At the Board of Directors meeting on November 9, 2005, the compensation plan for the Board of Directors was amended as follows. Bridgeway pays an annual retainer of $8,000 and fees of $4,000 per meeting to each Independent Director. The Independent Chairman of the Board receives an annual retainer of $10,500 and fees of $5,000 per meeting.

        The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. During the six months ended December 31, 2005, total reimbursements made, across all of the Funds, was $936. The amount of directors fees attributable to each Fund is disclosed in the Statements of Operations.

4. Distribution and Shareholder Servicing Fees:

        Foreside Fund Services, LLC acts as distributor of the Funds' shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Funds, shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.

5. Purchases and Sales of Investment Securities:

        Purchases and sales of investments, other than short-term securities, for each Bridgeway Fund for the six month period ended December 31, 2005 were as follows:

Purchases
Bridgeway Fund	U.S. Government	Other
Aggressive Investors 1	—	$297,775,638
Aggressive Investors 2	—	$241,403,936
Ultra-Small Company	—	$48,295,615
Ultra-Small Company Market	—	$163,668,511
Micro-Cap Limited	—	$37,112,469
Small-Cap Growth	—	$74,771,287
Small-Cap Value	—	$175,139,826
Large-Cap Growth	—	$18,887,557
Large-Cap Value	—	$18,389,198
Blue Chip 35 Index	—	$22,523,691
Balanced	$1,496,465	$20,263,361

Sales
Bridgeway Fund	U.S. Government	Other
Aggressive Investors 1	—	$308,460,179
Aggressive Investors 2	—	$127,275,944
Ultra-Small Company	—	$62,489,533
Ultra-Small Company Market	—	$55,182,393
Micro-Cap Limited	—	$40,995,723
Small-Cap Growth	—	$18,298,891
Small-Cap Value	—	$38,798,790
Large-Cap Growth	—	$8,603,187
Large-Cap Value	—	$6,215,472
Blue Chip 35 Index	—	$11,063,952
Balanced	$1,000,000	$8,251,879

6. Federal Income Taxes

        Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2005 were as follows:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
As of December 31, 2005
Gross appreciation (excess of value over tax cost)	$75,783,969	$45,172,442	$34,999,823
Gross depreciation (excess of tax cost over value)	(3,217,649)	(2,461,514)	(2,444,833)

Net unrealized appreciation/(depreciation)	$72,566,320	$42,710,928	$32,554,990

Cost of investments for income tax purposes	$329,586,472	$264,535,817	$77,844,841

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
As of December 31, 2005
Gross appreciation (excess of value over tax cost)	$339,446,277	$23,292,132	$22,754,695	$29,909,785
Gross depreciation (excess of tax cost over value)	(15,338,031)	(1,310,081)	(3,129,673)	(4,708,183)

Net unrealized appreciation	$324,108,246	$21,982,051	$19,625,022	$25,201,602

Cost of investments for income tax purposes	$438,342,882	$51,669,836	$108,292,561	$194,367,629

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced*
As of December 31, 2005
Gross appreciation (excess of value over tax cost)	$11,166,205	$6,882,353	$4,500,471	$4,902,181
Gross depreciation (excess of tax cost over value)	(1,004,963)	(329,647)	(749,496)	(746,398)

Net unrealized appreciation	$10,161,242	$6,552,706	$3,750,975	$4,155,783

Cost of investments for income tax purposes	$47,461,643	$35,566,970	$44,089,103	$56,607,441

The differences between book and tax net unrealized appreciation are wash sale loss deferrals.

*
Does not include written options.

        Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

        The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

        The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2005 and June 30, 2004, respectively, were as follows:

	Ultra-Small Company		Ultra-Small Company Market
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Distributions paid from:
Ordinary Income	$2,401,271	$1,778,425	$1,224,997	$—
Long-Term Capital Gain	19,650,404	11,659,278	6,669,718	710,875

Total	22,051,675	13,437,703	7,894,715	710,875

	Micro-Cap Limited		Large-Cap Value
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Distributions paid from:
Ordinary Income	$4,576,049	$1,375,981	$195,000	$—
Long-Term Capital Gain	5,543,706	5,054,263	—	—

Total	10,119,755	6,430,244	195,000	—

	Blue Chip 35 Index		Balanced
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Distributions paid from:
Ordinary Income	$674,999	$169,895	$393,526	$61,044
Long-Term Capital Gain	—	—	29,323	—

Total	674,999	169,895	422,849	61,044

        Note the Aggressive Investors 1, Aggressive Investors 2, Small Cap Growth, Small Cap Value and Large Cap Growth Funds had no distributions for the fiscal years ended June 30, 2004 and June 30, 2005.

        Components of Net Assets (Tax Basis) As of June 30, 2005, the components of net assets on a tax basis were:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
Accumulated net investment income	$—	$—	$927,966
Accumulated net realized gain/(loss) on investments	26,515,437	(1,026,561)	10,617,666
Net unrealized appreciation/(depreciation) of investments	70,772,790	27,396,659	34,619,027

Total	$97,288,227	$26,370,098	$46,164,659

	Ultra Small Company Market	Micro Cap Limited	Small-Cap Growth
Accumulated net investment income	$567,340	$—	$—
Accumulated net realized gain/(loss) on investments	14,240,872	3,197,038	(4,307,355)
Net unrealized appreciation/(depreciation) of investments	286,954,104	23,233,931	12,061,822
Cumulative effect of other differences	—	—	(3,472)

Total	$301,762,316	$26,430,969	$7,750,995

	Small-Cap Value	Large-Cap Growth	Large-Cap Value
Accumulated net investment income	$—	$—	$196,230
Accumulated net realized gain/(loss) on investments	(3,332,243)	(4,893,790)	(593,237)
Net unrealized appreciation/(depreciation) of investments	11,860,572	6,456,026	4,201,277
Cumulative effect of other differences	(3,472)	(3,388)	(3,388)

Total	$8,524,857	$1,558,848	$3,800,882

	Blue Chip 35	Balanced
Accumulated net investment income	$349,303	$439,260
Accumulated net realized gain/(loss) on investments	(2,372,091)	364,079
Net unrealized appreciation/(depreciation) of investments	2,163,871	2,668,070
Cumulative effect of other differences	—	—

Total	$141,083	$3,471,409

7. Line of Credit

        The Bridgeway Blue Chip 35 Index Fund and Ultra Small Company Market Fund established a line of credit agreement ("LOC") with U.S. Bank, N.A. (the "Bank" or "Lender") which matures on June 1, 2006 and is renewable annually at the Bank's option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be for a maximum of fifteen (15) business days and are at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to the lesser of $1,650,000 for the Blue Chip 35 Index Fund and $36,750,000 for the Ultra Small Company Market Fund, or 33 1/3% of the Funds' net assets. Borrowings under the line of credit bear interest based on the Lender's Prime Rate. Principal is due fifteen days after each advance and at Maturity. Interest is payable monthly in arrears. The minimum advance is $1,000.

        As of December 31, 2005 the Blue Chip 35 Index Fund had a zero balance with its secured line of credit. During the six months ended December 31, 2005, the average borrowing was $131,255 with an average rate on borrowings of 6.75%.

        The Ultra Small Company Market Fund had no borrowings during the six months ended December 31, 2005.

8. Redemption Fees:

        In Ultra-Small Company Market Fund a 2.00% redemption fee may be charged on shares held less than six months and a 2.00% redemption fee may be charged in a down market. In Blue Chip 35 Index Fund a 1.00% redemption fee may be charged on redemptions in a down market.

9. Change in Independent Registered Public Accounting Firm:

        On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

OTHER INFORMATION
(Unaudited)

1.     Proxy Voting:

        Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2005 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

2.     Fund Holdings:

        The complete schedules of the Funds' holdings for the second and fourth quarters of each fiscal year are contained in the Funds' semi-annual and annual shareholder reports, respectively.

        The Bridgeway Funds file complete schedules of the Funds' holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

3.     Other

        Shareholders of record owning more than 5% of the outstanding shares of each Bridgeway Fund as of December 31, 2005, are listed in the table below, followed by the total percentage ownership of all Officers and Directors of Bridgeway Funds, Inc.

Name	Address	Aggressive Investors 1 Fund	Aggressive Investors 2 Fund	Ultra-Small Company Fund	Ultra-Small Company Market Fund	Blue Chip 35 Index Fund	Micro-Cap Limited Fund
Bridgeway Capital Management, Inc. Houston, TX 77005	5615 Kirby Drive, Ste 518
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers (incorporated in the state of Delaware)	101 Montgomery Street San Francisco, CA 94101	19.02%	19.06%		28.42%	17.35%
FTC & Co.	PO Box 173736 Denver, CO 80217-3736					6.96%
Eternity LTD.	P O Box N-7776 Nassau, Bahamas						15.23%
Letort Management Trust Company	3130 Morningside Camp Hill, PA 17011					35.52%
National Financial Services, Corp.	PO Box 989030 New York, NY 10281	18.14%	17.66%	10.09%	18.73%	5.15%	12.55%
National Investors Services Inc.	55 Water Street 32nd Floor New York, NY 10041-3299	6.18%	5.04%		5.90%	7.34%	10.92%
Prudential Investment Management Services	100 Mulberry St. 3 Gateway Center FL 11 Newark, NJ 07102		6.01%		8.64%
All Officers/Directors		0.386%	0.117%	1.089%	0.000%	0.835%	0.403%

Name	Address	Balanced Fund	Small-Cap Growth Fund	Small-Cap Value Fund	Large-Cap Growth Fund	Large-Cap Value Fund
Bridgeway Capital Management, Inc. Houston, TX 77005	5615 Kirby Drive, Ste 518	6.10%
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers (incorporated in the state of Delaware)	101 Montgomery Street San Francisco, CA 94101	41.03%	19.61%	15.80%	19.97%	12.17%
National Financial Services, Corp.	P O Box 989030 New York, NY 10281	9.59%	21.06%	25.81%	13.61%	17.08%
National Investors Services Inc.	55 Water Street 32nd Floor New York, NY 10041-3299	9.33%	8.35%	13.08%	5.45%	8.18%
Trust Company of America	P O Box 6503 Englewood, CO 80155					9.70%
All Officers/Directors		0.652%	0.011%	0.007%	0.021%	0.031%

4.     Directors & Officers

Independent Directors

Name, Address(1), and Age	Positions(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorship Held by Director
Kirbyjon Caldwell Age 52	Director	Term: 1 Year Length: 4 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Contintental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares
Karen S. Gerstner Age 50	Director	Term: 1 Year Length: 11 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present, Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None
Miles Douglas Harpers, III* Age 43	Director	Term: 1 Year Length: 11 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*
Independent Chairman

"Interested" or Affiliated Directors and Officers

Name, Address(1), and Age	Positions(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorship Held by Director
Michael D. Mulcahy(3) Age 42	President and Director	Term: 1 Year Length: 10/01/2003 to present	President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002-6/2005. Vice President, Hewlett Packard, 1/2001-12/2002. Executive Vice President, Artios, Inc., 10/1998-1/2001.	Eleven	None
John N. R. Montgomery(4) Age 50	Vice-President and Director	Term: 1 Year Length: 12 Years	Vice-President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 - 6/2005. President, Bridgeway Capital Management, Inc., 7/1993 - present.	Eleven	None

"Interested" or Affiliated Directors and Officers

Name, Address(1), and Age	Positions(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorship Held by Director
Richard P. Cancelmo, Jr. Age 46	Vice-President	Term: 1 Year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.		None
Joanna Barnhill Age 56	Secretary	Term: 1 Year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None
Linda G. Giuffré Age 44	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 5/14/2004 to present	Chief Compliance Officer, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President—Compliance Capstone Asset Management Company, 1998 - 2004		None

(1)
The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2)
The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3)
Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4)
John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

  The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

  The Fund's Statement of Additional Information includes additional information about the Fund's Board and is available, without charge, upon request by calling 1-800-661-3550.

BRIDGEWAY FUNDS, INC.
c/o Forum Shareholder Services
P. O. Box 446
Portland, ME 04112
713-661-3500 800-661-3550

CUSTODIAN
US Bank N.A.
425 Walnut Street, 6TH Floor
Cincinnati, OH 45202

DISTRIBUTOR
Foreside Fund Services, LLC
2 Portland Square
Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Reports and other information about the Funds is also available on the SEC's website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov

Item 2.    Code of Ethics.

        Not applicable to semi-annual report.

Item 3.    Audit Committee Financial Expert.

        Not applicable to semi-annual report.

Item 4.    Principal Accounting Fees and Services.

        Not applicable to semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

        Not applicable.

Item 6.    Schedule of Investments.

        Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated
               Purchasers.

        Not applicable.

Item 10.    Submission of Matters to Vote of Security Holders.

        There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

Item 11.    Controls and Procedures.

  (a)
  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

  (b)
  There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

          (a)(1) Not applicable to semi-annual report.

          (a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

          (a)(3) Not applicable.

          (b)   Certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIDGEWAY FUNDS, INC.
By:	/s/ Michael D. Mulcahy Michael D. Mulcahy President and Principal Executive Officer
Date:	March 9, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael D. Mulcahy Michael D. Mulcahy President and Principal Executive Officer
Date:	March 9, 2006
By:	/s/ Linda Giuffre Linda Giuffre Treasurer and Principal Financial Officer
Date:	March 9, 2006